                      CONTRACT PROSPECTUS - JULY 13, 2001

--------------------------------------------------------------------------------
[SIDE NOTE]
THE FUNDS

- Aetna Index Plus Large Cap VP
- Aetna Index Plus Mid Cap VP
- Aetna Index Plus Small Cap VP
- Aetna Value Opportunity VP
- Alliance Variable Products (VP)--AllianceBernstein
Value Portfolio
- Alliance Variable Products (VP)--Growth and Income
Portfolio
- Alliance Variable Products (VP)--Premier Growth
Portfolio
- Brinson Tactical Allocation Portfolio
- Fidelity Variable Insurance Products Fund
(VIP)--Equity-Income Portfolio
- Fidelity Variable Insurance Products Fund
(VIP)--Growth Portfolio
- Fidelity Variable Insurance Products Fund II (VIP
II)--Contrafund-Registered Trademark- Portfolio
- GCG Trust--Eagle Value Equity Series
- GCG Trust--Janus Growth and Income Series
- GCG Trust--Liquid Asset Series
- GCG Trust--MFS Research Series
- GCG Trust--MFS Total Return Series
- GCG Trust--PIMCO Core Bond Series
- INVESCO VIF--Financial Services Fund
- INVESCO VIF--Health Sciences Fund
- INVESCO VIF--Utilities Fund
- Janus Aspen--Worldwide Growth Portfolio
- Pilgrim Variable Insurance Trust (VIT)--Worldwide
Growth Portfolio
- Pilgrim Variable Products (VP)--Convertible Portfolio
- Pilgrim Variable Products (VP)--Growth and Income
Portfolio
- Pilgrim Variable Products (VP)--LargeCap Growth
Portfolio
- Pilgrim Variable Products (VP)--MagnaCap Portfolio
- PIMCO Variable Insurance (VI)--High Yield Bond
Portfolio
- Pioneer Fund VCT Portfolio
- Pioneer Small Company VCT Portfolio
- Portfolio Partners, Inc. (PPI)--MFS Capital
Opportunities Portfolio
- Prudential Series--Prudential Jennison Portfolio
- Prudential Series--SP Jennison International Growth
Portfolio
- Putnam Variable Trust (VT)--Growth and Income Fund
- Putnam Variable Trust (VT)--International Growth and
Income Fund
- Putnam Variable Trust (VT)--Voyager Fund II
[END SIDE NOTE]

THE CONTRACT. The contract described in this prospectus is a group or individual deferred variable annuity contract issued by Golden American Life Insurance
Company (the Company, we, us, our). It is issued to you, the contract holder, as either a nonqualified deferred annuity, including contracts offered to a custodian for an Individual Retirement Account as described in Section 408(a) of the Internal Revenue
Code of 1986, as amended (Tax Code); a qualified individual retirement annuity (IRA); a qualified Roth
IRA; or as a qualified contract for use with certain employer sponsored retirement plans.
The contract is not available as a SIMPLE IRA under Tax
Code Section 408(p).
WHY READING THIS PROSPECTUS IS IMPORTANT. This prospectus contains facts about the contract and its investment options that you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully.
 TABLE OF CONTENTS . . . PAGE 3
PREMIUM BONUS OPTION. We will credit a premium bonus to your account for each purchase payment you make during the first account year if you elect the premium bonus option. There is an additional charge for this option during the first seven account years. Therefore, the fees you will pay if you elect the premium bonus option will be greater than the fees you will pay if you do not elect the premium bonus option. The premium bonus option may not be right for you if you expect to make additional purchase payments after the first account year or if you anticipate that you will need to make withdrawals during the first seven account years. In these circumstances the amount of the premium bonus option charge may be more than the amount of the premium bonus we credit to your account. See "Premium
Bonus Option--Suitability." The premium bonus option may not be available in all states.
INVESTMENT OPTIONS. The contract offers variable investment options and a fixed interest option. When we establish your account you instruct us to direct account dollars to any of the available options.
VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Separate
Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.
RISKS ASSOCIATED WITH INVESTING IN THE FUNDS. The funds in which the subaccounts invest have various risks.
Information about the risks of investing in the funds is located in the "Investment Options" section on page 18, in Appendix II--Description of Underlying
Funds and in each fund prospectus. READ THIS PROSPECTUS
IN CONJUNCTION WITH THE FUND PROSPECTUSES, AND RETAIN
THE PROSPECTUSES FOR FUTURE REFERENCE.

GETTING ADDITIONAL INFORMATION. You may obtain the
July 13, 2001, Statement of Additional Information
(SAI) about the separate account by indicating your request on your application or calling us at 1-800-366-0066. You may also obtain an SAI for any of the funds by calling that number. The Securities and Exchange Commission (SEC) also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR Database on the SEC web site, www.sec.gov, or at the SEC Public Reference Room in Washington, D.C. You may call 1-202-942-8090 or 1-800-SEC-0330 to get information about the operations of the Public
Reference Room. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, Washington, D.C.
20549-0102. The SAI table of contents is listed on page 55 of this prospectus. The SAI is incorporated into this prospectus by reference.

--------------------------------------------------------------------------------

                                    ADDITIONAL DISCLOSURE INFORMATION. NEITHER
                                    THE SEC NOR ANY STATE SECURITIES COMMISSION
                                    HAS APPROVED OR DISAPPROVED THE SECURITIES
                                    OFFERED THROUGH THIS PROSPECTUS OR PASSED ON
                                    THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE. WE DO NOT INTEND FOR THIS
                                    PROSPECTUS TO BE AN OFFER TO SELL OR A
                                    SOLICITATION OF AN OFFER TO BUY THESE
                                    SECURITIES IN ANY STATE THAT DOES NOT PERMIT
                                    THEIR SALE. WE HAVE NOT AUTHORIZED ANYONE TO
                                    PROVIDE YOU WITH INFORMATION THAT IS
                                    DIFFERENT THAN THAT CONTAINED IN THIS
                                    PROSPECTUS.

                                    FIXED INTEREST OPTION.

                                    -- Golden American Guaranteed Account (the
                                       Guaranteed Account)

                                    Except as specifically mentioned, this
                                    prospectus describes only the investment options offered through the separate account. However, we describe the Guaranteed Account in an appendix to this prospectus. There is also a separate Guaranteed Account prospectus.

                                    AVAILABILITY OF OPTIONS. Some funds or the
                                    Guaranteed Account may be unavailable
                                    through your contract or in your state.

                                    THE CONTRACT IS NOT A DEPOSIT WITH,
                                    OBLIGATION OF OR GUARANTEED OR ENDORSED BY
                                    ANY BANK, NOR IS IT INSURED BY THE FDIC. THE
                                    CONTRACT IS SUBJECT TO INVESTMENT RISK,
                                    INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL
                                    AMOUNT OF YOUR INVESTMENT.

TABLE OF CONTENTS


   CONTRACT OVERVIEW..............................   4
   Contract Design
   Contract Facts
   Questions: Contacting the Company (sidebar)
   Sending Forms and Written Requests in Good
   Order (sidebar)
   Sending Additional Purchase Payments (sidebar)
   Contract Phases: The Accumulation Phase, The
   Income Phase

 FEE TABLE........................................   8

 CONDENSED FINANCIAL INFORMATION..................  14

 PURCHASE AND RIGHTS..............................  14

 RIGHT TO CANCEL..................................  16

 PREMIUM BONUS OPTION.............................  16

 INVESTMENT OPTIONS...............................  18

 TRANSFERS AMONG INVESTMENT OPTIONS...............  20

 TRANSFERS BETWEEN OPTION PACKAGES................  22

 FEES.............................................  23

 YOUR ACCOUNT VALUE...............................  28

 WITHDRAWALS......................................  30

 SYSTEMATIC DISTRIBUTION OPTIONS..................  32

 DEATH BENEFIT....................................  33

 THE INCOME PHASE.................................  38

 TAXATION.........................................  42

 OTHER TOPICS.....................................  50

 The Company -- Separate Account B -- Contract
 Distribution -- Payment of Commissions -- Payment
 Delay or Suspension -- Performance Reporting --Voting
 Rights -- Contract Modifications -- Transfer of
 Ownership: Assignment -- Involuntary Terminations --
 Legal Proceedings -- Legal Matters

 CONTENTS OF THE STATEMENT OF ADDITIONAL
 INFORMATION......................................  55

 APPENDIX I -- GOLDEN AMERICAN GUARANTEED
 ACCOUNT..........................................  56

 APPENDIX II -- DESCRIPTION OF UNDERLYING FUNDS...  59

[SIDE NOTE]
QUESTIONS: CONTACTING THE COMPANY. To answer your questions, contact your sales representative or write or call our Customer Service Center at:
P.O. Box 2700
West Chester, PA 19380
1-800-366-0066
SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER.
If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.
SENDING ADDITIONAL PURCHASE PAYMENTS.
Use the following address when sending additional purchase payments.
 Golden American Life Insurance Company
 Attn: Customer Service Department
 P.O. Box 2700
 West Chester, PA 19380
[END SIDE NOTE]

CONTRACT OVERVIEW
----------------------------------------------

The following is intended as a summary. Please read each section of this prospectus for additional detail.

                                CONTRACT DESIGN
-------------------------------------------------------------------

The contract described in this prospectus is a group or individual deferred variable annuity contract. It is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The term "contract" in this prospectus refers to individual contracts and to certificates issued under group contracts.

                                 CONTRACT FACTS
-------------------------------------------------------------------

OPTION PACKAGES. There are three option packages available under the contract. You select an option package at the time of application. Each option package is distinct. See "Purchase and Rights" for age maximums on the calculation of death benefits. The differences are summarized as follows:

                     OPTION PACKAGE I          OPTION PACKAGE II        OPTION PACKAGE III
 Mortality and
 Expense Risk
 Charge(1):                0.80%                     1.10%                     1.25%
 Death            The greater of:           The greatest of:          The greatest of:
 Benefit(2)       (1) The sum of all        (1) The sum of all        (1) The sum of all
 on Death of          purchase payments,        purchase payments,        purchase payments,
 the                  adjusted for              adjusted for              adjusted for
 Annuitant(3):        amounts withdrawn         amounts withdrawn         amounts withdrawn
                      or applied to an          or applied to an          or applied to an
                      income phase              income phase              income phase
                      payment option as         payment option as         payment option as
                      of the claim date;        of the claim date;        of the claim date;
                      or                        or                        or
                  (2) The account value     (2) The account value     (2) The account value
                      on the claim date.        on the claim date;        on the claim date;
                                                or                        or
                                            (3) The "step-up value"   (3) The "step-up value"
                                                on the claim date.        on the claim date;
                                                                          or
                                                                      (4) The "roll-up value"
                                                                          on the claim date.
 Minimum             NON-                      NON-                      NON-
 Initial          QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:
 Purchase          $15,000       $1,500       $5,000       $1,500       $5,000       $1,500
 Payment(4):
 Free               10% of your account     10% of your account       10% of your account
Withdrawals(5):     value each account      value each account        value each account
                   year, non-cumulative.    year, non-cumulative.     year, cumulative to a
                                                                      maximum 30%.
 Nursing Home
 Waiver --                  Not
 Waiver of               Available                 Available                 Available
 Early With-
 drawal Charge:

(1)  See "Fee Table" and "Fees."
(2) See "Death Benefit." If a death benefit is payable based on account value, step-up value or roll-up value, the death benefit will not include any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."
(3) When a contract holder who is not the annuitant dies, the amount of the death benefit is not the same as shown above under each option package. See "Death Benefit." THEREFORE, CONTRACT HOLDERS WHO ARE NOT ALSO THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER OPTION PACKAGES II AND III ARE SUITABLE FOR THEIR CIRCUMSTANCES.
(4)  See "Purchase and Rights."
(5)  See "Fees."

PREMIUM BONUS OPTION. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. See "Premium Bonus Option."

In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. This charge will also be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See "Fee Table" and "Fees."

In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See
   "Premium Bonus Option--Forfeiture" and "Right to Cancel."

-- If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" and "Death Benefit--Premium Bonus."

-- Unless prohibited by state law, if all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. See "Premium Bonus Option--Forfeiture" and "Withdrawals."

If you expect to make purchase payments to your contract after the first account year, the premium bonus option may not be right for you. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. See "Premium Bonus Option--Suitability." Your sales representative can help you decide if the premium bonus option is right for you.

TRANSFERABILITY.  You may transfer from one option package to another.

-- Transfers must occur on an account anniversary.

-- A written request for the transfer must be received by us within 60 days of an account anniversary.

-- Certain minimum account values must be met.

See "Transfers Between Option Packages."

FREE LOOK/RIGHT TO CANCEL. You may cancel your contract within ten days (some states allow you more than ten days) of receipt. See "Right to Cancel."

DEATH BENEFIT. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. The amount of the death benefit will depend upon the option package selected. See "Death Benefit." Any death benefit during the income phase will depend upon the income phase payment option selected. See "The Income Phase."

WITHDRAWALS. During the accumulation phase you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See "Withdrawals." Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. See Appendix I.

SYSTEMATIC DISTRIBUTION OPTIONS. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

FEES AND EXPENSES. Certain fees and expenses are deducted from the value of your contract. The fees and expenses deducted may vary depending upon the option package you select. See "Fee Table" and "Fees."

TAXATION. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs or 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See "Taxation."

                                CONTRACT PHASES
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Payments to your Account
Step 1
Golden American Life Insurance Company

(A)  STEP 2  (B)

Guaranteed Account
SEPARATE ACCOUNT B Variable Investment Options

THE SUBACCOUNTS
A                  B  ETC.

Step 3

MUTUAL  MUTUAL
Fund A  Fund B

I. THE ACCUMULATION PHASE
   (accumulating dollars under your
   contract)

STEP 1: You provide us with your
completed application and initial
purchase payment. We establish an
account for you and credit that
account with your initial purchase
payment. If you elected the premium
bonus option we will also credit
your account with a premium bonus.

STEP 2: You direct us to invest
your purchase payment and the
premium bonus, if applicable, in
one or more of the following
investment options:
-- The Guaranteed Account; or
-- Variable Investment Options. (The variable investment options are the subaccounts of Separate Account B. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

II. THE INCOME PHASE (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract you may select from the options available. The contract offers several income phase payment options (see "The Income Phase"). In general, you may:
-- Receive income phase payments for a specified period of time or for life;
-- Receive income phase payments monthly, quarterly, semi-annually or annually; -- Select an income phase payment option that provides for payments to your beneficiary; or
-- Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

[SIDE NOTE]
IN THIS SECTION:
-- Maximum Transaction Fees
-- Maximum Fees Deducted from Investments in the Separate Account
-- Fees Deducted by the Funds
-- Hypothetical Examples
ALSO SEE THE "FEES" SECTION FOR:
-- How, When and Why Fees are Deducted
-- Reduction, Waiver and/or Elimination of Certain Fees
-- Premium and Other Taxes

-- Charges for the Aetna GET Fund

[END SIDE NOTE]

FEE TABLE
----------------------------------------------

The tables and examples in this section show the fees that may affect your account value during the accumulation phase. See "The Income Phase" for the different fees that may apply after you begin receiving payments under the contract. The fees shown do not reflect any premium tax that may apply.

MAXIMUM TRANSACTION FEES

EARLY WITHDRAWAL CHARGE (As a percentage of payments withdrawn.)
                   ALL CONTRACTS (EXCEPT ROTH IRA CONTRACTS)

                                                                        Early
                     Years from Receipt                                 Withdrawal
                    of Purchase Payment                                 Charge
                    --------------------------------------------------  ---
                    Less than 2                                         7%
                    2 or more but less than 4                           6%
                    4 or more but less than 5                           5%
                    5 or more but less than 6                           4%
                    6 or more but less than 7                           3%
                    7 or more                                           0%

                               ROTH IRA CONTRACTS

                                                                        Early
                                                                        Withdrawal
                    Completed Account Years                             Charge
                    --------------------------------------------------  ---
                    Less than 1                                         5%
                    1 or more but less than 2                           4%
                    2 or more but less than 3                           3%
                    3 or more but less than 4                           2%
                    4 or more but less than 5                           1%
                    5 or more                                           0%

ANNUAL MAINTENANCE FEE ............................................... $30.00(1)

TRANSFER CHARGE ...................................................... $10.00(2)

(1)The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due. See "Fees--Annual Maintenance Fee."

(2)We currently do not impose this charge. We reserve the right, however, during the accumulation phase to charge $10 for each transfer after the first 12 transfers in each account year. See "Transfers" for additional information.

MAXIMUM FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

AMOUNT DURING THE ACCUMULATION PHASE

(Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

                                                        ALL
                                                      ACCOUNT
- IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION         YEARS

    -- OPTION PACKAGE I--

         Mortality and Expense Risk Charge               0.80%
         Administrative Expense Charge                   0.15%
                                                      --------
         Total Separate Account Expenses                 0.95%
                                                      ========

    -- OPTION PACKAGE II--

         Mortality and Expense Risk Charge               1.10%
         Administrative Expense Charge                   0.15%
                                                      --------
         Total Separate Account Expenses                 1.25%
                                                      ========

    -- OPTION PACKAGE III--

         Mortality and Expense Risk Charge               1.25%
         Administrative Expense Charge                   0.15%
                                                      --------
         Total Separate Account Expenses                 1.40%
                                                      ========

                                                         AFTER
                                            ACCOUNT    THE 7(TH)
                                             YEARS      ACCOUNT
- IF YOU ELECT THE PREMIUM BONUS OPTION       1-7        YEAR

    -- OPTION PACKAGE I--

         Mortality and Expense Risk
         Charge                                0.80%       0.80%
         Administrative Expense Charge         0.15%       0.15%
         Premium Bonus Option Charge           0.50%       0.00%
                                            --------    --------
         Total Separate Account Expenses       1.45%       0.95%
                                            ========    ========

    -- OPTION PACKAGE II--

         Mortality and Expense Risk
         Charge                                1.10%       1.10%
         Administrative Expense Charge         0.15%       0.15%
         Premium Bonus Option Charge           0.50%       0.00%
                                            --------    --------
         Total Separate Account Expenses       1.75%       1.25%
                                            ========    ========

    -- OPTION PACKAGE III--

         Mortality and Expense Risk
         Charge                                1.25%       1.25%
         Administrative Expense Charge         0.15%       0.15%
         Premium Bonus Option Charge           0.50%       0.00%
                                            --------    --------
         Total Separate Account Expenses       1.90%       1.40%
                                            ========    ========

FEES DEDUCTED BY THE FUNDS

USING THIS INFORMATION. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors impacting the share value, refer to the fund prospectus.

HOW FEES ARE DEDUCTED. The fund fees are not deducted from account values. Instead, they are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Except as noted below, the following figures are a percentage of the average net assets of each fund and are based on figures for the year ended December 31, 2000.


                                                 FUND EXPENSE TABLE(1)
                                                                             TOTAL FUND                     NET FUND
                                                                               ANNUAL                        ANNUAL
                                                                              EXPENSES                      EXPENSES
                                          INVESTMENT                          WITHOUT         TOTAL           AFTER
                                           ADVISORY     12B-1     OTHER      WAIVERS OR    WAIVERS AND       WAIVERS
FUND NAME                                    FEES        FEE     EXPENSES    REDUCTIONS    REDUCTIONS     OR REDUCTIONS
---------                                    ----        ---     --------    ----------    ----------     -------------
Aetna Index Plus Large Cap VP
  (Class S)(2)(3)                           0.35%       0.25%     0.09%        0.69%          0.00%           0.69%
Aetna Index Plus Mid Cap VP
  (Class S)(2)(4)                           0.40%       0.25%     0.22%        0.87%          0.02%           0.85%
Aetna Index Plus Small Cap VP
  (Class S)(2)(4)                           0.40%       0.25%     0.46%        1.11%          0.26%           0.85%
Aetna Value Opportunity VP
  (Class S)(2)(3)                           0.60%       0.25%     0.15%        1.00%          0.00%           1.00%
Alliance VP AllianceBernstein Value
  Portfolio (Class B)(5)                    0.75%       0.25%     0.84%        1.84%          0.64%           1.20%
Alliance VP Growth and Income
  Portfolio (Class B)                       0.63%       0.25%     0.07%        0.95%          0.00%           0.95%
Alliance VP Premier Growth Portfolio
  (Class B)                                 1.00%       0.25%     0.05%        1.30%          0.00%           1.30%
Brinson Tactical Allocation Portfolio
  (Class I)                                 0.50%       0.25%     0.23%        0.98%          0.00%           0.98%
Fidelity VIP Equity-Income Portfolio
  (Service Class 2)(6)(7)                   0.48%       0.25%     0.10%        0.83%          0.01%           0.82%
Fidelity VIP Growth Portfolio (Service
  Class 2)(6)(7)                            0.57%       0.25%     0.09%        0.91%          0.01%           0.90%
Fidelity VIP II
Contrafund-Registered Trademark-Portfolio
  (Service Class 2)(6)(8)                   0.57%       0.25%     0.10%        0.92%          0.02%           0.90%
GCG Trust Eagle Value Equity Series(9)      0.94%       0.00%     0.01%        0.95%          0.00%           0.95%
GCG Trust Janus Growth and Income
  Series(9)                                 1.10%       0.00%     0.01%        1.11%          0.00%           1.11%
GCG Trust Liquid Asset Series(9)            0.54%       0.00%     0.01%        0.55%          0.00%           0.55%
GCG Trust MFS Research Series(9)            0.88%       0.00%     0.01%        0.89%          0.00%           0.89%
GCG Trust MFS Total Return Series(9)        0.88%       0.00%     0.01%        0.89%          0.00%           0.89%
GCG Trust PIMCO Core Bond Series(9)         1.00%       0.00%     0.01%        1.01%          0.00%           1.01%
INVESCO VIF -- Financial Services
  Fund(10)                                  0.75%       0.00%     0.34%        1.09%          0.00%           1.09%
INVESCO VIF -- Health Sciences
  Fund(10)                                  0.75%       0.00%     0.32%        1.07%          0.00%           1.07%
INVESCO VIF -- Utilities Fund(11)           0.60%       0.00%     0.81%        1.41%          0.19%           1.22%
Janus Aspen Worldwide Growth Portfolio
  (Service Shares)(12)                      0.65%       0.25%     0.05%        0.95%          0.01%           0.94%
Pilgrim VIT Worldwide Growth
  Portfolio(13)                             1.00%       0.25%     1.72%        2.97%          1.74%           1.23%
Pilgrim VP Convertible Portfolio
  (Class S)(14)                             0.75%       0.25%     0.25%        1.25%          0.15%           1.10%
Pilgrim VP Growth and Income Portfolio
  (Class S)(14)                             0.75%       0.25%     0.25%        1.25%          0.15%           1.10%
Pilgrim VP LargeCap Growth Portfolio
  (Class S)(14)                             0.75%       0.25%     0.25%        1.25%          0.15%           1.10%
Pilgrim VP MagnaCap Portfolio
  (Class S)(14)                             0.75%       0.25%     7.15%        8.15%          7.05%           1.10%
PIMCO VI High Yield Bond Portfolio(15)      0.25%       0.15%     0.35%        0.75%          0.00%           0.75%
Pioneer Fund VCT Portfolio (Class II)       0.65%       0.25%     0.03%        0.93%          0.00%           0.93%
Pioneer Small Company VCT Portfolio
  (Class II)(16)                            0.75%       0.25%     0.60%        1.60%          0.10%           1.50%
PPI MFS Capital Opportunities
  Portfolio                                 0.65%       0.00%     0.25%        0.90%          0.00%           0.90%
Prudential Jennison Portfolio
  (Class II)                                0.60%       0.25%     0.19%        1.04%          0.00%           1.04%
Prudential SP Jennison International
  Growth Portfolio (Class II)(17)           0.85%       0.25%     0.60%        1.70%          0.06%           1.64%
Putnam VT Growth and Income Fund
  (Class IB)                                0.46%       0.25%     0.04%        0.75%          0.00%           0.75%
Putnam VT International Growth and
  Income Fund (Class IB)                    0.80%       0.25%     0.17%        1.22%          0.00%           1.22%
Putnam VT Voyager Fund II
  (Class IB)(18)                            0.70%       0.25%     0.30%        1.25%          0.00%           1.25%

FOOTNOTES TO THE "FUND EXPENSE TABLE"

(1) Certain of the fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements generally are separate from the expenses shown above and do not affect, directly or indirectly, the expenses paid by investors.
(2) Because Class S shares are new, the expenses shown are based on expenses incurred by Class R shareholders for the year ended 12/31/00, adjusted for differences in the distribution (12b-1) fee applicable to Class S.
(3) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/or it administrative services fees and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio.
(4) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/or it administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Portfolios' total operating expenses do not exceed the percentage reflected under Net Fund Annual Expenses.
(5) Alliance Capital is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/ or it administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Portfolio's total operating expenses do not exceed the percentage reflected under Net Fund Annual Expenses.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(7) Effective January 12, 2000, FMR has voluntarily agreed to reimburse Service Class 2 of the fund to the extent that total operating expense (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.75%. This arrangement may be discontinued by FMR at any time.
(8) Effective January 12, 2000, FMR has voluntarily agreed to reimburse Service Class 2 of the fund to the extent that total operating expense (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.
(9) Fees decline as the total assets of certain combined portfolios increase. Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 2000, except for (i) portfolios that commenced operations in 2000 and 2001, and
     (ii) newly formed portfolios where the charges have been estimated. Total Fund Annual Expenses are based on actual expenses for the fiscal year ended December 31, 2000.
(10) The Fund's actual Other Expenses and Total Fund Annual Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Fund Annual Expenses for the period ended December 31, 2000 were insignificant.
(11) The Fund's actual Other Expenses and Total Fund Annual Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Fund Annual Expenses for the fiscal year ended December 31, 2000 were 0.62% and 1.22%, respectively, of the Fund's average net assets.
(12) Expenses are based upon expenses for the year ended December 31, 2000, restated to reflect a reduction in the management fee for the portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement.
(13) ING Pilgrim Investments, LLC has entered into an expense limitation contract with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses through February 28, 2002. The expense limit for the Fund is shown as Net Fund Annual Expenses. Fee waiver and/or reimbursements by ING Pilgrim Investments, LLC may vary in order to achieve such contractually obligated Net Fund Annual Expenses.
(14) Because Class S shares are new for each portfolio, the Other Expenses for the MagnaCap Portfolio is based on Class R expenses of the Portfolio. For all other Portfolios, which had not commenced operations prior to the date of this prospectus, other expenses are based on estimated amounts for the current fiscal year. ING Pilgrim Investments, LLC has entered into expense limitation agreements with each portfolio, under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING. The expense limit for each Portfolio is shown as Net Fund Annual Expenses. For each Portfolio, the expense limits will continue through at least
     December 31, 2001.
(15) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets for the Portfolio. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(16) Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Pioneer may subsequently recover reimbursed expenses from the portfolio if the portfolio's expense ratio is less than the expense limitation.
(17) Any reimbursement by the investment adviser of investment advisory or other expenses is voluntary, and not a contractual obligation.
(18) The fund commenced operations on September 29, 2000, and therefore the fund's annual expenses are estimated.

HYPOTHETICAL EXAMPLE: IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges, except the premium bonus option charge (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15% and an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%)). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely          EXAMPLE A                                   EXAMPLE B
    hypothetical.                      If you withdraw your entire account         If at the end of the periods shown
 -- They should not be                 value at the end of the periods             you (1) leave your entire account
    considered a                       shown, you would pay the following          value invested or (2) select an
    representation of past or          expenses, including any applicable          income phase payment option, you
    future expenses or                 early withdrawal charge:                    would pay the following expenses
    expected returns.                                                              (no early withdrawal charge is
 -- Actual expenses and/or                                                         reflected):*
    returns may be more or
    less than those shown in
    these examples.

                                        1 YEAR                   3 YEARS                1 YEAR                 3 YEARS
                                        ------                   -------                ------                 -------
Aetna Index Plus Large Cap VP
  (Class S)                              $ 84                     $120                    $21                   $ 66
Aetna Index Plus Mid Cap VP
  (Class S)                              $ 86                     $126                    $23                   $ 72
Aetna Index Plus Small Cap VP
  (Class S)                              $ 89                     $133                    $26                   $ 79
Aetna Value Opportunity VP
  (Class S)                              $ 88                     $130                    $25                   $ 76
Alliance VP AllianceBernstein Value
  Portfolio (Class B)                    $ 96                     $154                    $33                   $100
Alliance VP Growth and Income
  Portfolio (Class B)                    $ 87                     $128                    $24                   $ 74
Alliance VP Premier Growth Portfolio
  (Class B)                              $ 91                     $139                    $28                   $ 85
Brinson Tactical Allocation
  Portfolio (Class I)                    $ 87                     $129                    $24                   $ 75
Fidelity VIP Equity-Income Portfolio
  (Service Class 2)                      $ 86                     $124                    $23                   $ 70
Fidelity VIP Growth Portfolio
  (Service Class 2)                      $ 87                     $127                    $24                   $ 73
Fidelity VIP II
Contrafund-Registered Trademark-Portfolio
  (Service Class 2)                      $ 87                     $127                    $24                   $ 73
GCG Trust Eagle Value Equity Series      $ 87                     $128                    $24                   $ 74
GCG Trust Janus Growth and Income
  Series                                 $ 89                     $133                    $26                   $ 79
GCG Trust Liquid Asset Series            $ 83                     $116                    $20                   $ 62
GCG Trust MFS Research Series            $ 86                     $126                    $23                   $ 72
GCG Trust MFS Total Return Series        $ 86                     $126                    $23                   $ 72
GCG Trust PIMCO Core Bond Series         $ 88                     $130                    $25                   $ 76
INVESCO VIF -- Financial Services
  Fund                                   $ 88                     $132                    $25                   $ 78
INVESCO VIF -- Health Sciences Fund      $ 88                     $132                    $25                   $ 78
INVESCO VIF -- Utilities Fund            $ 92                     $142                    $29                   $ 88
Janus Aspen Worldwide Growth
  Portfolio (Service Shares)             $ 87                     $128                    $24                   $ 74
Pilgrim VIT Worldwide Growth
  Portfolio                              $107                     $187                    $44                   $133
Pilgrim VP Convertible Portfolio
  (Class S)                              $ 90                     $137                    $27                   $ 83
Pilgrim VP Growth and Income
  Portfolio (Class S)                    $ 90                     $137                    $27                   $ 83
Pilgrim VP LargeCap Growth Portfolio
  (Class S)                              $ 90                     $137                    $27                   $ 83
Pilgrim VP MagnaCap Portfolio
  (Class S)                              $157                     $322                    $94                   $268
PIMCO VI High Yield Bond Portfolio       $ 85                     $122                    $22                   $ 68
Pioneer Fund VCT Portfolio
  (Class II)                             $ 87                     $127                    $24                   $ 73
Pioneer Small Company VCT Portfolio
  (Class II)                             $ 94                     $147                    $31                   $ 93
PPI MFS Capital Opportunities
  Portfolio                              $ 87                     $127                    $24                   $ 73
Prudential Jennison Portfolio
  (Class II)                             $ 88                     $131                    $25                   $ 77
Prudential SP Jennison International
  Growth Portfolio (Class II)            $ 95                     $150                    $32                   $ 96
Putnam VT Growth and Income Fund
  (Class IB)                             $ 85                     $122                    $22                   $ 68
Putnam VT International Growth and
  Income Fund (Class IB)                 $ 90                     $136                    $27                   $ 82
Putnam VT Voyager Fund II
  (Class IB)                             $ 90                     $137                    $27                   $ 83

--------------------------

* This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

HYPOTHETICAL EXAMPLE: IF YOU ELECT THE PREMIUM BONUS OPTION

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15%, an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%) and the premium bonus option charge of 0.50% during the first seven account years). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely          EXAMPLE A                                   EXAMPLE B
    hypothetical.                      If you withdraw your entire account         If at the end of the periods shown
 -- They should not be                 value at the end of the periods             you (1) leave your entire account
    considered a                       shown, you would pay the following          value invested or (2) select an
    representation of past or          expenses, including any applicable          income phase payment option, you
    future expenses or                 early withdrawal charge:*                   would pay the following expenses
    expected returns.                                                              (no early withdrawal charge is
 -- Actual expenses and/or                                                         reflected):**
    returns may be more or
    less than those shown in
    these examples.

                                        1 YEAR                   3 YEARS                1 YEAR                 3 YEARS
                                        ------                   -------                ------                 -------
Aetna Index Plus Large Cap VP
  (Class S)                              $ 89                     $135                    $26                   $ 81
Aetna Index Plus Mid Cap VP
  (Class S)                              $ 91                     $141                    $28                   $ 87
Aetna Index Plus Small Cap VP
  (Class S)                              $ 94                     $148                    $31                   $ 94
Aetna Value Opportunity VP
  (Class S)                              $ 93                     $144                    $30                   $ 90
Alliance VP AllianceBernstein Value
  Portfolio (Class B)                    $101                     $169                    $38                   $115
Alliance VP Growth and Income
  Portfolio (Class B)                    $ 92                     $143                    $29                   $ 89
Alliance VP Premier Growth Portfolio
  (Class B)                              $ 96                     $153                    $33                   $ 99
Brinson Tactical Allocation
  Portfolio (Class I)                    $ 92                     $144                    $29                   $ 90
Fidelity VIP Equity-Income Portfolio
  (Service Class 2)                      $ 91                     $139                    $28                   $ 85
Fidelity VIP Growth Portfolio
  (Service Class 2)                      $ 92                     $142                    $29                   $ 88
Fidelity VIP II
Contrafund-Registered Trademark-Portfolio
  (Service Class 2)                      $ 92                     $142                    $29                   $ 88
GCG Trust Eagle Value Equity Series      $ 92                     $143                    $29                   $ 89
GCG Trust Janus Growth and Income
  Series                                 $ 94                     $148                    $31                   $ 94
GCG Trust Liquid Asset Series            $ 88                     $131                    $25                   $ 77
GCG Trust MFS Research Series            $ 91                     $141                    $28                   $ 87
GCG Trust MFS Total Return Series        $ 91                     $141                    $28                   $ 87
GCG Trust PIMCO Core Bond Series         $ 93                     $145                    $30                   $ 91
INVESCO VIF -- Financial Services
  Fund                                   $ 93                     $147                    $30                   $ 93
INVESCO VIF -- Health Sciences Fund      $ 93                     $147                    $30                   $ 93
INVESCO VIF -- Utilities Fund            $ 97                     $157                    $34                   $103
Janus Aspen Worldwide Growth
  Portfolio (Service Shares)             $ 92                     $143                    $29                   $ 89
Pilgrim VIT Worldwide Growth
  Portfolio                              $112                     $201                    $49                   $147
Pilgrim VP Convertible Portfolio
  (Class S)                              $ 95                     $152                    $32                   $ 98
Pilgrim VP Growth and Income
  Portfolio (Class S)                    $ 95                     $152                    $32                   $ 98
Pilgrim VP LargeCap Growth Portfolio
  (Class S)                              $ 95                     $152                    $32                   $ 98
Pilgrim VP MagnaCap Portfolio
  (Class S)                              $161                     $334                    $98                   $280
PIMCO VI High Yield Bond Portfolio       $ 90                     $137                    $27                   $ 83
Pioneer Fund VCT Portfolio
  (Class II)                             $ 92                     $142                    $29                   $ 88
Pioneer Small Company VCT Portfolio
  (Class II)                             $ 98                     $162                    $35                   $108
PPI MFS Capital Opportunities
  Portfolio                              $ 92                     $141                    $29                   $ 87
Prudential Jennison Portfolio
  (Class II)                             $ 93                     $146                    $30                   $ 92
Prudential SP Jennison International
  Growth Portfolio (Class II)            $ 99                     $165                    $36                   $111
Putnam VT Growth and Income Fund
  (Class IB)                             $ 90                     $137                    $27                   $ 83
Putnam VT International Growth and
  Income Fund (Class IB)                 $ 95                     $151                    $32                   $ 97
Putnam VT Voyager Fund II
  (Class IB)                             $ 95                     $152                    $32                   $ 98

--------------------------

* This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

CONDENSED FINANCIAL INFORMATION
----------------------------------------------

As of the date of this prospectus, we had not begun selling the contract and the subaccounts did not have any assets attributable to the contract. Therefore, no condensed financial information is presented herein.

PURCHASE AND RIGHTS
----------------------------------------------

HOW TO PURCHASE

-- Individual Contracts. In some states, where group contracts are not available, you may purchase the contract directly from us by completing an application and delivering it and your initial purchase payment to us. Upon our approval we will issue you a contract and set up an account for you under the contract.

-- Group Contracts. In most states we have distributors, usually broker-dealers or banks, who hold the contract as a group contract (see "Other Topics-- Contract Distribution"). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with your initial purchase payment to that distributor. Upon our approval, we will set up an account for you under the group contract and issue you a certificate showing your rights under the contract.

-- Joint Contracts (generally spouses). For a nonqualified contract, you may participate in a group contract as a joint contract holder. References to "contract holder" in this prospectus mean both contract holders under joint contracts. Tax law prohibits the purchase of qualified contracts by joint contract holders.

MAXIMUM ISSUE AGE. The maximum issue age for you and the annuitant (if you are not the annuitant) on the date we establish your account is 90. Please note that there are age maximums on the calculation of the step-up value and roll-up value death benefits under Option Packages II and III. Therefore, if you are age 75 or over, you may want to consider whether choosing one of these options is in your best interest. See "Death Benefit" for a description of the calculation of death benefits above certain ages.

YOUR RIGHTS UNDER THE CONTRACT

-- Individual Contracts. You have all contract rights.

-- Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.

-- Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the "Death Benefit" section for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

PURCHASE PAYMENT METHODS.  The following purchase payment methods are allowed:

-- One lump sum;

-- Periodic payments; or

-- Transfer or rollover from a pre-existing retirement plan or account.

We reserve the right to reject any purchase payments to a prospective or existing account without advance notice. If you are considering making periodic payments beyond the first contract year, the premium bonus option may not be right for you. See "Premium Bonus Option--Suitability."

PURCHASE PAYMENT AMOUNTS. The minimum initial purchase payment depends upon the option package you select when you purchase the contract and must be met without consideration of any premium bonus.

                  OPTION                   OPTION                   OPTION
                PACKAGE I                PACKAGE II              PACKAGE III
 Minimum    Non-                     Non-                     Non-
 Initial  Qualified:  Qualified:*  Qualified:  Qualified:*  Qualified:  Qualified:*
           $15,000      $1,500      $5,000       $1,500      $5,000       $1,500
Purchase
 Payment

* The Tax Code imposes a maximum limit on annual payments which may be excluded from your gross income. Additional purchase payments must be at least $50 (we may change this amount from time to time). A purchase payment of more than $1,000,000 will be allowed only with our consent.

REDUCTION OF PURCHASE PAYMENT AMOUNTS. In certain circumstances we may reduce the minimum initial or additional purchase payment amount we will accept under a contract. Whether such a reduction is available will be based on consideration of each of the following factors:

-- The size and type of the prospective group, if any, to which the reduction would apply;

-- The method and frequency of purchase payments to be made under the contract;
   and

-- The amount of compensation to be paid to distributors and their registered representative on each purchase payment.

Any reduction of the minimum initial or additional purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

ACCEPTANCE OR REJECTION OF YOUR APPLICATION. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, the application and any purchase payments will be returned to you.

ALLOCATING PURCHASE PAYMENTS TO THE INVESTMENT OPTIONS. We will allocate your purchase payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the "Investment Options" section.

RIGHT TO CANCEL
----------------------------------------------

WHEN AND HOW TO CANCEL. You may cancel your contract within ten days of receipt (some states allow you more than ten days) by returning it to our Customer Service Center along with a written notice of cancellation.


REFUNDS. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise or unless you purchased an IRA, your refund will equal your account value. This means that you will bear the entire investment risk for amounts allocated among the subaccounts, including applicable fund and contract fees and charges. Consequently, the amount refunded could be less than the amount you paid into the contract. Any premium bonus credited to your account will also be forfeited and your refund will reflect any earnings or losses attributable to the premium bonus. If your state requires or if you purchased an IRA, we will refund all purchase payments made.


If the purchase payments for your canceled contract came from a rollover from another contract issued by us or one of our affiliates where an early withdrawal charge was reduced or eliminated, the purchase payments will be restored to your prior contract.

PREMIUM BONUS OPTION
----------------------------------------------

ELECTION. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. The premium bonus option may not be available under all contracts.

PREMIUM BONUS AMOUNT. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. The amount of the premium bonus we credit to an account may be reduced if the premium bonus option charge is reduced or eliminated.

PREMIUM BONUS OPTION CHARGE. In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. This charge will also be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. Under certain contracts, the premium bonus option charge may be reduced or eliminated. See "Fees--Reduction or Elimination of Certain Fees."

After the seventh account year you will no longer pay the premium bonus option charge. We will administer the elimination of this charge by decreasing the number of accumulation units and increasing the accumulation unit values of the subaccounts in which you are then invested. The elimination of this charge and the adjustment of the number of accumulation units and accumulation unit values will not affect your account value. See "Your Account Value."

FORFEITURE. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See "Right to Cancel."

-- If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Death Benefit--Premium Bonus."

-- Unless prohibited by state law, if all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be in the same percentage as the amount withdrawn subject to an early withdrawal charge is to the total purchase payments made during the first account year. See "Withdrawals."

The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

                PURCHASE  PREMIUM    ACCOUNT     WITHDRAWAL
     DATE       PAYMENT    BONUS      VALUE        AMOUNT           EXPLANATION
 July 14, 2001  $100,000   $4,000    $104,000        --      You make a $100,000
                                                             initial purchase payment
                                                             and we credit your
                                                             account with a 4%
                                                             ($4,000) premium bonus.
                                                             Your beginning account
                                                             value equals $104,000.
 July 14, 2004     --        --      $120,000     $30,000    Assume that your account
                                                             value grows to $120,000
                                                             over the next three years
                                                             and you request a $30,000
                                                             withdrawal. $18,000 of
                                                             that $30,000 will be
                                                             subject to an early
                                                             withdrawal charge
                                                             ($30,000 minus $12,000
                                                             (the 10% free withdrawal
                                                             amount, see "Fees--Free
                                                             Withdrawals")) and you
                                                             would pay a $1,080 early
                                                             withdrawal charge (6% of
                                                             $18,000). Additionally,
                                                             because $18,000 is 18% of
                                                             the $100,000 purchase
                                                             payment made in the first
                                                             account year, 18% of your
                                                             $4,000 premium bonus, or
                                                             $720, would be
                                                             forfeited.*

* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See "Fees--Free Withdrawals." Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.

SUITABILITY. If you expect to make purchase payments to your account after the first account year, the premium bonus option may not be right for you. Your account will not be credited with a premium bonus for purchase payments made after the first account year yet we will assess the premium bonus option charge against your account value which is increased by these additional purchase payments. Consequently, the amount of the premium bonus option charge you would pay over time may be more than the amount of the premium bonus we credited to your account. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. When you make such a withdrawal you may forfeit part of your premium bonus, and the amount of the premium bonus option charge you have paid may be more than the amount of the premium bonus not forfeited. Likewise, if you make a withdrawal during the first seven account years and the market is down, the amount of the bonus forfeited may be greater than the then current market value of the premium bonus. Your sales representative can help you decide if the premium bonus option is right for you.

INVESTMENT OPTIONS
----------------------------------------------

The contract offers variable investment options and a fixed interest option.

VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Separate Account B (the separate account), a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.


-- MUTUAL FUND (FUND) DESCRIPTIONS. We provide brief descriptions of the funds in Appendix II. Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified as defined under the Investment Company Act of 1940. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Customer Service Center at the address and phone number listed in "Contract Overview--Questions: Contacting the Company," by accessing the SEC's web site or by contacting the SEC Public Reference Room.


FIXED INTEREST OPTION. If available in your state, the Golden American Guaranteed Account (the Guaranteed Account) offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. For a description of this option, see Appendix I and the Guaranteed Account prospectus.

 SELECTING INVESTMENT OPTIONS

 - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.
 - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
 - BE INFORMED. Read this prospectus, the fund prospectuses, the Guaranteed Account appendix and the Guaranteed Account prospectus.

LIMITS ON AVAILABILITY OF OPTIONS. Some funds or the Guaranteed Account may be unavailable through your contract or in your state. We may add funds, or withdraw or substitute funds available when you purchased your contract, subject to the conditions in your contract and compliance with regulatory requirements.

LIMITS ON HOW MANY INVESTMENT OPTIONS YOU MAY SELECT. Although there is currently no limit, we reserve the right to limit the number of investment options you may select at any one time or during the life of the contract. For purposes of determining any limit, each subaccount and each guaranteed term of the Guaranteed Account will be considered an investment option.

LIMITS IMPOSED BY THE UNDERLYING FUND. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS (MIXED AND SHARED FUNDING). "Shared funding" occurs when shares of a fund, which the subaccounts buy for the contracts, are also bought by other insurance companies for their variable insurance contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for the contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

-- Shared--bought by more than one company.

-- Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

TRANSFERS AMONG INVESTMENT OPTIONS
----------------------------------------------

You may transfer amounts among the available subaccounts. During the accumulation phase we allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. During the income phase we allow you four free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. Transfers must be made in accordance with the terms of your contract.

TRANSFER REQUESTS. Requests may be made in writing, by fax or telephone or, when available, electronically.

LIMITS ON FREQUENT TRANSFERS. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance.

Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted for any reason.

VALUE OF YOUR TRANSFERRED DOLLARS. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our Customer Service Center or, if you are participating in the dollar cost averaging or account rebalancing programs, after your scheduled transfer or reallocation.

TELEPHONE AND ELECTRONIC TRANSACTIONS: SECURITY MEASURES. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

THE DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from certain subaccounts or the Guaranteed Account to any of the other subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from a guaranteed term of the Guaranteed Account during participation in the dollar cost averaging program. If such participation is discontinued, we will automatically transfer the remaining balance in that guaranteed term to another guaranteed term of the same duration, unless you initiate a transfer into another investment option. In either case a market value adjustment will apply. See Appendix I for more information about dollar cost averaging from the Guaranteed Account.


DOLLAR COST AVERAGING NEITHER ENSURES A PROFIT NOR GUARANTEES AGAINST LOSS IN A DECLINING MARKET. YOU SHOULD CONSIDER YOUR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS. THERE IS NO ADDITIONAL CHARGE FOR THIS PROGRAM AND TRANSFERS MADE UNDER THIS PROGRAM DO NOT COUNT AS TRANSFERS WHEN DETERMINING THE NUMBER OF FREE TRANSFERS THAT MAY BE MADE EACH ACCOUNT YEAR. FOR ADDITIONAL INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR SALES REPRESENTATIVE OR CALL US AT THE NUMBER LISTED IN "CONTRACT OVERVIEW--
QUESTIONS: CONTACTING THE COMPANY."

THE ACCOUNT REBALANCING PROGRAM. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. You may participate in this program by completing the account rebalancing section of your application or by contacting us at the address and/or number listed in "Contract Overview--Questions: Contacting the Company."

TRANSFERS BETWEEN OPTION PACKAGES
------------------------------------------------------------------

You may transfer from one option package to another.

-- Transfers must occur on an account anniversary.

-- A written request for the transfer must be received by us within 60 days of an account anniversary.

-- The following minimum account values need to be met on the date of transfer:

                                          TRANSFERS TO                      TRANSFERS TO
                                        OPTION PACKAGE I             OPTION PACKAGES II OR III
--------------------------------------------------------------------------------------------------
 Minimum Account Value               Non-                              Non-
                                  Qualified:       Qualified:       Qualified:       Qualified:
                                    $15,000          $1,500           $5,000           $1,500

-- You will receive a new contract schedule page upon transfer.

-- Only one option package may be in effect at any time.

              TRANSFERS TO                              TRANSFERS TO                              TRANSFERS TO
            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
 DEATH BENEFIT(1):                        DEATH BENEFIT(1):                         DEATH BENEFIT(1):
 - The sum of all purchase payments       - The sum of all purchase payments made,  - The sum of all purchase payments made,
  made, adjusted for amounts withdrawn      adjusted for amounts withdrawn or         adjusted for amounts withdrawn or
  or applied to an income phase payment     applied to an income phase payment        applied to an income phase payment
  option as of the claim date, will         option as of the claim date, will         option as of the claim date, will
  continue to be calculated from the        continue to be calculated from the        continue to be calculated from the
  account effective date.                   account effective date.                   account effective date.
 - The "step-up value" under Option       - If transferring from Option Package I,  - If transferring from Option Package I,
  Packages II and III will terminate on     the "step-up value" will be calculated    the "step-up value" will be calculated
  the new schedule effective date.          beginning on the new schedule             beginning on the new schedule
 - The "roll-up value" under Option         effective date.                           effective date.
  Package III will terminate on the new   - If transferring from Option Package     - If transferring from Option Package
  schedule effective date.                  III, the "step-up value" will continue    II, the "step-up value" will continue
                                            to be calculated from the date            to be calculated from the date
                                            calculated under Option Package III.      calculated under Option Package II.
                                          - The "roll-up value" under Option        - The "roll-up value" will be calculated
                                            Package III will terminate on the new     beginning on the new schedule
                                            schedule effective date.                  effective date.
 NURSING HOME WAIVER(2):                  NURSING HOME WAIVER(2):                   NURSING HOME WAIVER(2):
 - The availability of the waiver of the  - If transferring from Option Package I,  - If transferring from Option Package I,
  early withdrawal charge under the         the waiting period under the Nursing      the waiting period under the Nursing
  Nursing Home Waiver will terminate on     Home Waiver will begin to be measured     Home Waiver will begin to be measured
  the new schedule effective date.          from the new schedule effective date.     from the new schedule effective date.
                                          - If transferring from Option Package     - If transferring from Option Package
                                            III, the waiting period will have been    II, the waiting period will have been
                                            satisfied on the new schedule             satisfied on the new schedule
                                            effective date.                           effective date.
 FREE WITHDRAWALS(3):                     FREE WITHDRAWALS(3):                      FREE WITHDRAWALS(3):
 - If transferring from Option Package    - If transferring from Option Package     - The cumulative to 30% available free
  III, any available free withdrawal        III, any available free withdrawal        withdrawal amount will begin to be
  amount in excess of 10% will be lost      amount in excess of 10% will be lost      calculated as of the new schedule
  as of the new schedule effective date.    as of the new schedule effective date.    effective date.

(1)  See "Death Benefit."
(2)  See "Fees--Nursing Home Waiver."
(3)  See "Fees--Free Withdrawals."

[SIDE NOTE]

TYPES OF FEES
There are five types of fees or deductions that may affect your account.

TRANSACTION FEES
- Early Withdrawal Charge
- Annual Maintenance Fee
- Transfer Charge
FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT
- Mortality and Expense Risk Charge
- Administrative Expense Charge
- Premium Bonus Option Charge
FEES DEDUCTED BY THE FUNDS
- Investment Advisory Fees
- Other Expenses
PREMIUM AND OTHER TAXES

CHARGES FOR THE AETNA GET FUND

[END SIDE NOTE]

FEES
----------------------------------------------

The following repeats and adds to information provided in the "Fee Table" section. Please review both sections for information on fees.

TRANSACTION FEES

EARLY WITHDRAWAL CHARGE

Withdrawals of all or a portion of your account value may be subject to a charge.

AMOUNT. A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

EARLY WITHDRAWAL CHARGE SCHEDULES

(As a percentage of payments withdrawn.)
                   ALL CONTRACTS (EXCEPT ROTH IRA CONTRACTS)

                                                                        Early
                    Years from Receipt                                  Withdrawal
                    of Purchase Payment                                 Charge
                    --------------------------------------------------  ---
                    Less than 2                                         7%
                    2 or more but less than 4                           6%
                    4 or more but less than 5                           5%
                    5 or more but less than 6                           4%
                    6 or more but less than 7                           3%
                    7 or more                                           0%

                               ROTH IRA CONTRACTS

                                                                        Early
                                                                        Withdrawal
                    Completed Account Years                             Charge
                    --------------------------------------------------  ---
                    Less than 1                                         5%
                    1 or more but less than 2                           4%
                    2 or more but less than 3                           3%
                    3 or more but less than 4                           2%
                    4 or more but less than 5                           1%
                    5 or more                                           0%

PURPOSE. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

FIRST IN, FIRST OUT. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

Examples: Where the early withdrawal charge is based on the number of years since the purchase payment was received, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 6% of the portion of that purchase payment withdrawn.

For certain Roth IRA contracts where the early withdrawal charge is based on the number of completed account years, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 2% of the portion of that purchase payment withdrawn.

In each case the next time you make a withdrawal we will access the early withdrawal charge, if any, against the portion of the first purchase payment you did not withdraw and/or subsequent purchase payments to your account in the order they were received.

Earnings may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

FREE WITHDRAWALS. There is no early withdrawal charge if, during each account year, the amount withdrawn is 10% or less of your account value on the later of the date we established your account or the most recent anniversary of that date. Under Option Package III, any unused percentage of the 10% free withdrawal amount shall carry forward into successive account years, up to a maximum 30% of your account value.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the account year.

WAIVER. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:

-- Used to provide income phase payments to you;

-- Paid due to the annuitant's death during the accumulation phase in an amount up to the sum of purchase payments made, minus the total of all partial withdrawals, amounts applied to an income phase payment option and deductions made prior to the annuitant's death;

-- Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account has been withdrawn during the prior 12 months;

-- Taken because of the election of a systematic distribution option (see
   "Systematic Distribution Options");

-- Applied as a rollover to certain Roth IRAs issued by us or an affiliate;

-- If approved in your state, taken under a qualified contract, when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by us (including required minimum distributions using the ECO systematic distribution option (see "Systematic Distribution Options")); or

-- Paid upon termination of your account by us (see "Other Topics--Involuntary
   Terminations").

NURSING HOME WAIVER. Under Option Packages II and III, you may withdraw all or a portion of your account value without an early withdrawal charge if:

-- More than one account year has elapsed since the schedule effective date;

-- The withdrawal is requested within three years of the annuitant's admission to a licensed nursing care facility (in Oregon there is no three year limitation period and in New Hampshire non-licensed facilities are included); and

-- The annuitant has spent at least 45 consecutive days in such nursing care facility.

We will not waive the early withdrawal charge if the annuitant was in a nursing care facility for at least one day during the two week period immediately preceding or following the schedule effective date. It will also not apply to contracts where prohibited by state law.

ANNUAL MAINTENANCE FEE

MAXIMUM AMOUNT.  $30.00

WHEN/HOW. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

PURPOSE. This fee reimburses us for our administrative expenses relating to the establishment and maintenance of your account.

ELIMINATION. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date this fee is to be deducted.

TRANSFER CHARGE

AMOUNT. During the accumulation phase we currently allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

PURPOSE. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
                 0.80%                                     1.10%                                     1.25%

During the income phase this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "The Income Phase--Charges Deducted."

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from amounts allocated to the Guaranteed Account.

PURPOSE. This charge compensates us for the mortality and expense risks we assume under the contract.

-- The mortality risks are those risks associated with our promise to provide a death benefit and make lifetime income phase payments based on annuity rates specified in the contract.

-- The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this charge is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this charge.

ADMINISTRATIVE EXPENSE CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
                 0.15%                                     0.15%                                     0.15%

There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase.

WHEN/HOW. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from amounts allocated to the Guaranteed Account. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase.

PURPOSE.  This charge helps defray our administrative expenses.

PREMIUM BONUS OPTION CHARGE.

MAXIMUM AMOUNT.  0.50%, but only if you elect the premium bonus option.

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We may also deduct this charge from amounts allocated to the Guaranteed Account. This charge is deducted for the first seven account years during the accumulation phase and, if applicable, the income phase. See
"Premium Bonus Option--Premium Bonus Option Charge."

PURPOSE. This charge compensates us for the cost associated with crediting the premium bonus to your account on purchase payments made during the first account year.

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, annual maintenance fee, mortality and expense risk charge, administrative expense charge or premium bonus option charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

-- The size and type of group to whom the contract is issued;

-- The amount of expected purchase payments;

-- A prior or existing relationship with the Company, such as being an employee or former employee of the Company or one of our affiliates, receiving distributions or making transfers from other contracts issued by us or one of our affiliates or transferring amounts held under qualified retirement plans sponsored by us or one of our affiliates;

-- The type and frequency of administrative and sales services provided; or

-- The level of annual maintenance fee and early withdrawal charges.

In the case of an exchange of another contract issued by us or one of our affiliates where the early withdrawal charge has been waived, the early withdrawal charge for certain contracts offered by this prospectus may be determined based on the dates purchase payments were received in the prior contract.

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

FEES DEDUCTED BY THE FUNDS

MAXIMUM AMOUNT. Each fund's advisory fee and expenses are different. They are set forth in "Fee Table--Fees Deducted by the Funds" and described in more detail in each fund prospectus.

WHEN/HOW. A fund's fees and expenses are not deducted from your account value. Instead, they are reflected in the daily value of fund shares which, in turn, will affect the daily value of the subaccounts.

PURPOSE. These fees and expenses help to pay the fund's investment adviser and operating expenses.

PREMIUM AND OTHER TAXES

MAXIMUM AMOUNT. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.


WHEN/HOW. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments.


We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

IN ADDITION, WE RESERVE THE RIGHT TO ASSESS A CHARGE FOR ANY FEDERAL TAXES DUE AGAINST THE SEPARATE ACCOUNT. SEE "TAXATION."

CHARGES FOR THE AETNA GET FUND


Various series of the Aetna GET Fund may be offered from time to time, and additional charges may apply if you elect to invest in one of these series. If a series is available, it will be described in a supplement to this prospectus at the time it is offered. The supplement will include fee table information about the option.

YOUR ACCOUNT VALUE
----------------------------------------------

During the accumulation phase your account value at any given time equals:

-- The current dollar value of amounts invested in the subaccounts; plus

-- The current dollar values of amounts invested in the Guaranteed Account, including interest earnings to date.

SUBACCOUNT ACCUMULATION UNITS. When you select a fund as an investment option, your account dollars invest in "accumulation units" of the Separate Account B subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "accumulation unit value," as described below, for each unit.

ACCUMULATION UNIT VALUE (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, the administrative expense charge and premium bonus option charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

VALUATION. We determine the AUV every normal business day after the close of the New York Stock Exchange. At that time we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

NET INVESTMENT FACTOR. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

NET INVESTMENT RATE. The net investment rate is computed according to a formula that is equivalent to the following:

-- The net assets of the fund held by the subaccount as of the current valuation; minus

-- The net assets of the fund held by the subaccount at the preceding valuation;
   plus or minus

-- Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

-- The total value of the subaccount's units at the preceding valuation; minus

-- A daily deduction for the mortality and expense risk charge and the administrative expense charge, if any, and any other fees deducted from investments in the separate account, such as the premium bonus option charge and guarantee charges for the GET fund. See "Fees."

The net investment rate may be either positive or negative.

HYPOTHETICAL ILLUSTRATION. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that you did not elect the premium bonus option and on the day we receive the purchase payment the applicable AUVs after the next close of business of the New York Stock Exchange are $10 for Subaccount A and $20 for Subaccount B. Your account is credited with 300 accumulation units of Subaccount A and 100 accumulation units of Subaccount B.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$5,000 Purchase Payment
STEP 1
Golden American Life Insurance Company

     STEP 2

SEPARATE ACCOUNT B
Subaccount A        Subaccount B  Etc.
300                          100
accumulation        accumulation
units                      units

STEP 3

MUTUAL  MUTUAL
Fund A  Fund B

                                          STEP 1:  You make an initial purchase
                                          payment of $5000.

                                          STEP 2:
                                          A. You direct us to invest $3,000 in
                                             Fund A. The purchase payment
                                             purchases 300 accumulation units of
                                             Subaccount A ($3,000 divided by the
                                             current $10 AUV).

                                          B. You direct us to invest $2,000 in
                                             Fund B. The purchase payment
                                             purchases 100 accumulation units of
                                             Subaccount B ($2,000 divided by the
                                             current $20 AUV).

                                          STEP 3: The separate account purchases
                                          shares of the applicable funds at the
                                          then current market value (net asset
                                          value or NAV).

Each fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

PURCHASE PAYMENTS TO YOUR ACCOUNT. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase and Rights." Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

[SIDE NOTE]
TAXES, FEES AND DEDUCTIONS
Amounts withdrawn may be subject to one or more of the following:
-- Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")
-- Annual Maintenance Fee (see "Fees--Annual Maintenance Fee")
-- Premium Bonus Option Charge (See "Premium Bonus Option--Premium Bonus Option
   Charge")
-- Market Value Adjustment for amounts held in the Guaranteed Account (see
   Appendix I and the Guaranteed Account prospectus)
-- Tax Penalty (see "Taxation")
-- Tax Withholding (see "Taxation")
To determine which may apply to you, refer to the appropriate sections of this prospectus, contact your sales representative or call us at the number listed in "Contract Overview--Questions: Contacting the Company."
[END SIDE NOTE]

WITHDRAWALS
----------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase. If you participate in the contract through a 403(b) plan, certain restrictions apply. See "Restrictions on Withdrawals from 403(b) Plan Accounts."

STEPS FOR MAKING A WITHDRAWAL

-- Select the withdrawal amount.

(1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts and the Guaranteed Account (plus or minus any applicable market value adjustment) minus any applicable early withdrawal charge, annual maintenance fee and forfeited premium bonus.

(2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account and any forfeited premium bonus. See Appendix I and the Guaranteed Account prospectus for more information about withdrawals from the Guaranteed Account.

-- Select investment options. If you do not specify this, we will withdraw dollars from each investment option in which you have account value in the same proportion as that value bears to your total account value.


-- Properly complete a disbursement form and deliver it to our Customer Service
   Center.

RESTRICTIONS ON WITHDRAWALS FROM 403(b) PLAN ACCOUNTS

Under Section 403(b) contracts the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant's death, disability, attainment of age 59 1/2, separation from service or financial hardship. See "Taxation."

CALCULATION OF YOUR WITHDRAWAL. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value as of the next valuation after we receive a request for withdrawal in good order at our Customer Service Center.

DELIVERY OF PAYMENT. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order.

REINSTATING A FULL WITHDRAWAL. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinstate all or a portion of your withdrawal. We must receive any reinstated amounts within 60 days of the withdrawal. We reserve the right, however, to accept a reinstatement election received more than 30 days after the withdrawal and accept proceeds received more than 60 days after the withdrawal. We will credit your account for the amount reinstated based on the subaccount values next computed following our receipt of your request and the amount to be reinstated. We will credit the amount reinstated proportionally for annual maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amount reinstated any annual maintenance fee which fell due after the withdrawal and before the reinstatement. We will reinstate in the same investment options and proportions in place at the time of withdrawal. If you withdraw amounts from a series of the GET Fund and then elect to reinstate them, we will reinstate them in a GET Fund series that is then accepting deposits, if one is available. If one is not available, we will reallocate your GET amounts among other investment options in which you invested, on a pro rata basis. The reinstatement privilege may be used only once. Special rules apply to reinstatement of amounts withdrawn from the Guaranteed Account (see Appendix I and the Guaranteed Account prospectus). We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of your withdrawal or refund any taxes that were withheld. Seek competent advice regarding the tax consequences associated with reinstatement.

[SIDE NOTE]
FEATURES OF A SYSTEMATIC DISTRIBUTION OPTION
A systematic distribution option allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.
[END SIDE NOTE]

SYSTEMATIC DISTRIBUTION OPTIONS
----------------------------------------------

Systematic distribution options may be exercised at any time during the accumulation phase. The following systematic distribution options may be available:

-- SWO--SYSTEMATIC WITHDRAWAL OPTION. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated in the account.

-- ECO--ESTATE CONSERVATION OPTION. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under ECO we calculate the minimum distribution amount required by law, generally at age 70 1/2, and pay you that amount once a year. ECO is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO.

-- LEO--LIFE EXPECTANCY OPTION. LEO provides for annual payments for a number of years equal to your life expectancy or the life expectancy of you and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code section 72. See "Taxation."

OTHER SYSTEMATIC DISTRIBUTION OPTIONS. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your sales representative or by calling us at the number listed in "Contract Overview--
Questions: Contacting the Company."

SYSTEMATIC DISTRIBUTION OPTION AVAILABILITY. Withdrawals under a systematic distribution option are limited to your free withdrawal amount. See "Fees-- Early Withdrawal Charge--Free Withdrawals." If allowed by applicable law, we may discontinue the availability of one or more of the systematic distribution options for new elections at any time and/or to change the terms of future elections.

ELIGIBILITY FOR A SYSTEMATIC DISTRIBUTION OPTION. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your sales representative or our Customer Service Center at the number listed in "Contract Overview--Questions: Contacting the Company."

TERMINATING A SYSTEMATIC DISTRIBUTION OPTION. You may revoke a systematic distribution option at any time by submitting a written request to our Customer Service Center. ECO, once revoked, may not, unless allowed under the Tax Code, be elected again.

CHARGES AND TAXATION. When you elect a systematic distribution option your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under a systematic distribution option, or later revoking the option, may have tax consequences. If you are concerned about tax implications, consult a qualified tax adviser before electing an option.

[SIDE NOTE]
This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase."
TERMS TO UNDERSTAND:
ACCOUNT YEAR/ACCOUNT ANNIVERSARY: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.
ANNUITANT(S): The person(s) on whose life or life expectancy(ies) the income phase payments are based.
BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.
CLAIM DATE: The date proof of death and the beneficiary's right to receive the death benefit are received in good order at our Customer Service Center. Please contact our Customer Service Center to learn what information is required for a request for payment of the death benefit to be in good order.
CONTRACT HOLDER (YOU/YOUR): The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person.
SCHEDULE EFFECTIVE DATE: The date an option package and benefits become effective. The initial schedule effective date equals the date we established your account. Thereafter, this date can occur only on an account anniversary. [END SIDE NOTE]

DEATH BENEFIT
----------------------------------------------

DURING THE ACCUMULATION PHASE

WHEN IS A DEATH BENEFIT PAYABLE? During the accumulation phase a death benefit is payable when the contract holder or the annuitant dies. If there are joint contract holders, the death benefit is payable when either one dies.

WHO RECEIVES THE DEATH BENEFIT? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance any other beneficiary you named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change the beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

DESIGNATING YOUR BENEFICIARY. You may designate a beneficiary on your application or by contacting your sales representative or us as indicated in "Contract Overview--Questions: Contacting the Company."

DEATH BENEFIT AMOUNT. The death benefit depends upon the option package in effect on the date the annuitant dies.

                                       OPTION PACKAGE I    OPTION PACKAGE II    OPTION PACKAGE III
 Death Benefit                         The greater of:     The greatest of:     The greatest of:
 on Death of the Annuitant:            (1) The sum of      (1) The sum of       (1) The sum of
                                          all purchase        all purchase         all purchase
                                       payments,              payments,            payments,
                                       adjusted for           adjusted for         adjusted for
                                       amounts                amounts              amounts
                                       withdrawn or           withdrawn or         withdrawn or
                                       applied to an          applied to an        applied to an
                                       income phase           income phase         income phase
                                       payment option         payment option       payment option
                                       as of the claim        as of the            as of the claim
                                           date; or           claim date; or       date; or
                                       (2) The account     (2) The account      (2) The account
                                           value* on           value* on the        value* on the
                                           the claim           claim date;          claim date; or
                                           date.               or               (3) The "step-up
                                                           (3) The "step-up         value"* (as
                                                               value"* (as          described
                                                               described            below) on the
                                                               below) on the        claim date; or
                                                               claim date.      (4) The "roll-up
                                                                                    value"* (as
                                                                                    described
                                                                                    below) on the
                                                                                    claim date.

* For purposes of calculating the death benefit, the account value, step-up value and roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

STEP-UP VALUE. On the schedule effective date, the step-up value is equal to the greater of:

-- The account value; or

-- The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 85(th) birthday or death, whichever is earlier, the step-up value is equal to the greater of:

-- The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or

-- The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant's 85(th) birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant's 85(th) birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

ROLL-UP VALUE. On the schedule effective date, the roll-up value is equal to the account value. Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 76(th) birthday or death, whichever is earlier, the roll-up value is equal to the roll-up value most recently calculated multiplied by a factor of 1.05, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year. The roll-up value may not exceed 200% of the account value on the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that date.

On each anniversary of the schedule effective date after the annuitant's 76(th) birthday, the roll-up value shall be equal to the roll-up value on the anniversary immediately preceding the annuitant's 76(th) birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary. On the claim date, the roll-up value shall equal the roll-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

ADJUSTMENT. For purposes of determining the death benefit, the adjustment for purchase payments made will be dollar for dollar. The adjustment for amounts withdrawn or applied to an income phase payment option will be proportionate, reducing the sum of all purchase payments made, the step-up value and the roll-up value in the same proportion that the account value was reduced on the date of the withdrawal or application to an income phase payment option.

DEATH BENEFIT GREATER THAN THE ACCOUNT VALUE. Notwithstanding which option package is selected, on the claim date, if the amount of the death benefit is greater than the account value, the amount by which the death benefit exceeds the account value will be deposited and allocated to the money market subaccount available under the contract, thereby increasing the account value available to the beneficiary to an amount equal to the death benefit.

Prior to the election of a method of payment of the death benefit by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable). The amount paid to the beneficiary will equal the adjusted account value on the day the payment is processed.

DEATH BENEFIT AMOUNTS IN CERTAIN CASES

IF A SPOUSAL BENEFICIARY CONTINUES THE ACCOUNT FOLLOWING THE DEATH OF THE CONTRACT HOLDER/ANNUITANT. If a spousal beneficiary continues the account at the death of a contract holder who was also the annuitant, the spousal beneficiary becomes the annuitant. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary. The premium bonus option charge, if any, will continue, unless the premium bonus was forfeited when calculating the account value, step-up value and roll-up value on the death of the original contract holder/annuitant.


The amount of the death benefit payable at the death of a spousal beneficiary who has continued the account shall be determined under the option package then in effect, except that:

(1) In calculating the sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option, the account value on the claim date following the original contract holder's/ annuitant's death shall be treated as the spousal beneficiary's initial purchase payment;

(2) In calculating the step-up value, the step-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial step-up value; and

(3) In calculating the roll-up value, the roll-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the initial roll-up value.

IF THE CONTRACT HOLDER IS NOT THE ANNUITANT. Under nonqualified contracts only, the death benefit described above under Option Packages I, II and III will not apply if a contract holder (including a spousal beneficiary who has continued the account) who is not also the annuitant dies. In these circumstances the amount paid will be equal to the account value on the date the payment is processed, plus or minus any market value adjustment. An early withdrawal charge may apply to any full or partial payment of this death benefit.

BECAUSE THE DEATH BENEFIT IN THESE CIRCUMSTANCES EQUALS THE ACCOUNT VALUE, PLUS OR MINUS ANY MARKET VALUE ADJUSTMENT, A CONTRACT HOLDER WHO IS NOT ALSO THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER OPTION PACKAGES II AND III ARE SUITABLE FOR THEIR CIRCUMSTANCES.

If the spousal beneficiary who is the annuitant continues the account at the death of the contract holder who was not the annuitant, the annuitant will not change. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary, and the death benefit payable at the spousal beneficiary's death shall be determined under the option package then in effect.

GUARANTEED ACCOUNT. For amounts held in the Guaranteed Account, see Appendix I for a discussion of the calculation of the death benefit.

DEATH BENEFIT--METHODS OF PAYMENT

FOR QUALIFIED CONTRACTS. Under a qualified contract, if the annuitant dies the beneficiary may choose one of the following three methods of payment:

-- Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules (see "Taxation Minimum Distribution Requirements"));

-- Receive, at any time, a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment; or

-- Elect SWO, ECO or LEO (described in "Systematic Distribution Options"), provided the election would satisfy the Tax Code minimum distribution rules.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the annuitant was receiving payments under a systematic distribution option and died before the Tax Code's required beginning date for minimum distributions, payments under the systematic distribution option will stop. The beneficiary, or contract holder on behalf of the beneficiary, may elect a systematic distribution option provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

DISTRIBUTION REQUIREMENTS. Subject to Tax Code limitations, a beneficiary may be able to defer distribution of the death benefit. Death benefit payments must satisfy the distribution rules in Tax Code Section 401(a)(9). See "Taxation."

FOR NONQUALIFIED CONTRACTS.

(1) If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant's surviving spouse, then the beneficiary becomes the successor contract holder. In this circumstance the Tax Code does not require distributions under the contract until the successor contract holder's death.

   As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:

    (a)  Continue the contract in the accumulation phase;

    (b) Elect to apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options; or

    (c) Receive at any time a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment.

   If you die and are not the annuitant, an early withdrawal charge will apply if a lump sum is elected.

(2) If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above (subject to the Tax Code distribution rules). See "Taxation--Minimum Distribution Requirements."

   In this circumstance the Tax Code requires any portion of the account value, plus or minus any market value adjustment, not distributed in installments over the beneficiary's life or life expectancy, beginning within one year of your death, must be paid within five years of your death. See "Taxation."

(3) If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the date of death, the gain, if any, will be included in the beneficiary's income in the year the annuitant dies.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the contract holder or annuitant dies and payments were made under SWO, payments will stop. A beneficiary, however, may elect to continue SWO.

TAXATION. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the time-frame required by the Tax Code. See "Taxation."

[SIDE NOTE]
We may have used the following terms in prior prospectuses:
ANNUITY PHASE--Income Phase
ANNUITY OPTION--Income Phase Payment Option
ANNUITY PAYMENT--Income Phase Payment
[END SIDE NOTE]

THE INCOME PHASE
----------------------------------------------

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments you must notify us in writing of all of the following:

-- Payment start date;

-- Income phase payment option (see the income phase payment options table in this section);

-- Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

-- Choice of fixed, variable or a combination of both fixed and variable payments; and

-- Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected it may not be changed.

WHAT AFFECTS PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income phase payments include your age, gender, account value, the income phase payment option selected, the number of guaranteed payments (if any) selected and whether you select fixed, variable or a combination of both fixed and variable payments and, for variable payments, the assumed net investment rate selected.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

VARIABLE PAYMENTS. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate.

ASSUMED NET INVESTMENT RATE. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contract Overview--Questions: Contacting the Company."

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

-- A first income phase payment of at least $50; and

-- Total yearly income phase payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first account year, or, unless we consent, later than the later of:

(a)  The first day of the month following the annuitant's 85(th) birthday; or
(b)  The tenth anniversary of the last purchase payment made to your account.

Income phase payments will not begin until you have selected an income phase payment option. Failure to select an income phase payment option by the later of the annuitant's 85(th) birthday or the tenth anniversary of your last purchase payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:

(a)  The life of the annuitant;

(b)  The joint lives of the annuitant and beneficiary;

(c)  A guaranteed period greater than the annuitant's life expectancy; or

(d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start, the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 95.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes.

See "Taxation" for further discussion of rules relating to income phase payments.

CHARGES DEDUCTED.

-- If variable income phase payments are selected, we make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. The amount of this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "Fees--Mortality and Expense Risk Charge."

-- There is currently no administrative expense charge during the income phase.
   We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase. See "Fees--Administrative Expense Charge."

-- If you elected the premium bonus option and variable income phase payments, we may also deduct the premium bonus option charge. We deduct this charge daily during the first seven account years from the subaccounts corresponding to the funds you select. If fixed income phase payments are selected, this charge may be reflected in the income phase payment rates. See "Fees--Premium Bonus Option Charge."

DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Customer Service Center. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.

PARTIAL ENTRY INTO THE INCOME PHASE. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "Taxation" for additional information.

PAYMENT OPTIONS.

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the contract from time to time. Once income phase payments begin the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:

ANNUITANT(S): The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.

                     LIFETIME INCOME PHASE PAYMENT OPTIONS

                   LENGTH OF PAYMENTS: For as long as the annuitant lives. It is possible that only one payment will be made if the annuitant dies
     Life Income   prior to the second payment's due date.
                   DEATH BENEFIT--NONE: All payments end upon the annuitant's death.
    --------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as the annuitant lives, with payments guaranteed for your choice of 5 to 30 years or as
     Life          otherwise specified in the contract.
     Income--      DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies
     Guaranteed    before we have made all the guaranteed payments, we will continue
     Payments      to pay the beneficiary the remaining payments, unless the
                   beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
    --------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment's due date.
                   CONTINUING PAYMENTS: When you select this option you choose for:
     Life          (a) 100%, 66 2/3% or 50% of the payment to continue to the
     Income--Two   surviving annuitant after the first death; or
     Lives         (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.
                   DEATH BENEFIT--NONE: All payments end upon the death of both annuitants.
    --------------------------------------------------------------------------------
                   LENGTH OF PAYMENTS: For as long as either annuitant lives, with payments guaranteed from 5 to 30 years or as otherwise specified in the contract.
     Life          CONTINUING PAYMENTS: 100% of the payment to continue to the
     Income--Two   surviving annuitant after the first death.
     Lives--       DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If both annuitants die
     Guaranteed    before we have made all the guaranteed payments, we will continue
     Payments      to pay the beneficiary the remaining payments, unless the
                   beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
    --------------------------------------------------------------------------------
     Life
     Income--
     Cash Refund   LENGTH OF PAYMENTS: For as long as the annuitant lives.
     Option        DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: Following the
     (limited      annuitant's death, we will pay a lump sum payment equal to the availability-- amount originally applied to the income phase payment option
     fixed         (less any applicable premium tax) and less the total amount of
     payments      income payments paid.
     only)
    --------------------------------------------------------------------------------
     Life
     Income--Two
     Lives--Cash   LENGTH OF PAYMENTS: For as long as either annuitant lives.
     Refund        CONTINUING PAYMENTS: 100% of the payment to continue after the
     Option        first death.
     (limited      DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: When both annuitants availability-- die we will pay a lump-sum payment equal to the amount applied to
     fixed         the income phase payment option (less any applicable premium tax)
     payments      and less the total amount of income payments paid.
     only)
    --------------------------------------------------------------------------------
                        NONLIFETIME INCOME PHASE PAYMENT OPTION
                   LENGTH OF PAYMENTS: You may select payments for 5 to 30 years (15 to 30 years if you elected the premium bonus option). In certain cases a lump-sum payment may be requested at any time (see below).
    Nonlifetime--  DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies
     Guaranteed    before we make all the guaranteed payments, we will continue to
     Payments      pay the beneficiary the remaining payments, unless the
                   beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments. We will not impose any early withdrawal charge.
    --------------------------------------------------------------------------------
     LUMP-SUM PAYMENT: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. Any such lump-sum payments will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See "Fees--Early
     Withdrawal Charge." Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at our Customer Service
     Center.

CALCULATION OF LUMP-SUM PAYMENTS: If a lump-sum payment is available under the income phase payment options above, the rate used to calculate the present value of the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3 1/2% or 5% assumed net investment rate used for variable payments).

[SIDE NOTE]
IN THIS SECTION
INTRODUCTION
CONTRACT TYPE
WITHDRAWALS AND OTHER DISTRIBUTIONS
   - Taxation of Distributions
   - 10% Penalty Tax
   - Withholding for Federal Income Tax Liability
MINIMUM DISTRIBUTION REQUIREMENTS
   - 50% Excise Tax
   - Minimum Distribution of Death Benefit Proceeds (403(b) Plans and
     408(b) and 408A IRAs)
   - Minimum Distribution of Death Benefit Proceeds (Nonqualified Contracts) RULES SPECIFIC TO CERTAIN PLANS
   - 403(b) Plans
   - 408(b) and 408A IRAs
TAXATION OF NONQUALIFIED CONTRACTS
TAXATION OF THE COMPANY
When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.
[END SIDE NOTE]

TAXATION
----------------------------------------------

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:
-- Your tax position (or the tax position of the beneficiary, as applicable)
   determines federal taxation of amounts held or paid out under the contract; -- Tax laws change. It is possible that a change in the future could affect contracts issued in the past;
-- This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;
-- We do not make any guarantee about the tax treatment of the contract or any transaction involving the contract; and
-- Contract holder means the contract holder of an individually owned contract or the certificate holder of a group contract.

 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service (IRS).

TAXATION OF GAINS PRIOR TO DISTRIBUTION. You generally will not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code sections 403(b), 408(b) and 408A also generally defer payment of taxes on earnings until they are withdrawn. (See "Taxation of Distributions" later in this "Taxation" section for a discussion of how distributions under the various types of arrangements are taxed.) If you are considering funding one of these tax-qualified retirement arrangements with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Additionally, although earnings under the contract are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

DIVERSIFICATION. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

CONTRACT TYPE

The contract is designed for use on a non-tax qualified basis as a nonqualified contract or with certain retirement arrangements that qualify under Tax Code sections 403(b), 408(b) or 408A.

TAX RULES. The tax rules vary according to whether the contract is a nonqualified contract or used with a qualified retirement arrangement. If used with a qualified retirement arrangement, you need to know the Tax Code section under which your arrangement qualifies. Contact your plan sponsor, sales representative or the Company to learn which Tax Code section applies to your arrangement.

THE CONTRACT. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

WITHDRAWALS AND OTHER DISTRIBUTIONS

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds.

We report the taxable portion of all distributions to the IRS.

TAXATION OF DISTRIBUTIONS

NONQUALIFIED CONTRACTS. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the account value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

For income phase payments a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.

For fixed income phase payments in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(c). The entire annuity payment will be taxable once the recipient has recovered the investment in the contract.

For variable income phase payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire payment will be taxable once the recipient has recovered the investment in the contract.

All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

403(b) PLANS. All distributions from these plans are taxed as received unless either of the following is true:

-- The distribution is rolled over to another plan of the same type or to a traditional IRA in accordance with the Tax Code; or

-- You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

408(b) IRAs. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

-- The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k) or 403(b) plan, the distribution is transferred to another plan of the same type; or

-- You made after-tax contributions to the plan. In this case the distribution will be taxed according to rules detailed in the Tax Code.

408A ROTH IRAs. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

-- Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; and

-- Made after you attain age 59 1/2, die, become disabled as defined in the Tax
   Code or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

TAXATION OF DEATH BENEFIT PROCEEDS. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% PENALTY TAX

Under certain circumstances the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 403(b), 408(b) or 408A arrangement.

NONQUALIFIED CONTRACTS. The 10% penalty tax applies to the taxable portion of a distribution from a nonqualified annuity unless certain exceptions apply, including one or more of the following:

(a)  You have attained age 59 1/2;
(b)  You have become disabled as defined in the Tax Code;
(c)  You have died;
(d) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; or

(e) The distribution is allocable to investment in the contract before August 14, 1982.

403(b) PLANS. The 10% penalty tax applies to the taxable portion of a distribution from a 403(b) plan, unless certain exceptions apply, including one or more of the following:

(a)  You have attained age 59 1/2;
(b)  You have become disabled as defined in the Tax Code;
(c)  You have died;
(d)  You have separated from service with the plan sponsor at or after age 55;
(e) The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;
(f) You have separated from service with the plan sponsor and the distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; or
(g) The distribution is equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code.

408(b) AND 408A IRAs. In general, except for (d), the exceptions for 403(b) plans also apply to distributions from an IRA, including a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for a qualified first-time home purchase or for higher education expenses.

WITHHOLDING FOR FEDERAL INCOME TAX LIABILITY

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

NONQUALIFIED CONTRACTS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

403(b) PLANS. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

408(B) AND 408A IRAs. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

NON-RESIDENT ALIENS. If you or your beneficiary are non-resident aliens, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

MINIMUM DISTRIBUTION REQUIREMENTS

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to either nonqualified contracts or Roth IRA contracts, except with regard to death benefits. These rules may dictate one or more of the following:

-- Start date for distributions;

-- The time period in which all amounts in your account(s) must be distributed;
   or

-- Distribution amounts.

THE RULES ARE COMPLEX AND YOU AND ANY BENEFICIARIES SHOULD CONSULT WITH A TAX ADVISER BEFORE ELECTING THE METHOD OF CALCULATION TO SATISFY THE MINIMUM DISTRIBUTION REQUIREMENTS. THESE RULES ARE SUBJECT TO CHANGE AS A RESULT OF NEW REGULATIONS PROPOSED BY THE IRS ON JANUARY 17, 2001.

START DATE. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

-- You are a 5% owner or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2; or

-- Under 403(b) plans, if the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TIME PERIOD. We must pay out distributions from the contract over one of the following time periods:

-- Over your life or the joint lives of you and your beneficiary; or

-- Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% EXCISE TAX

If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

MINIMUM DISTRIBUTION OF DEATH BENEFIT PROCEEDS
(403(b) PLANS AND 408(b) AND 408A IRAs)

The following applies to 403(b), 408(b) and 408A arrangements. Different distribution requirements apply if your death occurs:

-- After you begin receiving minimum distributions under the contract; or

-- Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, depending upon:

-- Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary; or

-- Whether life expectancy was recalculated.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2001, your entire balance must be distributed to the beneficiary by December 31, 2006. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made over either of the following time-frames:

-- Over the life of the beneficiary; or

-- Over a period not extending beyond the life expectancy of the beneficiary.

START DATES FOR SPOUSAL BENEFICIARIES. If the beneficiary is your spouse, distributions must begin on or before the later of the following:

-- December 31 of the calendar year following the calendar year of your death;
   or

-- December 31 of the calendar year in which you would have attained age 70 1/2.

SPECIAL RULE FOR IRA SPOUSAL BENEFICIARIES. In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

MINIMUM DISTRIBUTION OF DEATH BENEFIT PROCEEDS
(NONQUALIFIED CONTRACTS)

DEATH OF THE CONTRACT HOLDER. The following requirements apply to nonqualified contracts at your death. Different distribution requirements apply if your death occurs:

-- After you begin receiving income phase payments under the contract; or

-- Before you begin receiving such distributions.

If your death occurs after you begin receiving income phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2001, your entire balance must be distributed by August 31, 2006. However, if distributions begin within one year of your death, then payments may be made over one of the following time-frames:

-- Over the life of the beneficiary; or

-- Over a period not extending beyond the life expectancy of the beneficiary.

SPOUSAL BENEFICIARIES. If the beneficiary is your spouse, the account may be continued with the surviving spouse as the new contract holder.

DEATH OF ANNUITANT. If the contract holder is a non-natural person and the annuitant dies, the same rules apply as outlined above for death of a contract holder. If the contract holder is a natural person but not the annuitant and the annuitant dies, the beneficiary must elect an income phase payment option within 60 days of the date of death, or any gain under the contract will be includible in the beneficiary's income in the year the annuitant dies.

RULES SPECIFIC TO CERTAIN PLANS

403(b) PLANS

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

ASSIGNMENT OR TRANSFER OF CONTRACTS. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

EXCLUSIONS FROM GROSS INCOME. In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the lesser of the following limits set by the Tax Code:

-- The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $35,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457;

-- The second limit, which is the exclusion allowance under Tax Code section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan and any pretax contributions to certain other retirement plans; or

-- An additional limit specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing). Your own limit may be higher or lower, depending upon certain conditions.

The first two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

Purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

RESTRICTIONS ON DISTRIBUTIONS. Tax Code section 403(b)(11) restricts the distribution under Tax Code section 403(b) contracts of:
(1) Salary reduction contributions made after December 31, 1988;
(2) Earnings on those contributions; and
(3) Earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59 1/2, separation from service, disability or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship.

408(b) AND 408A IRAs

Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee. Tax Code section 408A permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

ASSIGNMENT OR TRANSFER OF CONTRACTS. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

ELIGIBILITY. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA or to roll over or transfer from a traditional IRA to a Roth IRA depends upon your adjusted gross income.

ROLLOVERS AND TRANSFERS. Rollovers and direct transfers are permitted from a 401, 403(a) or a 403(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.

TAXATION OF NONQUALIFIED CONTRACTS

IN GENERAL. Tax Code section 72 governs taxation of annuities in general. Under a nonqualified contract if you are a natural person you generally are not taxed on increases in the account value until distribution occurs by withdrawing all or part of such account value. The taxable portion of a distribution is taxable as ordinary income.

NON-NATURAL HOLDERS OF A NONQUALIFIED CONTRACT. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to this rule and a non-natural person should consult with its tax adviser prior to purchasing the contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A NONQUALIFIED CONTRACT. A transfer of ownership of a nonqualified contract, the designation of an annuitant, payee or other beneficiary who is not also the contract holder, the selection of certain annuity dates or the exchange of a contract may result in certain tax consequences. The assignment, pledge or agreement to assign or pledge any portion of the account value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. Separate Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company" but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

OTHER TOPICS
----------------------------------------------

THE COMPANY

Golden American Life Insurance Company is a Delaware stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. Golden American is a wholly-owned subsidiary of Equitable of Iowa Companies, Inc. (Equitable of Iowa). Equitable of Iowa is a wholly-owned subsidiary of ING Groep N.V. (ING), a global financial services holding company based in The Netherlands. Golden American is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. In May 1996, Golden American established a subsidiary, First Golden American Life Insurance Company of New York, which is authorized to sell annuities in New York and Delaware. Golden American's consolidated financial statements appear in the Statement of Additional Information.

Equitable of Iowa is the holding company for Golden American and Directed Services, Inc.

Our principal office is located at:
            1475 Dunwoody Drive
            West Chester, Pennsylvania 19380

SEPARATE ACCOUNT B

Golden American Separate Account B (the separate account) was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The separate account is a separate investment account used for our variable annuity contracts. We own all the assets in the separate account but such assets are kept separate from our other accounts.

The separate account is divided into subaccounts. The subaccounts invest directly in the shares of a pre-assigned underlying fund. Each underlying fund has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of an underlying fund are credited to or charged against the corresponding subaccount of the separate account without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by the separate account. If the assets in the separate account exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the contract.

We currently offer other variable annuity contracts that invest in the separate account but are not discussed in this prospectus. The separate account may also invest in other investment portfolios which are not available under your contract.

CONTRACT DISTRIBUTION

Directed Services, Inc. (DSI) is principal underwriter and distributor of the contract as well as for other contracts issued through the separate account and other separate accounts of Golden American. We pay DSI for acting as principal underwriter under a distribution agreement which in turn pays the writing agent. The principal address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI enters into sales agreements with broker-dealers to sell the contracts through registered representatives who are licensed to sell securities and variable insurance products. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). DSI receives commissions as shown in the following table:

PAYMENT OF COMMISSIONS


                  AMOUNT OF
    NAME OF       COMMISSION
   PRINCIPAL          TO         OTHER
  UNDERWRITER      BE PAID     COMPENSATION
-----------------------------------------
   Directed       Maximum of   Reimbursement
Services, Inc.    7.25% of     of any
                  any          covered
                  initial or   expenses
                  additional   incurred
                  premium      by
                  payments     registered
                  except       representatives
                  when         in
                  combined     connection
                  with some    with the
                  annual       distribution
                  trail        of the
                  commissions. contracts.



No additional deductions or charges are imposed for commissions and related expenses. Certain sales agreements may provide for a combination of a certain percentage of commission at the time of sale and an annual trail commission (which when combined could exceed 7.75% of total premium payments).

PAYMENT DELAY OR SUSPENSION

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

-- On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

-- When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; or

-- During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

PERFORMANCE REPORTING

We may advertise different types of historical performance for the subaccounts including:

-- Standardized average annual total returns; and

-- Non-standardized average annual total returns.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual total returns reflect deduction of all recurring charges during each period (i.e., mortality and expense risk charges, annual maintenance fees, administrative expense charges, if any, and any applicable early withdrawal charges), but currently do not include the premium bonus or the deduction of any premium bonus option charge. To the extent permitted by applicable law, we may include the premium bonus and any corresponding premium bonus charge in standardized average annual total returns in the future.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns. Non-standardized calculations do not include the premium bonus or premium bonus option charge.

We may also advertise ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, you may request a Statement of

Additional Information (SAI) by calling us at the number listed in "Contract Overview--Questions: Contacting the Company."

VOTING RIGHTS

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

-- During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

-- During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

CONTRACT MODIFICATIONS

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

TRANSFER OF OWNERSHIP: ASSIGNMENT

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at our Customer Service Center. An assignment or transfer of ownership may have tax consequences and you should consult with a tax adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company at our Customer Service Center. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

INVOLUNTARY TERMINATIONS

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days' advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

LEGAL PROCEEDINGS

The Company, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company or the separate account.

LEGAL MATTERS


The legal validity of the contracts was passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Assistant Secretary of Golden American. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.


 General Information and History..................    2
 Separate Account B...............................    2
 Offering and Purchase of Contracts...............    3
 Performance Data.................................    4
    General.......................................    4
    Average Annual Total Return Quotations........    5
 Income Phase Payments............................    6
 Sales Material and Advertising...................    8
 Independent Auditors.............................    8
 Financial Statements of the Separate Account.....  S-1
 Financial Statements of Golden American Life
 Insurance Company................................  F-1


You may request an SAI by calling our Customer Service Center at the number listed in "Contract Overview--Questions: Contacting the Company."

                                   APPENDIX I
                       GOLDEN AMERICAN GUARANTEED ACCOUNT
------------------------------------------------------------------

THE GOLDEN AMERICAN GUARANTEED ACCOUNT (THE GUARANTEED ACCOUNT) IS A FIXED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PHASE UNDER THE CONTRACT. THIS APPENDIX IS ONLY A SUMMARY OF CERTAIN FACTS ABOUT THE GUARANTEED ACCOUNT. PLEASE READ THE GUARANTEED ACCOUNT PROSPECTUS CAREFULLY BEFORE INVESTING IN THIS OPTION.

IN GENERAL. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

When deciding to invest in the Guaranteed Account, contact your sales representative or our Customer Service Center to learn:

-- The interest rate(s) we will apply to amounts invested in the Guaranteed Account.
  We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account.
  Guaranteed interest rates will never be less than an annual effective rate of 3%.

-- The period of time your account dollars need to remain in the Guaranteed Account in order to earn the rate(s).
  You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

DEPOSIT PERIOD. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.

INTEREST RATES. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.

GUARANTEED TERMS. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your sales representative or our Customer Service Center to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.

FEES AND OTHER DEDUCTIONS. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:

-- Market Value Adjustment (MVA)--as described in this appendix and in the Guaranteed Account prospectus;

-- Tax penalties and/or tax withholding--see "Taxation";

-- Early withdrawal charge--see "Fees"; or

-- Maintenance fee--see "Fees."

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks. Rather, we consider these risks when determining the interest rate to be credited.

Also, if you elected the premium bonus option, a charge will be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See the "Premium Bonus Option--Forfeiture" and "Withdrawals" sections of the contract prospectus.

MARKET VALUE ADJUSTMENT (MVA). If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA WAIVER. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:

-- Transfers due to participation in the dollar cost averaging program;

-- Withdrawals taken due to your election of SWO or ECO (described in "Systematic Distribution Options"), if available;

-- Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived; and

-- Withdrawals due to your exercise of the right to cancel your contract
   (described in "Right to Cancel").

DEATH BENEFIT. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied.

PARTIAL WITHDRAWALS. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn pro rata from each group of deposits having the same length of time until the maturity date ("Guaranteed Term Group"). Within each Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period until depleted, then from the next oldest and so on until the amount requested is satisfied.

GUARANTEED TERMS MATURITY. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term;
(b) transferred to other available investment options; or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59 1/2, tax penalties may apply.

If no direction is received from you at our Customer Service Center by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account each guaranteed term is counted as one funding option. If a guaranteed term matures and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

SUBSEQUENT PURCHASE PAYMENTS. Purchase payments received after your initial purchase payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) is not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

DOLLAR COST AVERAGING. The Company may offer more than one guaranteed term of the same duration and credit one with a higher rate contingent upon use only with the dollar cost averaging program. If amounts are applied to a guaranteed term which is credited with a higher rate using dollar cost averaging and the dollar cost averaging is discontinued, the amounts will be transferred to another guaranteed term of the same duration and an MVA will apply.

TRANSFER OF ACCOUNT DOLLARS. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90-day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision;
(2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO or SWO (see "Systematic Distribution Options"); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

REINSTATING AMOUNTS WITHDRAWN FROM THE GUARANTEED ACCOUNT. If amounts are withdrawn and then reinstated in the Guaranteed Account, we apply the reinstated amount to the current deposit period. This means the guaranteed annual interest rate and guaranteed terms available on the date of reinstatement will apply. We reinstate amounts proportionately in the same way as they were allocated before withdrawal. We will not credit your account for market value adjustments that we deducted, any premium bonus forfeited or any taxes that were withheld at the time of withdrawal.

THE INCOME PHASE. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime income phase payment option will be subject to only a positive aggregate MVA.

DISTRIBUTION. Directed Services, Inc. (DSI) is principal underwriter and distributor of the contract. DSI enters into sales agreements with broker-dealers to sell the contract through registered representatives who are licensed to sell securities and variable insurance products. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). From time to time the Company may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract and may negotiate different commissions for these broker-dealers.

                                  APPENDIX II
                        DESCRIPTION OF UNDERLYING FUNDS
------------------------------------------------------------------

THE INVESTMENT RESULTS OF THE MUTUAL FUNDS (FUNDS) ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INDEX PLUS LARGE CAP VP (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

POLICIES

Invests at least 80% of net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 500 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the investment adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the fund's portfolio generally includes approximately 400 of the stocks included in the S&P
500. Although the fund will not hold all the stocks in the S&P 500, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 500 in both rising and falling markets.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INDEX PLUS MID CAP VP (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.

POLICIES

Invests at least 80% of net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 400 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the investment adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the fund will not hold all the stocks in the S&P 400, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 400 in both rising and falling markets.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INDEX PLUS SMALL CAP VP (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.

POLICIES

Invests at least 80% of net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 600 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the investment adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the fund will not hold all the stocks in the S&P 600, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 600 in both rising and falling markets.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies which may result in wider price fluctuations. When selling a large quantity of a particular stock, the fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA VALUE OPPORTUNITY VP (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

POLICIES

Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock. Tends to invest in larger companies that the investment adviser believes are trading below their perceived value, although may invest in companies of any size. The investment adviser believes that the investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. The investment adviser evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are

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simply inexpensive. The investment adviser looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.--ALLIANCEBERNSTEIN VALUE PORTFOLIO (CLASS B SHARES)

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance (the Portfolio's investment adviser) believes are undervalued. Investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of total assets in foreign securities.

PRINCIPAL RISKS

Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk. Market risk is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Foreign risk is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment. Currency risk is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments

INVESTMENT ADVISER:  Alliance Capital Management L.P.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.--GROWTH AND INCOME PORTFOLIO (CLASS B SHARES)

INVESTMENT OBJECTIVE

Seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

POLICIES

Invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. Also may invest in fixed-income and convertible securities and in securities of foreign issuers.

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PRINCIPAL RISKS

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Investments in foreign securities have foreign risk and currency risk. Market risk is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investments in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Foreign risk is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

INVESTMENT ADVISER:  Alliance Capital Management L.P.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.--PREMIER GROWTH PORTFOLIO (CLASS B SHARES)

INVESTMENT OBJECTIVE

Seeks growth of capital by pursuing aggressive investment policies.

POLICIES

Invests primarily in equity securities of U.S. companies. Focuses on a relatively small number of intensively researched companies selected from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. Normally, invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, the investment adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets. Also may invest up to 20% of net assets in convertible securities and up to 20% of total assets in equity securities of non-U.S. companies.

PRINCIPAL RISKS

Among the principal risks are market risk and focused portfolio risk. Market risk is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Focused portfolio risk refers to the risk that the Portfolio invests in a limited number of companies and may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

INVESTMENT ADVISER:  Alliance Capital Management L.P.

BRINSON SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO (CLASS I SHARES)

INVESTMENT OBJECTIVE

Seeks total return, consisting of long-term capital appreciation and current income.

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POLICIES

Allocates its assets between a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The investment adviser reallocates assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%. If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. When the Model recommends a fixed income allocation of more than 50%, the fund must invest in other high quality bonds or money market instruments to the extent needed to limit the fund's investments in U.S. Treasury obligations to no more than 55% of its assets. This limit is imposed by Internal Revenue Code diversification requirements for segregated asset accounts used to fund variable annuity or variable life contracts. The fund may (but is not required to) use derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. These instruments may also be used to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS

Principals risks presented by the fund are: asset allocation risk, equity risk, index tracking risk, interest rate risk, derivatives risk, and foreign investing risk. Asset allocation risk refers to the risk that the Tactical Allocation Model may not correctly predict the appropriate time to shift the fund's assets from one asset class to another. Equity risk refers to the risk that stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock. Index tracking risk refers to the risk that the performance of the fund's stock investments generally will not be identical to that of the S&P 500 Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily. Interest rate risk refers to the risk that the value of the fund's bond investments generally will fall when interest rates rise. Derivatives risk refers to the risk that the fund's investments in derivatives may rise or fall more rapidly than other investments. The S&P 500 Index includes some U.S. dollar denominated foreign securities. Foreign investing risk refers to the risk that the value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

INVESTMENT ADVISER:  Brinson Advisors, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS--EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2 SHARES)

INVESTMENT OBJECTIVE

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index.

POLICIES

Normally invests at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, issuer-specific changes, and "value" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

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Different parts of the market can react differently to these developments.
Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. "Value" investing refers to the risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISER:  FMR Co., Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS--GROWTH PORTFOLIO (SERVICE CLASS 2 SHARES)

INVESTMENT OBJECTIVE

Seeks to achieve capital appreciation.

POLICIES

Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks). May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, foreign exposure, issuer-specific changes, and "growth" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. "Growth" investing refers to the risk that "growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISER:  FMR Co., Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS II--CONTRAFUND-REGISTERED TRADEMARK-PORTFOLIO (SERVICE CLASS 2 SHARES)

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Normally invests primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. May invest in securities of both domestic and foreign issuers. Invests in either "growth" stocks or "value" stocks or both. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

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

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

GCG TRUST--EAGLE VALUE EQUITY SERIES

INVESTMENT OBJECTIVE

Seeks capital appreciation. Dividend income is a secondary objective.

POLICIES

Invests primarily in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

PRINCIPAL RISKS

Principal risks include Manager Risk, Market and Company Risk, Value Investing Risk, and Foreign Investment Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. Value Investing Risk refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

INVESTMENT ADVISER:  Directed Services, Inc.

GCG TRUST--JANUS GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

Seeks long-term capital growth and current income.

POLICIES

Normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential.

                                                                              65
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PRINCIPAL RISKS

Principal risks include Manager Risk, Income Risk, Credit Risk, Growth Investing Risk, Foreign Investment Risk, High-Yield Bond Risk, Special Situations Risk, Market and Company Risk, Interest Rate Risk, and Maturity Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Income Risk refers to the risk that a portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner. Growth Investing Risk refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Special Situations Risk refers to the risk that investments in special situation companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. High-Yield Bond Risk, Interest Rate Risk, and Maturity Risk are discussed further in the Fund's prospectus.

INVESTMENT ADVISER:  Directed Services, Inc.

GCG TRUST--LIQUID ASSET SERIES

INVESTMENT OBJECTIVE

Seeks high level of current income consistent with the preservation of capital and liquidity.

POLICIES

Invests primarily in obligations of the U.S. government and its agencies and instrumentalities, bank obligations, commercial paper and short-term corporate debt securities that mature in less than one year. The Portfolio seeks to maintain a stable $1 share price.

PRINCIPAL RISKS

Principal risks include Manager Risk, Interest Rate Risk, Income Risk, and Credit Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Interest Rate Risk refers to the risk that the prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Income Risk refers to the risk that a portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner.

INVESTMENT ADVISER:  Directed Services, Inc.

GCG TRUST--MFS RESEARCH SERIES

INVESTMENT OBJECTIVE

Seeks long-term growth of capital and future income.

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

POLICIES

Normally invests at least 80% of its asserts in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). Focus is on companies the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

PRINCIPAL RISKS

Principal risks include Manager Risk, Market and Company Risk, OTC Investment Risk, and Foreign Investment Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. OTC Investment Risk refers to the risk that investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

INVESTMENT ADVISER:  Directed Services, Inc.

GCG TRUST--MFS TOTAL RETURN SERIES

INVESTMENT OBJECTIVE

Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

POLICIES

Invests primarily in a combination of equity and fixed income securities.

PRINCIPAL RISKS

Principal risks include Manager Risk, Market and Company Risk, Credit Risk, Allocation Risk, Convertible Securities Risk, High-Yield Bond Risk, Undervalued Securities Risk, Foreign Investment Risk, Income Risk, Interest Rate Risk, Call Risk and Emerging Market Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner. The Portfolio will allocate its

                                                                              67
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investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. Allocation Risk refers to the risk that the Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. Emerging market countries may restrict foreign investment in stocks and trades may require governmental registration and/or approval in some emerging market countries. Currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. Future economic or political crisis could lead to further risks. Convertible Securities Risk, High-Yield Bond Risk, Undervalued Securities Risk, Income Risk, Interest Rate Risk, and Call Risk are discussed further in the Fund's prospectus.

INVESTMENT ADVISER:  Directed Services, Inc.

GCG TRUST--PIMCO CORE BOND SERIES

INVESTMENT OBJECTIVE

Seeks maximum total return, consistent with preservation of capital and prudent investment management.

POLICIES

Invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame.

PRINCIPAL RISKS

Principal risks include Manager Risk, Market and Company Risk, Interest Rate Risk, Issuer Risk, Credit Risk, Foreign Investment Risk, Derivative Risk, Liquidity Risk, Mortgage Risk, Leveraging Risk, and Currency Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Interest Rate Risk, Issuer Risk, Derivative Risk, Liquidity Risk, Mortgage Risk, Leveraging Risk, and Currency Risk are discussed further in the Fund's prospectus.

INVESTMENT ADVISER:  Directed Services, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC. (VIF)--FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE

Seeks to make an investment grow. The Fund is aggressively managed.

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POLICIES

Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies involved in the financial services sector. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO places a greater emphasis on companies that are increasing their revenue streams along with their earnings. INVESCO attempts to keep the portfolio holdings well diversified across the entire financial services sector and portfolio weightings are adjusted depending on current economic conditions and relative valuations of securities.

PRINCIPAL RISKS

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The Fund's investments are diversified across the financial services sector. However, because the Fund's investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries, and the insurance industry in particular. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information and portfolio turnover risks.

INVESTMENT ADVISER:  INVESCO Funds Group, Inc. (INVESCO)

INVESCO VARIABLE INVESTMENT FUNDS, INC. (VIF)--HEALTH SCIENCES FUND

INVESTMENT OBJECTIVE

Seeks to make an investment grow. The Fund is aggressively managed.

POLICIES

Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO targets strongly manage, innovative companies with new products. INVESCO attempts to blend well-established health care firms with faster-growing, more dynamic entities.

PRINCIPAL RISKS

Many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices. Many of these activities are funded or subsidized by governments; withdrawal or curtailment of this support could lower the profitability and market prices of such companies. Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform

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value-oriented funds when investor sentiment favors the value investing style.
The Fund's investments are diversified across the health sciences sector. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information and portfolio turnover risks.

INVESTMENT ADVISER:  INVESCO Funds Group, Inc. (INVESCO)

INVESCO VARIABLE INVESTMENT FUNDS, INC. (VIF)--UTILITIES FUND

INVESTMENT OBJECTIVE

Seeks to make an investment grow and seeks current income. The Fund is aggressively managed.

POLICIES

Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

PRINCIPAL RISKS

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The Fund's investments are diversified across the health utilities sector. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable. INVESCO seeks to keep the portfolio diversified across the electric utilities, natural gas and telecommunications industries. Weightings within the various industry segments are continually monitored to prevent extreme tilts in the Fund's portfolio, and INVESCO adjusts the portfolio weightings depending on the prevailing economic conditions. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks.

INVESTMENT ADVISER:  INVESCO Funds Group, Inc. (INVESCO)

JANUS ASPEN SERIES--WORLDWIDE GROWTH PORTFOLIO (SERVICE SHARES)

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

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POLICIES

Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.

PRINCIPAL RISKS

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. The Portfolio may have significant exposure to foreign markets and may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

INVESTMENT ADVISER:  Janus Capital Corporation

PILGRIM VARIABLE INSURANCE TRUST (VIT) WORLDWIDE GROWTH FUND

INVESTMENT OBJECTIVE

Seeks to provide investors with long-term capital appreciation.

POLICIES

Under normal conditions, invests at least 65% of net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. Generally invests at least 75% of total assets in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets when the portfolio mangers believe they present attractive investment opportunities. Portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. Portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. Portoflio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure. From time to time, the Fund's adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the adviser deems appropriate.

PRINCIPAL RISKS

The Fund may be affected by the following risks, among others: price volatility, market trends, risks of foreign investing, and lack of diversification. Price volatility refers to the risk that the value of the Fund will decrease if the value of the Fund's underlying investments decrease. Equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Equities generally have higher volatility than debt securities. Market trends refers to the risk that from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor

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equities at all. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. The Fund is classified as a NON-DIVERSIFIED investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC

PILGRIM VARIABLE PRODUCTS TRUST (VP) CONVERTIBLE PORTFOLIO (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks maximum total return, consisting of capital appreciation and current income.

POLICIES

Under normal conditions, invests at least 65% of total assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Portfolio emphasizes companies with market capitalizations above $500 million. Through investments in convertible securities, seeks to capture the upside potential of the underlying equities with less downside exposure. Normally invests a minimum of 25% of total assets in common and preferred stocks, and 25% in other income producing convertible and debt securities. May also invest up to 35% of net assets in high yield debt or convertible securities (commonly known as "junk bonds") rated below investment grade. There is no minimum credit rating for high yield securities in which the Portfolio may invest. May also invest in securities issued by the U.S. government and its agencies and instrumentalities. In evaluating convertibles, the Portfolio's adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation. In analyzing specific companies for possible investment, the adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The adviser usually considers whether to sell a particular security when any of those factors materially changes. May also lend portfolio securities on a short-term or long-term basis, up to 30% of total assets.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, changes in interest rates, credit risk, inability to sell securities, and securities lending risks. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Equity securities generally have higher volatility than debt securities. The Portfolio's investments in small and medium-sized companies may be more susceptible to greater price swings than larger companies. Changes in interest rates refers to the risk that the value of the convertible and debt securities held by the Portfolio may fall when interest rates rise. Securities with longer durations tend to be more sensitive and zero coupon securities are particularly sensitive to changes in interest rates. Credit risk refers to the risk that the Portfolio could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This Portfolio may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities. Inability to sell securities refers to the risk that convertible securities and lower-rated debt and convertible securities may be less liquid than other investments. Securities lending refers to the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC

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

PILGRIM VARIABLE PRODUCTS TRUST (VP) GROWTH AND INCOME PORTFOLIO (CLASS S
SHARES)

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation as a principal investment objective. Income is a secondary objective.

POLICIES

Invests at least 65% of total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. Seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations. May invest the remaining 35% of assets in foreign securities and smaller capitalization companies.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, market trends, inability to sell securities, and risks of foreign investing. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Equity securities generally have higher volatility than debt securities. Moreover, while convertible securities enable you to benefit from increases in the market price of the underlying common stock, their value fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Equity securities of larger companies sometimes have more stable prices than smaller companies. The Portfolio's investments in small and medium-sized companies may be more susceptible to price swings than larger companies. Inability to sell securities refers to the risk that securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC

PILGRIM VARIABLE PRODUCTS TRUST (VP) LARGECAP PORTFOLIO (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Normally invests at least 65% of net assets in equity securities of large U.S. companies that the portfolio mangers believe have above-average prospects for growth including common and preferred stocks, warrants, and convertible securities. The Portfolio considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of March 31, 2001, this meant market capitalizations in the range of $8 billion to $415 billion. Capitalization of companies in the S&P 500 Index will change with market conditions. Portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectation. Portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. Portoflio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility and market trends. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and

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unpredictably. Equity securities generally have higher volatility than most debt securities. Moreover, while convertible securities enable you to benefit from increases in the market price of the underlying common stock, their value fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Investments in companies that the Portfolio's adviser believes have the potential for rapid growth may give the Portfolio a higher risk of price volatility than a Portfolio that emphasizes other styles, such as a value-oriented style. Equity securities of larger companies sometimes have more stable prices than smaller companies. Market trends refers to the risk that from time to time, the stock market may not favor the large-company, growth-oriented securities in which the Portfolio invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC

PILGRIM VARIABLE PRODUCTS TRUST (VP) MAGNACAP PORTFOLIO (CLASS S SHARES)

INVESTMENT OBJECTIVE

Seeks growth of capital, with dividend income as a secondary consideration.

POLICIES

Managed with the philosophy that companies that can best meet the Portfolio's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria: consistent dividends, substantial dividend increases, reinvested earnings, strong balance sheet, and attractive price. Equity securities may include common stocks, convertible securities, and rights or warrants. Normally investments are primarily in larger companies that are included in the largest 500 U.S. companies. Remainder of its assets may be invested in equity securities that the portfolio managers believe have growth potential because they represent an attractive value. In selecting securities, preservation of capital is also an important consideration. Assets that are not invested in equity securities may be invested in high quality debt securities.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, market trends, debt securities, credit risk, and risks of foreign investing. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Equity securities generally have higher volatility than most debt securities. Market trends refers to the risk that from time to time the stock market may not favor the value securities that meet the Portfolio's disciplined investment criteria. Debt securities carry the risk that their value may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates. Credit risk refers to the risk that the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC

PIMCO VARIABLE INSURANCE TRUST HIGH YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE

Seeks maximum total return, consistent with preservation of capital and prudent investment management.

POLICIES

Under normal circumstances invests at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO (the Portfolio's investment adviser) to be of comparable quality. Remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two to six year time frame based on PIMCO's forecast for interest rates. May invest up to 15% of its

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assets in euro-denominated securities and may invest without limit in U.S.
dollar denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. May invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. May invest all of its assets in mortgage- or asset-backed securities. May lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are: Interest Rate Risk, Credit Risk, High Yield Risk, Market Risk, Issuer Risk, Liquidity Risk, Derivatives Risk, Mortgage Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Management Risk. These risks are discussed further in the Portfolio's prospectus.

INVESTMENT ADVISER:  Pacific Investment Management Company LLC (PIMCO)

PIONEER VARIABLE CONTRACTS TRUST PIONEER FUND VCT PORTFOLIO (CLASS II SHARES)

INVESTMENT OBJECTIVE

Seeks reasonable income and capital growth.

POLICIES

Invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks. Although the portfolio focuses on securities that have paid dividends in the preceding 12 months, it may purchase or hold securities that do not provide income if the portfolio expects them to increase in value. Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

PRINCIPAL RISKS

Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if: The stock market goes down (this risk may be greater in the short term); Value stocks fall out of favor with investors; The portfolio's assets remain undervalued or do not have the potential value originally excepted; or Stocks selected for income do not achieve the same return as securities selected for capital growth. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities.

INVESTMENT ADVISER:  Pioneer Investment Management, Inc.

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PIONEER VARIABLE CONTRACTS TRUST PIONEER SMALL COMPANY VCT PORTFOLIO (CLASS II
SHARES)

INVESTMENT OBJECTIVE

Seeks capital growth.

POLICIES

Invests primarily in equity securities of small companies, that is, companies with market capitalizations of less than $1 billion at the time of purchase. Normally, invests at least 65% of total assets in these securities. The portfolio may continue to hold securities of any company if its market value exceeds $1 billion. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks. Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

PRINCIPAL RISKS

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if: The stock market goes down (this risk may be greater in the short term); Small company or value stocks fall out of favor with investors; or The portfolio's assets remain undervalued or do not have the potential value originally expected. The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to: Be more sensitive to changes in the economy, earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices Pioneer thinks appropriate, and offer greater potential for gain and loss.

INVESTMENT ADVISER:  Pioneer Investment Management, Inc.

PORTFOLIO PARTNERS, INC. (PPI) MFS CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks capital appreciation.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

May engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS
- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.
- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company

SUBADVISER:  Massachusetts Financial Services Company

PRUDENTIAL SERIES FUND, INC. PRUDENTIAL JENNISON PORTFOLIO (CLASS II SHARES)

INVESTMENT OBJECTIVE

Seeks to achieve long-term growth of capital.

POLICIES

Invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. May invest up to 30% of total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental analysis. Investment adviser looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Normally invests 65% of total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

PRINCIPAL RISKS

Principal risks of investing in the Portfolio are: company risk, derivatives risk, foreign investment risk, management risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, market risk, credit risk and management risk. A portfolio investing in a derivative instrument could lose more than the principal amount invested. Foreign investment risk includes: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Actively managed portfolios are subject to management risk, because there is no guarantee that the investment decisions made by the subadvisers for the portfolios will be successful. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

INVESTMENT ADVISER:  Prudential Investments Fund Management LLC

SUBADVISER:  Jennison Associates LLC

PRUDENTIAL SERIES FUND, INC. SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (CLASS II SHARES)

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests in equity-related securities of foreign issuers that the subadviser thinks will increase in value over a period of years. Invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, invests at least 65% of total assets in common stock of foreign companies operating or based in at least five different countries. Looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. Also tries to buy such stocks at attractive prices in relation to their growth prospects.

PRINCIPAL RISKS

Significant risks of investing in the Portfolio are: company risk, credit risk, derivatives risk, foreign investment risk, interest rate risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Credit risk refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they are due. Derivatives are subject to interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers such as: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Differences in accounting standards and custody and settlement practices of foreign securities generally involve more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Interest rate risk refers to the risk that fixed income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

INVESTMENT ADVISER:  Prudential Investments Fund Management LLC

SUBADVISER:  Jennison Associates LLC

PUTNAM VARIABLE TRUST--PUTNAM VT GROWTH AND INCOME FUND (CLASS IB SHARES)

INVESTMENT OBJECTIVE

Seeks capital growth and current income.

POLICIES

Invests mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those the fund believes are currently undervalued by the market. The fund looks for companies undergoing positive change. If correct and other investors recognize the value of the company, the price of the stock may rise. Invests mainly in large companies.

PRINCIPAL RISKS

Among the main risks are the following: The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

INVESTMENT ADVISER:  Putnam Investment Management, LLC

PUTNAM VARIABLE TRUST--PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND (CLASS IB SHARES)

INVESTMENT OBJECTIVE

Seeks capital growth. Current income is a secondary objective.

POLICIES

Invests mainly in common stocks of companies outside the United States. The fund invests mainly in value stocks that offer the potential for income. Value stocks are those that the fund believes are currently undervalued by the market. The fund looks for companies undergoing positive change. If correct and other investors recognize the value of the company, the price of its stock may rise. The fund invests mainly in midsized and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets. Under normal market conditions, invests at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, the fund looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

PRINCIPAL RISKS

Among the main risks are the following: The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets. The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments. The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

INVESTMENT ADVISER:  Putnam Investment Management, LLC

PUTNAM VARIABLE TRUST--PUTNAM VT VOYAGER FUND II (CLASS IB SHARES)

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the fund believes are fast-growing and whose earnings the fund believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. May invest in companies of any size.

PRINCIPAL RISKS

Among the main risks are the following: The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments. The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

INVESTMENT ADVISER:  Putnam Investment Management, LLC

                               SEPARATE ACCOUNT B

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

           SUPPLEMENT DATED JULY 13, 2001 TO JULY 13, 2001 PROSPECTUS

GENERAL DESCRIPTION OF GET N

Series N of the Aetna GET Fund (GET N) is an investment option that may be available during the accumulation phase of the contract. Aetna Life Insurance and Annuity Company (the Company, we, our) makes a guarantee, as described below, when you direct money into GET N. Aeltus Investment Management, Inc. serves as investment adviser to GET N.

We will offer GET N shares only during its offering period, which is scheduled to run from July 13, 2001 through the close of business on September 12, 2001. GET N may not be available under your contract, your plan or in your state. Please read the GET N prospectus for a more complete description of GET N, including its charges and expenses.

INVESTMENT OBJECTIVE OF GET N

GET N seeks to achieve maximum total return, without compromising a minimum targeted return, by participating in favorable equity market performance during the guarantee period.

GET N's guarantee period runs from September 13, 2001 through September 15, 2006. During the offering period, all GET N assets will be invested in short-term instruments and during the guarantee period will be invested in a combination of fixed income and equity securities.

THE GET FUND GUARANTEE

The guarantee period for GET N will end on September 15, 2006, which is GET N's maturity date. The Company guarantees that the value of an accumulation unit of the GET N subaccount under the contract on the maturity date (as valued after the close of business on September 15, 2006) will not be less than its value as determined after the close of business on the last day of the offering period. If the value on the maturity date is lower than it was on the last day of the offering period, we will transfer funds from our general account to the GET N subaccount to make up the difference. This means that if you remain invested in GET N until the maturity date, at the maturity date you will receive no less than the value of your separate account investment directed to GET N as of the last day of the offering period, less any maintenance fees or any amounts you transfer or withdraw from the GET N subaccount. The value of dividends and distributions made by GET N throughout the guarantee period is taken into account in determining whether, for purposes of the guarantee, the value of your GET N investment on the maturity date is no less than its value as of the last day of the offering period. The guarantee does not promise that you will earn the fund's minimum targeted return referred to in the investment objective.

If you withdraw or transfer funds from GET N before the maturity date, we will process the transactions at the actual unit value next determined after we receive your order. The guarantee will not apply to these amounts or to amounts deducted as a maintenance fee, if applicable.

MATURITY DATE

Before the maturity date, we will send a notice to each contract holder who has amounts in GET N. This notice will remind you that the maturity date is approaching and that you must choose other investment options for your GET N amounts. If you do not make a choice, on the maturity date we will transfer your GET N amounts to another available series of the GET Fund that is accepting deposits. If no GET Fund series is available, we will transfer your GET N amounts to the fund or funds designated by the Company.

The following information supplements the "Fee Table" contained in the prospectus:

MAXIMUM FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

In addition to the amounts currently listed under the heading "Fee Table" in the prospectus, we will make a daily deduction of a GET N Guarantee Charge, equal on an annual basis to the percentage shown below, from the amounts allocated to the GET N investment option:

GET N GUARANTEE CHARGE (deducted daily during the
  Guarantee Period)...............................  0.50%
MAXIMUM TOTAL SEPARATE ACCOUNT EXPENSES (including
  the optional 0.50% Premium Bonus Option
  Charge(1).......................................  2.40%(2)

The following information supplements the "Fund Expense Table" contained in the prospectus:

AETNA GET FUND SERIES N ANNUAL EXPENSES

(As a percentage of the average net assets.)

                                          INVESTMENT                               TOTAL FUND ANNUAL EXPENSES
                                       ADVISORY FEES(3)    OTHER EXPENSES(4)    (AFTER EXPENSE REIMBURSEMENT)(5)
                                       ----------------    -----------------    --------------------------------
Aetna GET Fund Series N                       0.60%               0.15%                        0.75%

For more information regarding expenses paid out of assets of the fund, see the

GET N prospectus.

--------------------------------

(1) If you elect the premium bonus option, the premium bonus option charge is assessed during the first seven account years. After the seventh account year, or if you do not elect the premium bonus option, the maximum total separate account expenses you would pay is 1.90%.
(2) The total separate account expenses that apply to your contract may be lower. Please refer to the "Fee Table" section of your prospectus.
(3) The Investment Advisory Fee will be 0.25% during the offering period and 0.60% during the guarantee period.
(4) "Other Expenses" include an annual fund administrative fee of 0.075% of the average daily net assets of GET N and any additional direct fund expenses.
(5) The investment adviser is contractually obligated through GET N's maturity date to waive all or a portion of its investment advisory fee and/or its administrative fee and/or to reimburse a portion of the fund's other expenses in order to ensure that GET N's Total Fund Annual Expenses do not exceed 0.75% of the fund's average daily net assets. It is not expected that GET N's actual expenses without this waiver or reimbursement will exceed this amount.

The following information supplements the "Hypothetical Examples" contained in the prospectus:

HYPOTHETICAL EXAMPLES--AETNA GET FUND SERIES N
ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the GET N investment option under the contract (until GET N's maturity date) and assume a 5% annual return on the investment.(6)

 --    THESE EXAMPLES ARE PURELY HYPOTHETICAL.
 --    THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
       FUTURE EXPENSES OR EXPECTED RETURNS.
 --    ACTUAL EXPENSES AND/OR RETURNS MAY BE MORE OR LESS THAN
       THOSE SHOWN IN THESE EXAMPLES.

                                        EXAMPLE A                    EXAMPLE B
                                If you withdraw your         If at the end of the
                                entire account value at      periods shown you
                                the end of the periods       (1) leave your entire
                                shown, you would pay the     account value invested or
                                following expenses,          (2) select an income phase
                                including any applicable     payment option, you would
                                early withdrawal charge:     pay the following expenses
                                                             (no early withdrawal
                                                             charge is reflected):

                               1 YEAR   3 YEARS   5 YEARS   1 YEAR    3 YEARS   5 YEARS
                               ------   -------   -------   -------   -------   -------
   Aetna GET Fund Series N      $95      $151      $202       $32       $98      $166

--------------------------------

(6) The examples shown above reflect an annual mortality and expense risk charge of 1.25%, an annual contract administrative expense charge of 0.15%, an annual GET N guarantee charge of 0.50%, an annual premium bonus charge of 0.50%, a $30 annual maintenance fee that has been converted to a percentage of assets equal to 0.023% and all charges and expenses of the GET N Fund. Example A reflects an early withdrawal charge of 7% of the purchase payments at the end of year 1, 6% at the end of year 3 and 4% at the end of year 5. (The expenses that you would pay under your contract may be lower. Please refer to the "Fee Table" section of your prospectus.)

The following information supplements "Appendix II--Description of Underlying Funds" contained in the prospectus:

AETNA GET FUND (SERIES N)
INVESTMENT OBJECTIVE
Seeks to achieve maximum total return without compromising a minimum targeted return (Targeted Return) by participating in favorable equity market performance during the guarantee period, from September 13, 2001 through September 15, 2006, the maturity date.

POLICIES
Prior to September 13, 2001, assets are invested entirely in short-term instruments. After that date, assets are allocated between equities and fixed income securities. Equities consist primarily of common stocks. Fixed income securities consist primarily of short- to intermediate-duration U.S. Government securities and may also consist of mortgage backed securities and corporate obligations. The investment adviser uses a proprietary computer model to determine the percentage of assets to allocate between the fixed and the equity components. As the value of the equity component declines, more assets are allocated to the fixed component.

RISKS
The principal risks of investing in Series N are those generally attributable to stock and bond investing. The success of Series N's strategy depends on the investment adviser's skill in allocating assets between the equity and fixed components and in selecting investments within each component. Because Series N invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. If at the inception of, or any time during, the guarantee period interest rates are low, Series N assets may be largely invested in the fixed component in order to increase the likelihood of achieving the Targeted Return at the maturity date. The effect of low interest rates on Series N would likely be more pronounced at the beginning of the guarantee period as the initial allocation of assets would include more fixed income securities. In addition, if during the guarantee period the equity markets experienced a major decline, Series N assets may become largely invested in the fixed component in order to increase the likelihood of achieving the Targeted Return at the maturity date. Use of the fixed component reduces Series N's ability to participate as fully in upward equity market movements and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc.

Form No. 110559                                                        July 2001

-------------------------------------------------------------------------------
                            SEPARATE ACCOUNT B
                                   OF
                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

           STATEMENT OF ADDITIONAL INFORMATION DATED JULY 13, 2001

                   GROUP OR INDIVIDUAL VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Separate Account B (the separate account) dated July 13, 2001.

A free prospectus is available upon request from Golden American Life Insurance Company by writing to or calling:

                  Golden American Life Insurance Company
                         Customer Service Center
                             P.O. Box 2700
                     West Chester, PA 19380-1478
                            1-800-366-0066

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                           TABLE OF CONTENTS

General Information and History.........................................     2
Separate Account B......................................................     2
Offering and Purchase of Contracts......................................     3
Performance Data........................................................     4
   General..............................................................     4
   Average Annual Total Return Quotations...............................     5
Income Phase Payments...................................................     6
Sales Material and Advertising..........................................     8
Independent Auditors....................................................     8
Financial Statements of the Separate Account............................     S-1
Financial Statements of Golden American Life Insurance Company..........     F-1

                         GENERAL INFORMATION AND HISTORY

Golden American Life Insurance Company (Golden American) is a stock life insurance company originally incorporated under the laws of the State of Minnesota on January 2, 1973 and later redomiciled in Delaware. On August 13, 1996, Equitable of Iowa Companies, Inc. (formerly Equitable of Iowa Companies) acquired all of the interest in Golden American and Directed Services, Inc. On October 24, 1997, Equitable of Iowa Companies, Inc. (Equitable of Iowa) and ING Groep, N.V. (ING) completed a merger agreement and Equitable of Iowa became a wholly-owned subsidiary of ING. ING, headquartered in The Netherlands, is a global financial services holding company with approximately $605 billion in assets as of December 31, 2000.

As of December 31, 2000, Golden American had approximately $617.1 million in stockholder's equity and approximately $11.9 billion in total assets, including approximately $9.8 billion of separate account assets. Golden American is authorized to do business in all jurisdictions except New York. Golden American offers variable insurance products. Golden American formed a subsidiary, First Golden American Life Insurance Company of New York (First Golden), organized under the laws of the State of New York in 1996, which is licensed to do variable annuity business in the States of New York and Delaware.

Effective January 1, 1997, Equitable Life Insurance Company of Iowa (Equitable Life) and Golden American became parties to a service agreement pursuant to which Equitable Life agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Equitable Life in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. No charges were billed to Golden American by Equitable Life pursuant to the service agreement in 1997. Equitable Life billed Golden American $930,000 and $1,109,000 pursuant to the service agreement in 2000 and 1999, respectively.

Other than the mortality and expense risk charge and administrative expense charge described in the prospectus, all expenses incurred in the operations of the separate account are borne by Golden American. See "Fees" in the prospectus. Golden American receives reimbursement for certain administrative costs from some advisers of the funds used as funding options under the contract. These fees generally range up to 0.425%.

The assets of the separate account are held by Golden American. Golden American acts as its own custodian for the separate account.

From this point forward, the term "contract(s)" refers only to those offered through the prospectus.

                             SEPARATE ACCOUNT B

Separate Account B (the "separate account") is a separate account established by Golden American for the purpose of funding its variable annuity contracts. The separate account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds listed below. Golden American may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions or under all contracts.

The funds currently available under the contract are as follows:

AETNA INDEX PLUS LARGE CAP VP
AETNA INDEX PLUS MID CAP VP
AETNA INDEX PLUS SMALL CAP VP
AETNA VALUE OPPORTUNITY VP
ALLIANCE VARIABLE PRODUCTS (VP) - ALLIANCEBERNSTEIN VALUE PORTFOLIO
ALLIANCE VARIABLE PRODUCTS (VP) - GROWTH & INCOME PORTFOLIO
ALLIANCE VARIABLE PRODUCTS (VP) - PREMIER GROWTH PORTFOLIO
BRINSON TACTICAL ALLOCATION PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) - EQUITY-INCOME PORTFOLIO FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) - GROWTH PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (VIP II) - CONTRAFUND-REGISTERED
  TRADEMARK- PORTFOLIO
GCG TRUST - EAGLE VALUE EQUITY SERIES
GCG TRUST - JANUS GROWTH AND INCOME SERIES
GCG TRUST - LIQUID ASSET SERIES
GCG TRUST - MFS RESEARCH SERIES
GCG TRUST - MFS TOTAL RETURN SERIES
GCG TRUST - PIMCO CORE BOND SERIES
INVESCO VIF - FINANCIAL SERVICES FUND
INVESCO VIF - HEALTH SCIENCES FUND
INVESCO VIF - UTILITIES FUND
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
PILGRIM VARIABLE INSURANCE TRUST (VIT) - WORLDWIDE GROWTH PORTFOLIO
PILGRIM VARIABLE PRODUCTS (VP) - CONVERTIBLE PORTFOLIO
PILGRIM VARIABLE PRODUCTS (VP) - GROWTH AND INCOME PORTFOLIO
PILGRIM VARIABLE PRODUCTS (VP) - LARGECAP GROWTH PORTFOLIO
PILGRIM VARIABLE PRODUCTS (VP) - MAGNACAP PORTFOLIO
PIMCO VARIABLE INSURANCE (VI) - HIGH YIELD BOND PORTFOLIO
PIONEER FUND VCT PORTFOLIO
PIONEER SMALL COMPANY VCT PORTFOLIO
PORTFOLIO PARTNERS, INC. (PPI) - MFS CAPITAL OPPORTUNITIES
  PORTFOLIO
PRUDENTIAL SERIES - PRUDENTIAL JENNISON GROWTH PORTFOLIO
PRUDENTIAL SERIES - SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
PUTNAM VARIABLE TRUST (VT) - GROWTH AND INCOME FUND
PUTNAM VARIABLE TRUST (VT) - INTERNATIONAL GROWTH AND INCOME
  FUND
PUTNAM VARIABLE TRUST (VT) - VOYAGER FUND II

Complete descriptions of each of the funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the funds.

                     OFFERING AND PURCHASE OF CONTRACTS

The offering of contracts under the prospectus associated with this Statement of Additional Information is continuous. A description of the manner in which the contracts are purchased can be found in the prospectus under the sections entitled "Purchase and Rights" and "Your Account Value." Directed Services, Inc., an affiliate of Golden American, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products (the "variable insurance products") issued by Golden American. The variable insurance products were sold primarily through two broker-dealer institutions during the year ended December 31, 1998, through two broker-dealer institutions during the year ended December 31, 1999 and through two broker-dealer institutions during the year ended December 31, 2000. For the years ended 2000, 1999, and 1998 commissions paid by Golden American, including amounts paid by its subsidiary, First Golden American Life Insurance Company of New York, to Directed Services, Inc. aggregated $208,883,000, $181,536,000, and $117,470,000, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the contracts. Directed Services, Inc. is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478.

Under a management services agreement, last amended in 1995, Golden American provides to Directed Services, Inc. certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charges Directed Services, Inc. for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of Directed Services, Inc. In the opinion of management, this method of cost allocation is reasonable. This fee, calculated as a percentage of average assets in the variable separate accounts, was $21,296,000, $10,136,000 and $4,771,000 for the years ended 2000, 1999 and 1998, respectively.

                                  PERFORMANCE DATA
GENERAL
From time to time Golden American may advertise different types of historical performance for the subaccounts of the separate account available under the contract. Golden American may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as "non-standardized returns," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial purchase payment of $1,000 is applied to the various subaccounts under the contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the fund since the date contributions were first received in the fund under the separate account, adjusted to reflect the deduction of the maximum recurring charges under the contract during each period (i.e., Option Package III:
1.25% mortality and expense risk charge, $30 annual maintenance fee, 0.15% administrative charge, and early withdrawal charge of 7% of purchase payments grading down to 0% after 7 years). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the contract described in the prospectus. The total return figures shown below will be lower than the standardized figures for Option Packages I and II because of the lower mortality and expense risk charge under those Option Packages (0.80% and 1.10% respectively). Golden American may also advertise standardized returns and non-standardized returns using the fees and charges applicable to Option Packages I and II.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable early withdrawal charge, and in some advertisements will also exclude the effect of the annual maintenance fee. The deduction of the early withdrawal charge and the annual maintenance fee would decrease the level of performance shown if reflected in these calculations. The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods, and may include returns calculated from the fund's inception date and/or the date contributions were first received in the fund under the separate account. The non-standardized returns shown in the tables below reflect the deduction of the maximum recurring charges under the contract except the early withdrawal charge (i.e., Option Package III: 1.25% mortality and expense risk charge, $30 annual maintenance fee, and 0.15% administrative charge). Golden American may also advertise returns based on lower charges that may apply to contracts under Option Packages I and II.

Standardized and non-standardized calculations do not currently include the premium bonus or reflect the deduction of the corresponding premium bonus charge; but, to the extent permitted by applicable law, Golden American may include the premium bonus and corresponding charge in the standardized and non-standardized average annual total returns in the future.

Investment results of the funds will fluctuate over time, and any presentation of the subaccounts' total return quotations for any prior period should not be considered as a representation of how the subaccounts will perform in any future period. Additionally, the account value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - STANDARDIZED AND NON-STANDARDIZED The tables below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 2000 for the subaccounts under the contract. The standardized returns assume the maximum charges under the contract (i.e., Option Package III) as described under "General" above. The non-standardized returns assume the same charges but do not include the early withdrawal charges. Golden American may also advertise returns based on lower charges that may apply to particular contracts under Option Packages I and II.

For the subaccounts funded by the Portfolio Partners, Inc. (PPI) portfolios, two sets of performance returns are shown for each subaccount: one showing performance based solely on the performance of the PPI portfolio from November 28, 1997 the date the portfolio commenced operations; and one quotation based on (a) performance through November 26, 1997 of the fund it replaced under many contracts and (b) after November 26, 1997 based on the performance of the PPI portfolio.

For those subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows the average annual total return since the date contributions were first received in the fund under the separate account. For non-standardized performance, the "Since Inception" column shows the average annual total return since the fund's inception date.

Performance is shown in the following tables only for those subaccounts which currently exist within the separate account. All other subaccounts are new to the separate account and therefore no performance data is available.

                                                                                                                  DATE
                                                                                                              CONTRIBUTIONS
                                                                                                             FIRST RECEIVED
                                                                              STANDARDIZED                      UNDER THE
                                                                                                   SINCE        SEPARATE
                        SUBACCOUNT                            1 Year      5 YEAR      10 YEAR    INCEPTION*      ACCOUNT
GCG Trust Eagle Value Equity Series                            0.24%       7.05%                   11.35%      01/03/1995
GCG Trust Janus Growth and Income Series                                                           (7.56)%     10/02/2000
GCG Trust Liquid Asset Series                                 (2.45%)      2.81%       3.18%        3.71%      01/25/1989
GCG Trust MFS Research Series                                (12.89%)     14.45%                   16.63%      10/07/1994
GCG Trust MFS Total Return Series                              7.85%      10.80%                   12.15%      10/07/1994
GCG Trust PIMCO Core Bond Series                              (7.48%)     (0.70%)                   2.16%      10/07/1994
Pilgrim VIT Worldwide Growth Portfolio                                                            (19.46%)     05/01/2000
PIMCO VI High Yield Bond Portfolio                            (9.27%)                              (2.27%)     05/01/1998
Prudential Jennison Portfolio (Class II)                                                          (28.54%)     05/01/2000
Prudential SP Jennison International Growth Portfolio
 (Class II)                                                                                       (21.37%)     10/02/2000

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

- Reflects performance from the date contributions were first received in the fund under the separate account.

                                                                            NON-STANDARDIZED                        FUND
                                                                                                      SINCE      INCEPTION
                        SUBACCOUNT                             1 Year      5 YEARS      10 YEARS   INCEPTION**      DATE
GCG Trust Eagle Value Equity Series                            7.24%        7.80%                     11.74%     01/03/1995
GCG Trust Janus Growth and Income Series                                                             (0.55%)     10/02/2000
GCG Trust Liquid Asset Series                                  4.55%        3.69%        3.18%        3.71%      01/25/1989
GCG Trust MFS Research Series                                 (5.89%)       15.03%                    16.84%     10/07/1994
GCG Trust MFS Total Return Series                              14.85%       11.45%                    12.41%     10/07/1994
GCG Trust PIMCO Core Bond Series                              (0.48%)       0.31%                     2.59%      10/07/1994
Pilgrim VIT Worldwide Growth Portfolio                                                               (12.46%)    05/01/2000
PIMCO VI High Yield Bond Portfolio                            (2.27%)                                 0.02%      05/01/1998
Prudential Jennison Portfolio (Class II)                                                             (21.54%)    05/01/2000
Prudential SP Jennison International Growth Portfolio
(Class II)                                                                                           (14.37%)    10/02/2000

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

** Reflects performance from the fund's inception date.

                               INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see "The Income Phase" in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first income phase payment is due. Such value (less any applicable premium tax charge) is applied to provide income phase payments to you in accordance with the income phase payment option and investment options elected.

The annuity option tables found in the contract show, for each option, the amount of the first income phase payment for each $1,000 of value applied. Thereafter, variable income phase payments fluctuate as the annuity unit value(s) fluctuates with the investment experience of the selected investment option(s). The first income phase payment and subsequent income phase payments also vary depending upon the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first income phase payment, but income phase payments will increase thereafter only to the extent that the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Income phase payments would decline if the performance was less than 5%. Use of the 3.5% assumed rate causes a lower first income phase payment, but subsequent income phase payments would increase more rapidly or decline more slowly as changes occur in the performance of the subaccounts selected.

When the income phase begins, the annuitant is credited with a fixed number of annuity units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where
(a) is the amount of the first income phase payment based on a particular investment option, and (b) is the then current annuity unit value for that investment option. As noted, annuity unit values fluctuate from one valuation to the next (see "Your Account Value" in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten valuation lag which gives Golden American time to process income phase payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:
Assume that, at the date income phase payments are to begin, there are 3,000 accumulation units credited under a particular contract and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax charge is payable and that the annuity table in the contract provides, for the income phase payment option elected, a first monthly variable income phase payment of $6.68 per $1000 of value applied; the annuitant's first monthly income phase payment would thus be $40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an annuity unit upon the valuation on which the first income phase payment was due was $13.400000. When this value is divided into the first monthly income phase payment, the number of annuity units is determined to be 20.414. The value of this number of annuity units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate subaccount is
1.0015000 as of the tenth valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9999058* (to take into account the assumed net investment rate of 3.5% per annum built into the number of annuity units determined above) produces a result of 1.0014057. This is then multiplied by the annuity unit value for the prior valuation (assume such value to be $13.504376) to produce an annuity unit value of $13.523359 for the valuation occurring when the second income phase payment is due. The second monthly income phase payment is then determined by multiplying the number of annuity units by the current annuity unit value, or
20.414 times $13.523359, which produces an income phase payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to take into account such assumed rate would be .9998663.

                       SALES MATERIAL AND ADVERTISING

Performance information for a subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index (S&P
500), Dow Jones Industrial Average (DJIA), Donoghue Money Market Institutional Averages or other indices that measure performance of a pertinent group of securities so that investors may compare a subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any subaccount reflects only the performance of a hypothetical contract under which contract value is allocated to a subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the investment portfolio of the Trust in which the Separate Account B subaccounts invest and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria.

From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

                            INDEPENDENT AUDITORS

Ernst & Young LLP, 600 Peachtree Street, Suite 2800, Atlanta, GA 30308-2215, are the independent auditors for the separate account and for Golden American Life Insurance Company. The independent auditors provide services to the separate account that include primarily the audit of the separate account's financial statements and the review of filings made with the SEC.

FINANCIAL STATEMENTS
GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B
Year ended December 31, 2000
with Report of Independent Auditors

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2000

                                    CONTENTS




Report of Independent Auditors.................................................1

Audited Financial Statements

Statement of Net Assets........................................................2
Statements of Operations.......................................................4
Statements of Changes in Net Assets...........................................12
Notes to Financial Statements.................................................20

                         Report of Independent Auditors

The Board of Directors and Participants
Golden American Life Insurance Company

We have audited the accompanying statement of net assets of Golden American Life Insurance Company Separate Account B (comprised of the Liquid Asset, Limited Maturity Bond, Large Cap, Hard Assets, All-Growth, All Cap, Real Estate, Fully Managed, Equity Income, Capital Appreciation, Rising Dividends, Emerging
Markets, Market Manager, Value Equity, Strategic Equity, Small Cap, Managed Global, Mid-Cap Growth, Capital Growth, Research, Total Return, Growth, Global Fixed Income, Developing World, Growth Opportunities, Asset Allocation Growth, Diversified Mid Cap, Investors, Growth and Income, Special Situation, ING Global Brand Names, PIMCO High Yield Bond, PIMCO StocksPLUS Growth and Income, Prudential Jennison, SP Jennison International Growth, Appreciation, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Money Market, International Equity, Asset Allocation, Equity, Growth & Income, High Quality Bond, and Small Company Growth Divisions) as of December 31, 2000 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life Insurance Company Separate Account B at December 31, 2000 and the results of its operations and changes in its net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.


                                            s/ Ernst & Young LLP


Atlanta, Georgia
February 19, 2001



                                          GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                    SEPARATE ACCOUNT B
                                                 STATEMENT OF NET ASSETS
                                                    DECEMBER 31, 2000
                                                  (Dollars in thousands)

                                                                                                            COMBINED
                                                                                                         ---------------
ASSETS
   Investments at net asset value:
    The GCG Trust:
      Liquid Asset Series, 679,666,317 shares (cost - $679,666)                                               $679,666
      Limited Maturity Bond Series, 19,084,290 shares (cost - $205,175)                                        200,958
      Large Cap Value Series, 9,314,285 shares (cost $99,244)                                                   98,545
      Hard Assets Series, 3,726,113 shares (cost - $41,149)                                                     41,509
      All Cap Series, 9,160,079 shares (cost - $106,227)                                                       104,883
      Real Estate Series, 6,594,529 shares (cost - $95,407)                                                    100,303
      Fully Managed Series, 20,797,318 shares (cost - $328,147)                                                345,651
      Equity Income Series, 25,003,760 shares (cost - $303,717)                                                291,793
      Capital Appreciation Series, 29,267,229 shares (cost - $543,364)                                         477,934
      Rising Dividends Series, 36,563,443 shares (cost - $800,261)                                             860,338
      Emerging Markets Series, 2,463,146 shares (cost - $21,164)                                                19,953
      Market Manager Series, 369,777 shares (cost - $4,962)                                                      6,619
      Value Equity Series, 10,880,300 shares (cost - $173,032)                                                 180,722
      Strategic Equity Series, 21,515,205 shares (cost - $449,691)                                             359,734
      Small Cap Series, 39,448,306 shares (cost - $683,620)                                                    422,097
      Managed Global Series, 19,318,619 shares (cost - $293,245)                                               228,347
      Mid-Cap Growth Series, 62,027,934 shares (cost - $1,613,463)                                           1,158,061
      Capital Growth Series, 31,353,137 shares (cost - $512,403)                                               463,399
      Research Series, 38,211,371 shares (cost - $828,919)                                                     800,528
      Total Return Series, 35,815,792 shares (cost - $581,380)                                                 608,868
      Growth Series, 74,569,267 shares (cost - $1,944,787)                                                   1,474,980
      Global Fixed Income Series, 4,171,868 shares (cost - $41,895)                                             40,000
      Developing World Series, 7,167,044 shares (cost - $56,718)                                                54,398
      Asset Allocation Growth Series, 499,555 shares (cost - $4,711)                                             4,696
      Diversified Mid Cap Series, 1,148,409 shares (cost - $11,228)                                             11,358
      Investors Series, 1,949,173 shares (cost - $21,793)                                                       21,558
      Growth & Income Series, 1,276,476 shares (cost - $12,801)                                                 12,726
      Special Situation Series, 661,201 shares (cost - $6,245)                                                   5,891
    ING Variable Insurance Trust:
      ING Global Brand Names Series, 630,468 shares (cost - $5,770)                                              5,554
    PIMCO Variable Insurance Trust:
      PIMCO High Yield Bond Portfolio, 19,550,686 shares (cost - $174,443)                                     162,857
      PIMCO StocksPLUS Growth and Income Portfolio, 23,290,726 shares (cost - $307,491)                        258,484
    Prudential Series Fund Inc.:
      Prudential Jennison Portfolio, 337,959 shares (cost - $9,923)                                              7,732
      SP Jennison International Growth Portfolio, 320,402 shares (cost - $2,818)                                 2,720
    Greenwich Street Series Fund Inc.:
      Appreciation Portfolio, 36,421 shares (cost - $769)                                                          831
    Travelers Series Fund Inc.:
      Smith Barney High Income Portfolio, 44,108 shares (cost - $565)                                              446
      Smith Barney Large Cap Value Portfolio, 32,543 shares (cost - $672)                                          692
      Smith Barney International Equity Portfolio, 26,196 shares (cost - $410)                                     455
      Smith Barney Money Market Portfolio, 155,637 shares (cost - $156)                                            156
    Warburg Pincus Trust:
      International Equity Portfolio, 18,138,783 shares (cost - $221,413)                                      194,618


                                       2


                                          GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                    SEPARATE ACCOUNT B
                                                 STATEMENT OF NET ASSETS
                                                    DECEMBER 31, 2000
                                                       (CONTINUED)
                                                  (DOLLARS IN THOUSANDS)


                                                                                                            COMBINED
                                                                                                         ---------------
     The Galaxy VIP Fund:
      Asset Allocation Portfolio, 83,544 shares (cost - $1,456)                                                  1,387
      Equity Portfolio, 54,055 shares (cost - $1,203)                                                            1,071
      Growth & Income Portfolio, 25,185 shares (cost - $277)                                                       284
      High Quality Bond Portfolio, 7,532 shares (cost - $75)                                                        78
      Small Company Growth Portfolio, 6,192 shares (cost - $83)                                                     72
                                                                                                         ---------------
TOTAL NET ASSETS (cost - $11,191,938)                                                                       $9,712,952
                                                                                                         ===============

NET ASSETS
   For variable annuity insurance contracts                                                                 $9,712,274
   Retained in Separate Account B by Golden American Life Insurance Company                                        678
                                                                                                         ---------------
TOTAL NET ASSETS                                                                                            $9,712,952
                                                                                                         ===============



                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                       (Dollars in thousands)



                                                         LIMITED
                                           LIQUID       MATURITY       LARGE CAP            HARD           ALL-
                                            ASSET           BOND           VALUE          ASSETS         GROWTH         ALL CAP
                                         DIVISION       DIVISION        DIVISION (b)    DIVISION       DIVISION        DIVISION (b)
                                      --------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................     $31,117        $12,292            $851            $221        $71,415          $2,338
    Capital gains distributions......           -              -               -               -            252               -
                                      --------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........      31,117         12,292             851             221         71,667           2,338

   Expenses:
    Mortality and expense risk
      and other charges..............       7,819          2,279             551             610            149             516
    Annual administrative charges....         214             42               4              14              5               5
    Minimum death benefit guarantee
      charges........................           6              1               -               1              -               -
    Contingent deferred sales
      charges........................       3,708             34              15              14              -              20
    Other contract charges...........          24              8              14               3              1              11
    Amortization of deferred charges
     related to:
      Deferred sales load............         459             86               -              28             23               -
      Premium taxes..................           2              -               -               -              -               -
                                      --------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................      12,232          2,450             584             670            178             552
                                      --------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......      18,885          9,842             267            (449)        71,489           1,786

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................           -           (105)            239            (889)       (18,152)            242
    Net unrealized appreciation
      (depreciation) of investments..           -            (15)           (699)           (651)       (51,150)         (1,344)
                                      --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..     $18,885         $9,722           $(193)        $(1,989)        $2,187            $684
                                      ============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                  4


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)




                                           REAL           FULLY          EQUITY          CAPITAL         RISING        EMERGING
                                          ESTATE         MANAGED         INCOME        APPRECIATION     DIVIDENDS      MARKETS
                                         DIVISION       DIVISION        DIVISION         DIVISION       DIVISION       DIVISION
                                      --------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................      $4,110         $15,364          $15,316         $6,303          $4,532            $-
    Capital gains distributions......           -          15,744            7,209         10,783          22,363             -
                                      --------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........       4,110          31,108           22,525         17,086          26,895             -

   Expenses:
    Mortality and expense risk
      and other charges..............       1,018           3,984            3,561          7,009          13,009           354
    Annual administrative charges....          24             102              113            127             256            12
    Minimum death benefit guarantee
      charges........................           -               1                4              1               1             1
    Contingent deferred sales
      charges........................          12              55               37            111             219             3
    Other contract charges...........           4               9               13             30              32             2
    Amortization of deferred charges
     related to:
      Deferred sales load............          46             171              310            205             329            55
      Premium taxes..................           -               -                4              -               -             -
                                      --------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................       1,104           4,322            4,042          7,483          13,846           427
                                      --------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......       3,006          26,786           18,483          9,603          13,049          (427)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................      (6,745)         11,021           (3,402)        17,565          33,219        (1,161)
    Net unrealized appreciation
      (depreciation) of investments..      20,074          15,994           13,813       (117,226)        (79,215)       (9,340)
                                      --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..     $16,335         $53,801          $28,894       $(90,058)       $(32,947)     $(10,928)
                                      ============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 5


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)




                                           MARKET          VALUE       STRATEGIC          SMALL         MANAGED           MID-CAP
                                          MANAGER         EQUITY          EQUITY            CAP          GLOBAL            GROWTH
                                         DIVISION       DIVISION        DIVISION       DIVISION        DIVISION          DIVISION
                                      ----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................         $97         $2,011              $-       $141,802         $52,156          $403,747
    Capital gains distributions......         497            739          14,167         27,322          14,643            34,872
                                      ----------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........         594          2,750          14,167        169,124          66,799           438,619

   Expenses:
    Mortality and expense risk
      and other charges..............           1          2,362           5,333          6,763           2,946            15,568
    Annual administrative charges....           -             49              73            107              55               247
    Minimum death benefit guarantee
      charges........................           -              -               -              1               1                 1
    Contingent deferred sales
      charges........................           -             41              74             93              32               247
    Other contract charges...........           -              5              38             32              26                78
    Amortization of deferred charges
     related to:
      Deferred sales load............          25             51              41             44             185               190
      Premium taxes..................           -              -               -              -               -                 1
                                      ----------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................          26          2,508           5,559          7,040           3,245            16,332
                                      ----------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......         568            242           8,608        162,084          63,554           422,287

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................         386         (2,971)         50,573         65,908          (6,564)          186,968
    Net unrealized appreciation
      (depreciation) of investments..        (868)        13,904        (146,317)      (336,905)        (91,449)         (585,733)
                                      ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..         $86        $11,175        $(87,136)     $(108,913)       $(34,459)          $23,522
                                      ==============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 6


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)



                                                                                                        GLOBAL
                                          CAPITAL                           TOTAL                        FIXED     DEVELOPING
                                           GROWTH         RESEARCH         RETURN          GROWTH       INCOME          WORLD
                                         DIVISION         DIVISION       DIVISION        DIVISION     DIVISION       DIVISION
                                      ---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................      $6,399           $9,386        $26,998         $79,262       $2,164           $226
    Capital gains distributions......       9,560           78,382         17,904          27,487            -            213
                                      ---------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........      15,959           87,768         44,902         106,749        2,164            439

   Expenses:
    Mortality and expense risk
      and other charges..............       7,347           12,000          7,653          25,237          406            981
    Annual administrative charges....         135              211            160             382            6             10
    Minimum death benefit guarantee
      charges........................           -                -              -               1            -              -
    Contingent deferred sales
      charges........................         131              184            198             385            6             11
    Other contract charges...........          26               37             13             114            -              6
    Amortization of deferred charges
     related to:
      Deferred sales load............          29               49             28              80            2              2
      Premium taxes..................           -                -              -               -            -              -
                                      ---------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................       7,668           12,481          8,052          26,199          420          1,010
                                      ---------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......       8,291           75,287         36,850          80,550        1,744           (571)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................       3,118            9,952          3,673         276,219         (159)       (14,693)
    Net unrealized appreciation
      (depreciation) of investments..    (108,099)        (144,747)        31,039        (808,716)      (1,223)        (9,975)
                                      ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..    $(96,690)        $(59,508)       $71,562       $(451,947)        $362       $(25,239)
                                      =============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 7


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)



                                                           ASSET
                                            GROWTH    ALLOCATION       DIVERSIFIED                          GROWTH      SPECIAL
                                      OPPORTUNITIES       GROWTH           MID CAP       INVESTORS      AND INCOME    SITUATION
                                          DIVISION      DIVISION (f)      DIVISION (e)   DIVISION (g)  DIVISION (e)    DIVISION (e)
                                      --------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................        $340             $4               $23           $615            $10             $6
    Capital gains distributions......          36              -                 -              -              -              -
                                      --------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........         376              4                23            615             10              6

   Expenses:
    Mortality and expense risk
      and other charges..............           8              7                25            119             24             14
    Annual administrative charges....           -              -                 1              2              -              -
    Minimum death benefit guarantee
      charges.......................            -              -                 -              -              -              -
    Contingent deferred sales
      charges........................           -              -                 1              1              -              -
    Other contract charges...........           -              -                 -              2              -              -
    Amortization of deferred charges
     related to:
      Deferred sales load............           -              -                 -              -              -              -
      Premium taxes..................           -              -                 -              -              -              -
                                      --------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................           8              7                27            124             24             14
                                      --------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......         368             (3)               (4)           491            (14)            (8)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................        (304)            (8)             (172)           124            (41)            (5)
    Net unrealized appreciation
      (depreciation) of investments..        (460)           (15)              130           (235)           (75)          (354)
                                      --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..       $(396)          $(26)             $(46)          $380          $(130)         $(367)
                                      ============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 8


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)


                                                          PIMCO           PIMCO
                                        ING GLOBAL         HIGH      STOCKSPLUS                      SP JENNISON
                                           BRAND          YIELD      GROWTH AND       PRUDENTIAL   INTERNATIONAL
                                           NAMES           BOND          INCOME         JENNISON          GROWTH    APPRECIATION
                                        DIVISION (d)   DIVISION        DIVISION         DIVISION (c)    DIVISION (c)    DIVISION
                                      ----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................        $15        $13,212         $17,726                -               -              $7
    Capital gains distributions......          -              -           9,541             $938               -              13
                                      ----------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........         15         13,212          27,267              938               -              20

   Expenses:
    Mortality and expense risk
      and other charges..............         24          2,329           3,972               39              $7              13
    Annual administrative charges....        -               40              61                -               -               -
    Minimum death benefit guarantee
      charges........................        -                -               -                -               -               -
    Contingent deferred sales
      charges........................        -               34              59                5               -               -
    Other contract charges...........        -                7              13                -               -               -
    Amortization of deferred charges
     related to:
      Deferred sales load............        -                6               7                -               -               -
      Premium taxes..................        -                -               -                -               -               -
                                      ----------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................         24          2,416           4,112               44               7              13
                                      ----------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......         (9)        10,796          23,155              894              (7)              7

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................       (220)        (7,571)          2,713              (13)             49              24
    Net unrealized appreciation
      (depreciation) of investments..       (216)        (6,847)        (55,206)          (2,191)            (98)            (57)
                                      ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..      $(445)       $(3,622)       $(29,338)         $(1,310)           $(56)           $(26)
                                      ==============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 9


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)


                                           SMITH            SMITH          SMITH           SMITH
                                          BARNEY           BARNEY         BARNEY          BARNEY
                                            HIGH        LARGE CAP  INTERNATIONAL           MONEY    INTERNATIONAL         ASSET
                                          INCOME            VALUE         EQUITY          MARKET           EQUITY    ALLOCATION
                                        DIVISION         DIVISION       DIVISION        DIVISION         DIVISION      DIVISION
                                      ----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................        $45               $8             $4             $12           $5,642           $22
    Capital gains distributions......          -               15              -               -           21,362            26
                                      ----------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........         45               23              4              12           27,004            48

   Expenses:
    Mortality and expense risk
      and other charges..............          -                2              8               3            3,334            12
    Annual administrative charges....          -                1              -               -               40             -
    Minimum death benefit guarantee
      charges........................          -                -              -               -                -             -
    Contingent deferred sales
      charges........................          -                -              -              11               31             -
    Other contract charges...........          -                -              -               -               14             -
    Amortization of deferred charges
     related to:
      Deferred sales load............          -                -              -               -                -             -
      Premium taxes..................          -                -              -               -                -             -
                                      ----------------------------------------------------------------------------------------------
   TOTAL EXPENSES....................          -                3              8              14            3,419            12
                                      ----------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......         45               20             (4)             (2)          23,585            36

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................        (20)              (3)            15               -          (25,607)            1
    Net unrealized appreciation
      (depreciation) of investments..        (66)              57           (162)              -          (52,548)          (70)
                                      ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..       $(41)             $74          $(151)            $(2)        $(54,570)         $(33)
                                      ==============================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 10


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                      STATEMENTS OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)



                                                                             HIGH           SMALL
                                                                          QUALITY         COMPANY
                                         EQUITY           GROWTH &           BOND          GROWTH
                                       DIVISION    INCOME DIVISION       DIVISION        DIVISION (a)       COMBINED
                                      ----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
    Dividends........................         -                  -             $2               -           $925,800
    Capital gains distributions......       $85                 $4              -              $5            314,162
                                      ----------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME...........        85                  4              2               5          1,239,962

   Expenses:
    Mortality and expense risk
      and other charges..............        10                  3              -               1            137,410
    Annual administrative charges....         -                  -              -               -              2,498
    Minimum death benefit guarantee
      charges........................         -                  -              -               -                 20
    Contingent deferred sales
      charges........................         -                  -              -               -              5,772
    Other contract charges...........         -                  -              -               -                562
    Amortization of deferred charges
     related to:
      Deferred sales load............         -                  -              -               -              2,451
      Premium taxes..................         -                  -              -               -                  7
                                      ----------------------------------------------------------------------------------
   TOTAL EXPENSES....................        10                  3              -               1            148,720
                                      ----------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)......        75                  1              2               4          1,091,242

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Net realized gain (loss) on
      investments....................         -                  1              -               -            573,205
    Net unrealized appreciation
      (depreciation) of investments..      (137)                 5              3             (11)        (2,517,401)
                                      ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..      $(62)                $7             $5             $(7)         $(852,954)
                                      ==================================================================================


(a) Commencement of operations, January 3, 2000.
(b) Commencement of operations, February 1,2000.
(c) Commencement of operations, May 5, 2000.
(d) Commencement of operations, May 8, 2000.
(e) Commencement of operations, October 2, 2000.
(f) Commencement of operations, October 3, 2000.
(g) Commencement of operations, October 4, 2000.


See accompanying notes.


                                                                 11


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                       (Dollars in thousands)




                                                             LIMITED
                                                 LIQUID     MATURITY      LARGE CAP         HARD          ALL-
                                                  ASSET         BOND          VALUE        ASSETS       GROWTH         ALL CAP
                                               DIVISION     DIVISION     DIVISION(e)     DIVISION     DIVISION      DIVISION(e)
                                            ------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........       $175,759     $102,832             $-       $29,703      $81,807              $-
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........          6,762        3,033              -          (460)      26,166               -
    Net realized gain (loss) on
      investments.......................              -         (153)             -        (9,098)      12,611               -
    Net unrealized appreciation
      (depreciation) of investments.....              -       (3,486)             -        15,365       41,917               -
                                            ------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..          6,762         (606)             -         5,807       80,694               -

  Changes from principal transactions:
    Purchase payments...................        466,501       67,604              -         7,898        9,526               -
    Contract distributions and
      terminations......................       (123,045)     (15,384)             -        (5,361)     (15,134)              -
    Transfer payments from (to) Fixed
      Accounts and other Divisions......         (3,655)      (4,046)             -           881      (11,033)              -
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................              4            1              -             1            3               -
                                            ------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................        339,805       48,175              -         3,419      (16,638)              -
                                            ------------------------------------------------------------------------------------
  Total increase (decrease).............        346,567       47,569              -         9,226       64,056               -
                                            ------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......        522,326      150,401              -        38,929      145,863               -

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........         18,885        9,842           $267          (449)      71,489          $1,786
    Net realized gain (loss) on
      investments.......................              -         (105)           239          (889)     (18,152)            242
    Net unrealized appreciation
      (depreciation) of investments.....              -          (15)          (699)         (651)     (51,150)         (1,344)
                                            ------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..         18,885        9,722           (193)       (1,989)       2,187             684

  Changes from principal transactions:
    Purchase payments...................        596,489       36,148         55,323         7,384           22          41,432
    Contract distributions and
      terminations......................       (474,039)     (10,071)        (1,282)       (2,536)      (2,005)         (1,349)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......         16,005       14,758         44,697          (279)    (146,067)         64,116
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................              -            -              -             -            -               -
                                            ------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................        138,455       40,835         98,738         4,569     (148,050)        104,199
                                            ------------------------------------------------------------------------------------
  Total increase (decrease).............        157,340       50,557         98,545         2,580     (145,863)        104,883
                                            ------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......       $679,666     $200,958        $98,545       $41,509           $-        $104,883
                                            ====================================================================================


(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 12


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)





                                                 REAL          FULLY          EQUITY         CAPITAL         RISING       EMERGING
                                               ESTATE        MANAGED          INCOME    APPRECIATION      DIVIDENDS        MARKETS
                                             DIVISION       DIVISION        DIVISION        DIVISION       DIVISION       DIVISION
                                          ------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........      $68,995       $226,366       $273,910         $256,578       $500,616        $22,254
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........        2,686         15,541         23,408           37,666          9,576           (115)
    Net realized gain (loss) on
      investments.......................          452          4,586            604           12,525         12,658           (839)
    Net unrealized appreciation
      (depreciation) of investments.....       (6,895)        (8,712)       (30,854)          16,816         60,461         17,638
                                          ------------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..       (3,757)        11,415         (6,842)          67,007         82,695         16,684

  Changes from principal transactions:
    Purchase payments...................        9,108         62,680         62,880          107,357        245,047          1,445
    Contract distributions and
      terminations......................       (9,074)       (30,839)       (54,241)         (44,732)       (59,723)        (3,546)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......       (9,597)        (2,413)        (4,436)          15,746         44,445         (1,366)
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................            2              9             13               11             14              1
                                          ------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................       (9,561)        29,437          4,216           78,382        229,783         (3,466)
                                          ------------------------------------------------------------------------------------------
  Total increase (decrease).............      (13,318)        40,852         (2,626)         145,389        312,478         13,218
                                          ------------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......       55,677        267,218        271,284          401,967        813,094         35,472

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........        3,006         26,786         18,483            9,603         13,049           (427)
    Net realized gain (loss) on
      investments.......................       (6,745)        11,021         (3,402)          17,565         33,219         (1,161)
    Net unrealized appreciation
      (depreciation) of investments.....       20,074         15,994         13,813         (117,226)       (79,215)        (9,340)
                                          ------------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..       16,335         53,801         28,894          (90,058)       (32,947)       (10,928)

  Changes from principal transactions:
    Purchase payments...................       10,381         37,354         37,977          156,864        138,073          3,076
    Contract distributions and
      terminations......................       (4,280)       (17,995)       (20,552)         (27,188)       (49,067)        (2,533)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......       22,190          5,271        (25,811)          36,346         (8,823)        (5,134)
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................            -             2               1                3              8              -
                                          ------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................       28,291         24,632         (8,385)         166,025         80,191         (4,591)
                                          ------------------------------------------------------------------------------------------
  Total increase (decrease).............       44,626         78,433         20,509           75,967         47,244        (15,519)
                                          ------------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......     $100,303       $345,651       $291,793         $477,934       $860,338        $19,953
                                          ==========================================================================================


(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.

                                                                 13


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)



                                                MARKET           VALUE     STRATEGIC          SMALL        MANAGED        MID-CAP
                                               MANAGER          EQUITY        EQUITY            CAP         GLOBAL         GROWTH
                                              DIVISION        DIVISION      DIVISION       DIVISION       DIVISION       DIVISION
                                            ----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........        $7,707        $126,194       $71,348       $124,245       $130,684       $116,844
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........         1,043           1,468        (1,052)         6,069         22,518         40,271
    Net realized gain (loss) on
      investments.......................           861           5,066         5,704         30,614         42,644         27,166
    Net unrealized appreciation
      (depreciation) of investments.....          (880)         (9,606)       54,916         54,213          6,404        122,970
                                            ----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..         1,024          (3,072)       59,568         90,896         71,566        190,407

  Changes from principal transactions:
    Purchase payments...................            77          33,542        56,281         94,650          8,846        167,461
    Contract distributions and
      terminations......................        (1,399)        (13,124)      (11,518)       (11,971)       (21,244)       (15,116)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......          (325)         (6,161)       21,844         26,607         (8,510)        79,613
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................             -               1             3              2              3              6
                                            ----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................        (1,647)         14,258        66,610        109,288        (20,905)       231,964
                                            ----------------------------------------------------------------------------------------
  Total increase (decrease).............          (623)         11,186       126,178        200,184         50,661        422,371
                                            ----------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......         7,084         137,380       197,526        324,429        181,345        539,215

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........           568             242         8,608        162,084         63,554        422,287
    Net realized gain (loss) on
      investments.......................           386          (2,971)       50,573         65,908         (6,564)       186,968
    Net unrealized appreciation
      (depreciation) of investments.....          (868)         13,904      (146,317)      (336,905)       (91,449)      (585,733)
                                            ----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..            86          11,175       (87,136)      (108,913)       (34,459)        23,522

  Changes from principal transactions:
    Purchase payments...................            32          21,970       159,024        158,999         83,233        355,851
    Contract distributions and
      terminations......................          (214)         (7,690)      (15,811)       (19,691)       (13,929)       (51,535)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......          (369)         17,887       106,131         67,271         12,151        291,004
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................             -               -             -              2              6              4
                                            ----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................          (551)         32,167       249,344        206,581         81,461        595,324
                                            ----------------------------------------------------------------------------------------
  Total increase (decrease).............          (465)         43,342       162,208         97,668         47,002        618,846
                                            ----------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......        $6,619        $180,722      $359,734       $422,097       $228,347     $1,158,061
                                            ========================================================================================

(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 14


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS Noted
                                                             (continued)
                                                       (Dollars in thousands)


                                                                                                          GLOBAL
                                              CAPITAL                       TOTAL                         FIXED        DEVELOPING
                                               GROWTH      RESEARCH         RETURN          GROWTH       INCOME          WORLD
                                              DIVISION     DIVISION        DIVISION        DIVISION     DIVISION        DIVISION
                                           -----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........      $178,950       $285,529        $227,835      $143,068        $9,528         $4,512
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........        18,209          2,922           8,500         6,048            81          1,125
    Net realized gain (loss) on
      investments.......................         3,969          2,750             531        46,796          (939)         2,134
    Net unrealized appreciation
      (depreciation) of investments.....        50,167         99,090          (4,991)      324,922          (662)         7,506
                                           -----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..        72,345        104,762           4,040       377,766        (1,520)        10,765

  Changes from principal transactions:
    Purchase payments...................       158,765        232,103         191,000       444,759        10,947         14,639
    Contract distributions and
      terminations......................       (16,970)       (24,594)        (22,055)      (28,748)       (1,341)          (740)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......        37,151         40,954          54,551       268,657         3,644         22,497
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................             5              6               9             8             -              -
                                           -----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................       178,951        248,469         223,505       684,676        13,250         36,396
                                           -----------------------------------------------------------------------------------------
  Total increase (decrease).............       251,296        353,231         227,545     1,062,442        11,730         47,161
                                           -----------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......       430,246        636,760         455,380     1,205,510        21,258         51,673

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........         8,291         75,287          36,850        80,550         1,744           (571)
    Net realized gain (loss) on
      investments.......................         3,118          9,952           3,673       276,219          (159)       (14,693)
    Net unrealized appreciation
      (depreciation) of investments.....      (108,099)      (144,747)         31,039      (808,716)       (1,223)        (9,975)
                                           -----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..       (96,690)       (59,508)         71,562      (451,947)          362        (25,239)

  Changes from principal transactions:
    Purchase payments...................       119,650        184,644          92,211       640,780        10,963         36,474
    Contract distributions and
      terminations......................       (21,267)       (32,193)        (25,842)      (71,995)       (1,185)        (3,361)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......        31,458         70,825          15,551       152,627         8,600         (5,151)
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................             2              -               6             5             2              2
                                           -----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................       129,843        223,276          81,926       721,417        18,380         27,964
                                           -----------------------------------------------------------------------------------------
  Total increase (decrease).............        33,153        163,768         153,488       269,470        18,742          2,725
                                           -----------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......      $463,399       $800,528        $608,868    $1,474,980       $40,000        $54,398
                                           =========================================================================================

(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 15


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)

                                                               ASSET
                                                 GROWTH   ALLOCATION    DIVERSIFIED                  GROWTH AND        SPECIAL
                                          OPPORTUNITIES       GROWTH        MID CAP     INVESTORS        INCOME      SITUATION
                                               DIVISION    IVISION(i)    DIVISION(h)   DIVISION(j)   DIVISION(h)    DIVISION(h)
                                          -----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........         $4,131           $-             $-            $-            $-             $-
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........            193            -             -              -             -              -
    Net realized gain (loss) on
      investments.......................            732            -             -              -             -              -
    Net unrealized appreciation
      (depreciation) of investments.....            111            -             -              -             -              -
                                          -----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..          1,036            -             -              -             -              -

  Changes from principal transactions:
    Purchase payments...................          1,833            -             -              -             -              -
    Contract distributions and
      terminations......................           (256)           -             -              -             -              -
    Transfer payments from (to) Fixed
      Accounts and other Divisions......            (81)           -             -              -             -              -
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................              -            -             -              -                            -
                                          -----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................          1,496            -             -              -             -              -
                                          -----------------------------------------------------------------------------------------
  Total increase (decrease).............          2,532            -             -              -             -              -
                                          -----------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......          6,663            -             -              -             -              -
                                                                                                              -
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........            368          $(3)             (4)         491           $(14)            (8)
    Net realized gain (loss) on
      investments.......................           (304)          (8)           (172)         124            (41)            (5)
    Net unrealized appreciation
      (depreciation) of investments.....           (460)         (15)            130         (235)           (75)          (354)
                                          -----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..           (396)         (26)            (46)         380           (130)          (367)

  Changes from principal transactions:
    Purchase payments...................              7        3,166           3,403        8,798          5,771          2,383
    Contract distributions and
      terminations......................            (10)          (8)            (53)        (368)           (45)           (43)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......         (6,264)       1,564           8,054       12,748          7,130          3,918
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................              -            -               -            -              -              -
                                          -----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................         (6,267)       4,722          11,404       21,178         12,856          6,258
                                          -----------------------------------------------------------------------------------------
  Total increase (decrease).............         (6,663)       4,696          11,358       21,558         12,726          5,891
                                          -----------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......             $-       $4,696         $11,358      $21,558        $12,726         $5,891
                                          =========================================================================================

(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 16


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)

                                                 ING                       PIMCO
                                              GLOBAL        PIMCO     STOCKSPLUS                    SP JENNISON
                                               BRAND   HIGH YIELD     GROWTH AND     PRUDENTIAL   INTERNATIONAL         APPRE-
                                               NAMES         BOND         INCOME       JENNISON          GROWTH        CIATION
                                          DIVISION(g)    DIVISION       DIVISION     DIVISION(f)       DIVISION(f)    DIVISION
                                         ------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........        $-        $46,118        $51,802             $-              $-           $974
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........         -          6,684         16,907              -               -              7
    Net realized gain (loss) on
      investments.......................         -           (974)         4,397              -               -             23
    Net unrealized appreciation
      (depreciation) of investments.....         -         (4,721)         1,944              -               -             76
                                         ------------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..         -            989         23,248              -               -            106

  Changes from principal transactions:
    Purchase payments...................         -         73,017        122,580              -               -             40
    Contract distributions and
      terminations......................         -         (6,247)        (5,161)             -               -           (149)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......         -         32,181         28,758              -               -             12
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................         -              1              3              -               -              -
                                         ------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................         -         98,952        146,180              -               -            (97)
                                         ------------------------------------------------------------------------------------------
  Total increase (decrease).............         -         99,941        169,428              -               -              9
                                         ------------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......           -      146,057        221,230              -               -            983

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........          (9)      10,796         23,155            894              (7)             7
    Net realized gain (loss) on
      investments.......................        (220)      (7,571)         2,713            (13)             49             24
    Net unrealized appreciation
      (depreciation) of investments.....        (216)      (6,847)       (55,206)        (2,191)            (98)           (57)
                                         ------------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..        (445)      (3,622)       (29,338)        (1,310)            (56)           (26)

  Changes from principal transactions:
    Purchase payments...................       4,326       36,532         73,805          6,264           1,189             16
    Contract distributions and
      terminations......................         (39)      (7,991)       (13,426)          (138)            (45)           (11)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......       1,712       (8,121)         6,213          2,916           1,632           (131)
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................           -            -              -              -               -              -
                                         ------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................       5,999       20,420         66,592          9,042           2,776           (126)
                                         ------------------------------------------------------------------------------------------
  Total increase (decrease).............       5,554       16,798         37,254          7,732           2,720           (152)
                                         ------------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......      $5,554     $162,857       $258,484         $7,732          $2,720           $831
                                         ==========================================================================================

(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 17


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)

                                                SMITH        SMITH         SMITH
                                               BARNEY       BARNEY        BARNEY       SMITH
                                                 HIGH    LARGE CAP INTERNATIONAL      BARNEY   INTERNATIONAL           ASSET
                                               INCOME        VALUE        EQUITY       MONEY          EQUITY      ALLOCATION
                                             DIVISION     DIVISION      DIVISION      MARKET        DIVISION      DIVISION (b)
                                            --------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........         $806         $701          $326        $318         $49,765               $-
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........           43           19            (4)          8             (48)              2
    Net realized gain (loss) on
      investments.......................          (48)          10            20           -          30,975               -
    Net unrealized appreciation
      (depreciation) of investments.....           10          (47)          214           -          24,199               1
                                            --------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..            5          (18)          230           8          55,126               3

  Changes from principal transactions:
    Purchase payments...................            3           42            18         210          55,479             127
    Contract distributions and
      terminations......................          (77)         (59)           (5)        (11)         (3,729)              -
    Transfer payments from (to) Fixed
      Accounts and other Divisions......         (190)         (23)          (32)         54          18,928               3
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................            -            -             -           -               -               -
                                            --------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................         (264)         (40)          (19)        253          70,678             130
                                            --------------------------------------------------------------------------------------
  Total increase (decrease).............         (259)         (58)          211         261         125,804             133
                                            --------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......          547          643           537         579         175,569             133

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........           45            20           (4)        (2)         23,585               36
    Net realized gain (loss) on
      investments.......................          (20)           (3)          15          -         (25,607)               1
    Net unrealized appreciation
      (depreciation) of investments.....          (66)           57         (162)         -         (52,548)             (70)
                                            --------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..          (41)           74         (151)        (2)        (54,570)             (33)

  Changes from principal transactions:
    Purchase payments...................            5             -           10          -          78,906            1,153
    Contract distributions and
      terminations......................          (22)           (8)          (6)      (700)         (9,015)              (8)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......          (43)          (17)          65        279           3,728              142
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................            -             -            -          -               -                -
                                            --------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................          (60)          (25)          69       (421)         73,619            1,287
                                            --------------------------------------------------------------------------------------
  Total increase (decrease).............         (101)           49          (82)      (423)         19,049            1,254
                                            --------------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......         $446         $692          $455       $156        $194,618           $1,387
                                            ======================================================================================

(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 18


                                               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                                         SEPARATE ACCOUNT B
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, EXCEPT AS NOTED
                                                             (continued)
                                                       (Dollars in thousands)


                                                                                                   SMALL
                                                                GROWTH &    HIGH QUALITY         COMPANY
                                                    EQUITY        INCOME            BOND          GROWTH
                                                DIVISION(b)   DIVISION(a)     DIVISION(c)     DIVISION(d)        COMBINED
                                             -------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999...........                $-            $-              $-              $-       $3,318,205
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........                7              1               -               -          255,284
    Net realized gain (loss) on
      investments.......................                -              -             $(1)              -          235,776
    Net unrealized appreciation
      (depreciation) of investments.....                5              2               -               -          828,093
                                             -------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..               12              3              (1)              -        1,319,153

  Changes from principal transactions:
    Purchase payments...................              281             98             127               -        2,706,971
    Contract distributions and
      terminations......................                -              -              (4)              -         (545,597)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......                4              6             (95)              -          644,573
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................                -              -               -               -              106
                                             -------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................              285            104              28               -        2,806,053
                                             -------------------------------------------------------------------------------
  Total increase (decrease).............              297            107              27               -        4,125,206
                                             -------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 1999.......              297            107              27               -        7,443,411

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss)........               75              1                2              4        1,091,242
    Net realized gain (loss) on
      investments.......................                -              1                -              -          573,205
    Net unrealized appreciation
      (depreciation) of investments.....             (137)             5                3            (11)      (2,517,401)
                                             -------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations..              (62)             7                5             (7)        (852,954)

  Changes from principal transactions:
    Purchase payments...................              817            138               33             50        3,211,126
    Contract distributions and
      terminations......................              (11)           (11)              (6)             -         (909,574)
    Transfer payments from (to) Fixed
      Accounts and other Divisions......               30             43               19             29          820,900
    Addition to assets retained in the
      Account by Golden American Life
      Insurance Company.................                -              -                -              -               43
                                             -------------------------------------------------------------------------------
    Increase (decrease) in net assets
      derived from principal
      transactions......................              836            170               46             79        3,122,495
                                             -------------------------------------------------------------------------------
  Total increase (decrease).............              774            177               51             72        2,269,541
                                             -------------------------------------------------------------------------------
  NET ASSETS AT DECEMBER 31, 2000.......           $1,071           $284              $78            $72       $9,712,952
                                             ===============================================================================

(a)      Commencement of operations, October 25, 1999.
(b)      Commencement of operations, November 1, 1999.
(c)      Commencement of operations, December 3, 1999.
(d)      Commencement of operations, January 3, 2000.
(e)      Commencement of operations, February 1, 2000.
(f)      Commencement of operations, May 5, 2000.
(g)      Commencement of operations, May 8, 2000.
(h)      Commencement of operations, October 2, 2000.
(i)      Commencement of operations, October 3, 2000.
(j)      Commencement of operations, October 4, 2000.

See accompanying notes.


                                                                 19

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1 - ORGANIZATION
Golden American Life Insurance Company Separate Account B (the "Account") was established by Golden American Life Insurance Company ("Golden American") to support the operations of variable annuity contracts ("Contracts"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the Golden American Guaranteed Interest Division, the Golden American Fixed Interest Division, and the Fixed Separate Account, which are not part of the Account, as directed by the Contractowners. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Golden American.

During 2000, the Account had GoldenSelect Contracts and Granite PrimElite Contracts. GoldenSelect Contracts sold by Golden American during 2000 include DVA Plus, Access, Premium Plus, ESII, Value, and Access One.

The  Account  discontinued   offering  DVA  80  in  May  1991  and  discontinued
registering DVA 100 and DVA Series 100 for sale to the public as of May 1, 2000.

At December 31, 2000, the Account had, under GoldenSelect Contracts, thirty-eight investment divisions: Liquid Asset, Limited Maturity Bond, Hard Assets, Real Estate, Fully Managed, Equity Income, Capital Appreciation, Rising Dividends, Emerging Markets, Market Manager, Value Equity, Strategic Equity, Small Cap, Managed Global, Mid-Cap Growth, Capital Growth, Research, Total Return, Growth, Global Fixed Income, Developing World, Growth Opportunities, Asset Allocation, Diversified Mid Cap, Investors, Growth & Income, Special Situation, ING Global Brand Names, PIMCO High Yield Bond, PIMCO StocksPLUS Growth & Income, Prudential Jennison, SP Jennison International Growth, International Equity, Asset Allocation, Equity, Growth & Income, and High Quality Bond Divisions ("Divisions"). The Account also had, under Granite PrimElite Contracts, eight investments divisions: Mid-Cap Growth, Research, Total Return, Appreciation, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International Equity, and Smith Barney Money Market Divisions (collectively with the divisions noted above, "Divisions"). The assets in each Division are invested in shares of a designated series ("Series," which may also be referred to as "Portfolio") of mutual funds, The GCG Trust, ING Variable Insurance Trust, PIMCO Variable Insurance Trust, Prudential Series Fund Inc., Greenwich Street Series Fund Inc., Travelers Series Fund Inc., Warburg Pincus Trust, or The Galaxy VIP Fund (the "Trusts"). The Account also includes The Fund For Life Division, which is not included in the accompanying financial statements, and which ceased to accept new Contracts effective December 31, 1994.

The Market Manager Division was open for investment for only a brief period during 1994 and 1995. This Division is now closed and Contractowners are not permitted to direct their investments into this Division.

On January 28, 2000, the consolidation of the All Growth and Growth Opportunities Series into the Mid Cap Growth Series took place at no cost to current contract holders. Shares of Mid-Cap Growth Series were substituted for shares of All Growth and Growth Opportunities Series.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The  following  is a  summary  of the  significant  accounting  policies  of the
Account:

USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Series or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains from each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series or Portfolio of the Trusts are determined on the specific identification basis.

FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

NOTE 3 - CHARGES AND FEES
Prior to February 1, 2000, DVA Plus, Access, and the Premium Plus each had three different death benefit options referred to as Standard, Annual Ratchet, and 7% Solution; however, in the state of Washington, the 5.5% Solution is offered instead of the 7% Solution. After February 1, 2000 DVA Plus, Access and Premium Plus each had four different death benefit options referred to as Standard, Annual Ratchet, 7% Solution and Max 7. Granite PrimElite has two death benefit options referred to as Standard and Annual Ratchet. Golden American discontinued external sales of DVA 80 in May 1991. Golden American has also discontinued external sales of DVA 100, DVA Series 100, and Granite PremElite. Under the terms of the Contract, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account.

Daily charges deducted at annual rates to cover these risks follows:

    SERIES                                                       ANNUAL RATES
    ------                                                       ------------
    DVA 80..................................................          0.80%
    DVA 100.................................................          0.90
    DVA Series 100..........................................          1.25
    DVA Plus (pre February 2000) - Standard.................          1.10
    DVA Plus (pre February 2000) - Annual Ratchet...........          1.25
    DVA Plus (pre February 2000) - 5.5% Solution............          1.25
    DVA Plus (pre February 2000) - 7% Solution..............          1.40
    DVA Plus (post February 2000) - Standard................          1.15
    DVA Plus (post February 2000) - Annual Ratchet..........          1.30
    DVA Plus (post February 2000) - 5.5% Solution...........          1.30
    DVA Plus (post February 2000) - Max 5.5.................          1.40
    DVA Plus (post February 2000) - 7% Solution.............          1.50
    DVA Plus (post February 2000) - Max 7...................          1.60
    Access (pre February 2000) - Standard...................          1.25
    Access (pre February 2000) - Annual Ratchet.............          1.40
    Access (pre February 2000) - 5.5% Solution..............          1.40
    Access (pre February 2000) - 7% Solution................          1.55
    Access (post February 2000) - Standard..................          1.30
    Access (post February 2000) - Annual Ratchet............          1.45
    Access (post February 2000) - 5.5% Solution.............          1.45

    SERIES                                                       ANNUAL RATES
    ------                                                       ------------
    Access (post February 2000) - Max 5.5...................          1.55
    Access (post February 2000) - 7% Solution...............          1.65
    Access (post February 2000) - Max 7.....................          1.75
    Premium Plus (pre February 2000) - Standard.............          1.25
    Premium Plus (pre February 2000) - Annual Ratchet.......          1.40
    Premium Plus (pre February 2000)- 5.5% Solution.........          1.40
    Premium Plus (pre February 2000) - 7% Solution..........          1.55
    Premium Plus (post February 2000) - Standard............          1.30
    Premium Plus (post February 2000) - Annual Ratchet......          1.45
    Premium Plus (post February 2000) - 7% Solution.........          1.65
    Premium Plus (post February 2000) - Max 7...............          1.75
    ESII....................................................          1.25
    Value...................................................          0.75
    Access One..............................................          0.35
    Granite PrimElite - Standard............................          1.10
    Granite PrimElite - Annual Ratchet......................          1.25

ASSET BASED ADMINISTRATIVE CHARGES: A daily charge at an annual rate of 0.10% is deducted from assets attributable to DVA 100 and DVA Series 100 Contracts. A daily charge at an annual rate of 0.15% is deducted from the assets attributable to the DVA Plus, Access, Premium Plus, ESII, Value, Access One, and Granite PrimElite Contracts.

ADMINISTRATIVE CHARGES: An administrative charge is deducted from the accumulation value of Deferred Annuity Contracts to cover ongoing administrative expenses. The charge is $30 per Contract year for ES II and Value contracts. For DVA Series 100 and Access One Contracts there is no charge. For all other Contracts the charge is $40. The charge is incurred at the beginning of the Contract processing period and deducted at the end of the Contract processing period. This charge had been waived for certain offerings of the Contracts.

MINIMUM DEATH BENEFIT GUARANTEE CHARGES: For certain Contracts, a minimum death benefit guarantee charge of up to $1.20 per $1,000 of guaranteed death benefit per Contract year is deducted from the accumulation value of Deferred Annuity Contracts on each Contract anniversary date.

CONTINGENT DEFERRED SALES CHARGES: Under DVA 80, DVA 100, DVA Plus, Premium Plus, ES II, Value, and Granite PrimElite Contracts, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken. The following table reflects the surrender charge that is assessed based upon the date a premium payment is received.

    Complete Years Elapsed                                                Surrender Charge
    Since Premium Payment
------------------------------- ----------------------------------------------------------------------------------------------------
                                   DVA 80 & 100       DVA PLUS       PREMIUM PLUS      ES II          VALUE        GRANITE PRIMELITE
                                   ------------       --------       ------------      -----          -----        -----------------
              0.............           6%                 7%               8%             8%            6%                 7%
              1.............           5                  7                8              7             6                  7
              2.............           4                  6                8              6             6                  6
              3.............           3                  5                8              5             5                  5
              4.............           2                  4                7              4             4                  4
              5.............           1                  3                6              3             3                  3
              6.............           -                  1                5              2             1                  1
              7.............           -                  -                3              1             -                  -
              8.............           -                  -                1              -             -                  -
              9+............           -                  -                -              -             -                  -

OTHER CONTRACT CHARGES: Under DVA 80, DVA 100, and DVA Series 100 Contracts, a charge is deducted from the accumulation value for Contracts taking more than one conventional partial withdrawal during a Contract year. For DVA 80 and DVA 100 Contracts, annual distribution fees are deducted from the Contract accumulation values.

DEFERRED SALES LOAD: Under Contracts offered prior to October 1995, a sales load of up to 7.5 % was assessed against each premium payment for sales-related expenses as specified in the Contracts. For DVA Series 100, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract anniversary date over a period of six years. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

PREMIUM TAXES: For certain Contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

FEES WAIVED BY GOLDEN AMERICAN: Certain charges and fees for various types of Contracts are currently waived by Golden American. Golden American reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

A summary of the net assets retained in the Account, representing the unamortized deferred sales load and premium taxes advanced by Golden American previously noted, follows:

                                                                         YEAR ENDED DECEMBER 31
                                                              --------------------------------------------
                                                                      2000                    1999
                                                              --------------------     -------------------
                                                                         (Dollars in thousands)
Balance at beginning of year............................                $3,093                   $9,003
Sales load advanced.....................................                    43                      105
Amortization of deferred sales load and premium tax.....                (2,458)                  (6,015)
                                                              --------------------     -------------------
Balance at end of year..................................                  $678                   $3,093
                                                              ====================     ===================

NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments follows:

                                                                                    YEAR ENDED DECEMBER 31
                                                               ----------------------------------------------------------------
                                                                           2000                              1999
                                                               ----------------------------     -------------------------------
                                                                 PURCHASES         SALES          PURCHASES             SALES
                                                               ----------------------------     -------------------------------
                                                                                    (Dollars in thousands)
The GCG Trust:
     Liquid Asset Series..................................      $5,009,626    $4,852,286         $1,632,496        $1,285,868
     Limited Maturity Bond Series.........................         100,400        49,723             81,290            30,122
     Large Cap Value  Series..............................         104,683         5,678                  -                 -
     Hard Assets Series...................................          40,084        35,964             41,433            38,490
     All-Growth Series....................................          71,697       148,258             46,095            36,607
     All  Cap Series......................................         111,560         5,575                  -                 -
     Real Estate Series...................................          96,209        64,912             20,497            27,401
     Fully Managed Series.................................         112,464        61,046             68,756            23,879
     Equity Income Series.................................          98,938        88,840             70,767            43,280
     Capital Appreciation Series..........................         227,251        51,623            148,975            33,036
     Rising Dividends Series..............................         151,463        58,223            261,711            22,554
     Emerging Markets Series..............................          62,812        67,830              9,244            12,838
     Market Manager Series................................             594           813              1,084             1,813
     Value Equity Series..................................         126,574        94,165             43,808            28,137
     Strategic Equity Series..............................         404,992       147,040             90,233            24,704
     Small Cap Series.....................................         668,534       299,869            225,813           110,509
     Managed Global Series................................         773,452       628,437            178,228           176,669
     Mid-Cap Growth Series................................       1,570,684       553,073            391,543           119,357
     Capital Growth Series................................         163,005        24,871            220,384            23,307


                                       23


NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES (CONTINUED)

                                                                                    YEAR ENDED DECEMBER 31
                                                               ----------------------------------------------------------------
                                                                           2000                              1999
                                                               ----------------------------     -------------------------------
                                                                 PURCHASES       SALES              PURCHASES         SALES
                                                               ----------------------------     -------------------------------
                                                                                    (Dollars in thousands)
     Research Series......................................         332,012        33,449            270,703            19,426
     Total Return Series..................................         177,368        58,592            236,379             4,467
     Growth Series........................................       2,357,943     1,555,976            860,731           170,066
     Global Fixed Income Series...........................          21,953         1,829             26,185            12,857
     Developing World Series..............................         224,227       196,834             58,318            20,799
     Growth Opportunities Series..........................             397         6,296              7,288             5,600
     Asset Allocation Growth Series.......................           4,913           194                  -                 -
     Diversified Mid-Cap Series...........................          16,411         5,011                  -                 -
     Investors Series.....................................          37,309        15,640                  -                 -
     Growth and Income Series.............................          15,051         2,209                  -                 -
     Special Situation Series.............................           6,296            46                  -                 -
ING Variable Insurance Trust:
     ING Global Brand Names Series........................           8,467         2,477                  -                 -
PIMCO Variable Insurance Trust:
     PIMCO High Yield Bond Portfolio......................         104,012        72,796            124,005            18,385
     PIMCO StocksPLUS Growth and Income Portfolio.........         128,021        38,274            188,819            25,749
Prudential Series Fund Inc.:
     Prudential Jennison Portfolio........................          10,354           418                  -                 -
     SP Jennison International Growth Portfolio...........          13,316        10,547                  -                 -
Greenwich Street Series Fund Inc.:
       Appreciation Portfolio.............................             136           255                111               202
Travelers Series Fund Inc.:
     Smith Barney High Income Portfolio...................              78            93                 98               320
     Smith Barney Large Cap Value Portfolio...............              77            82                167               189
     Smith Barney International Equity Portfolio..........             111            46                 44                67
     Smith Barney Money Market Portfolio..................              13           436                483               222
Warburg Pincus Trust:
     International Equity Portfolio.......................       1,216,239     1,119,035            696,223           625,613
The Galaxy VIP Fund:
     Asset Allocation Portfolio...........................           1,340            17                141                 9
     Equity Portfolio.....................................             946            35                292                 -
     Growth & Income Portfolio............................             185            14                105                 -
     High Quality Bond Portfolio..........................              58            10                127                99
     Small Company Growth Portfolio.......................              84             1                  -                 -
                                                               ----------------------------------------------------------------
COMBINED..................................................     $14,572,339   $10,358,838         $6,002,576        $2,942,641
                                                               ================================================================


                                                              24

NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Contractowners' transactions shown in the following table reflect gross inflows ("Purchases") and outflows ("Sales") in units for each Division. The activity includes Contractowners electing to update a DVA 100 or DVA Series 100 Contract to a DVA PLUS Contract. Updates to DVA PLUS Contracts resulted in both a sale (surrender of the old Contract) and a purchase (acquisition of the new
Contract). All of the purchases transactions for the Market Manager Division resulted from such updates.

                                                                                 YEAR ENDED DECEMBER 31
                                                       ---------------------------------------------------------------------------
                                                                      2000                                     1999
                                                       ----------------------------------       ----------------------------------
                                                             PURCHASES            SALES               PURCHASES           SALES
                                                       ----------------------------------       ----------------------------------

Liquid Asset Division............................          359,367,174       350,362,386            124,478,649      101,109,842
Limited Maturity Bond Division...................            6,653,002         4,238,782              6,043,778        3,110,174
Large Cap Value Series...........................           10,510,495         1,148,728                      -                -
Hard Assets Division.............................            2,834,446         2,496,801              2,900,594        2,714,660
All-Growth Division..............................                1,772         4,534,313              1,593,344        2,299,652
All Cap Series...................................           10,302,677         1,241,107                      -                -
Real Estate Division.............................            4,319,128         3,211,948              1,107,500        1,561,932
Fully Managed Division...........................            4,937,015         3,912,225              3,844,658        2,421,187
Equity Income Division...........................            5,587,065         5,891,560              4,105,827        3,799,977
Capital Appreciation Division....................            9,788,554         3,977,530              6,021,915        3,037,582
Rising Dividends Division........................            8,048,967         4,882,590             12,519,925        3,029,038
Emerging Markets Division........................            6,972,719         7,369,824              1,467,567        1,902,732
Market Manager Division..........................                    -            26,641                    435           75,755
Value Equity Division............................            7,941,727         6,192,411              2,852,986        2,154,579
Strategic Equity Division........................           19,709,430         9,587,363              6,344,054        2,305,045
Small Cap Division...............................           26,260,160        17,429,511             14,347,399        8,174,181
Managed Global Division..........................           34,701,368        30,852,410              9,633,015       10,824,049
Mid-Cap Growth Division..........................           29,199,551        15,272,144             14,316,514        5,846,579
Capital Growth Division..........................            9,504,070         2,906,917             12,561,878        2,575,149
Research Division................................           10,607,414         2,858,194             12,204,579        1,771,319
Total Return Division............................            9,344,159         5,124,311             13,447,324          976,323
Growth Division..................................           90,088,344        64,904,288             46,544,853       13,013,005
Global Fixed Income Division.....................            2,067,425           444,699              2,406,215        1,322,576
Developing World Division........................           25,929,101        23,178,428              6,615,294        2,774,781
Growth Opportunities Division....................                2,653           586,755                726,528          570,950
Asset Allocation Growth Series...................              536,932            35,902                      -                -
Diversified Mid-Cap Series.......................            1,738,197           587,931                      -                -
Investors Series.................................            3,506,979         1,589,857                      -                -
Growth and Income Series.........................            1,550,837           270,440                      -                -
Special Situation Series.........................              696,811            33,708                      -                -
ING Global Brand Names Series....................              966,161           330,869                      -                -
PIMCO High Yield Bond Division...................           11,171,609         9,133,980             12,707,468        2,989,676
PIMCO StocksPLUS Growth and
   Income Division...............................           10,253,524         4,989,762             15,418,741        3,191,901
Prudential Jennison Portfolio....................            1,167,863           181,053                      -                -
SP Jennison International Growth Portfolio.......            1,516,731         1,198,936                      -                -
Appreciation Division............................                6,545            13,984                  5,856           11,558
Smith Barney High Income Division................                2,416             6,424                  3,730           23,271
Smith Barney Large Cap Value Division............                2,886             4,081                  6,907            9,522
Smith Barney International Equity Division.......                4,883             1,931                  2,838            2,934
Smith Barney Money Market Division...............                    -            36,664                 40,398           19,082
International Equity Division....................           92,849,675        86,976,149             63,405,114       56,947,666
Asset Allocation Division........................              117,695             1,286                 13,289              844
Equity Division..................................               71,978             3,194                 26,039              835
Growth & Income Division.........................               16,903             1,136                 11,266            1,139
High Quality Bond Division.......................                5,210               922                 12,671            9,915
Small Company Growth Portfolio...................                5,427                 2                      -                -
                                                       ----------------------------------       ----------------------------------
COMBINED.........................................          820,867,678       678,030,077            397,739,148      240,579,410
                                                       ==================================       ==================================


                                                              25

NOTE 6 - NET ASSETS
Investments at net asset value less the payable to Golden American for charges and fees at December 31, 2000 consisted of the following:

                                                                          LIMITED
                                            LIQUID        MATURITY      LARGE CAP           HARD            ALL-
                                             ASSET            BOND          VALUE         ASSETS          GROWTH           ALL CAP
                                          DIVISION        DIVISION       DIVISION       DIVISION        DIVISION          DIVISION
                                       ---------------------------------------------------------------------------------------------
                                                                        (Dollars in thousands)
Unit transactions..................       $644,880        $174,673        $98,738        $35,044       $(100,519)         $104,199
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......         34,786          30,502            506          6,105         100,519             2,028
Net unrealized appreciation
   (depreciation) of investments...              -          (4,217)          (699)           360               -            (1,344)
                                       ---------------------------------------------------------------------------------------------
                                          $679,666        $200,958        $98,545        $41,509              $-          $104,883
                                       =============================================================================================

                                              REAL           FULLY         EQUITY        CAPITAL           RISING         EMERGING
                                            ESTATE         MANAGED         INCOME   APPRECIATION        DIVIDENDS          MARKETS
                                          DIVISION        DIVISION       DIVISION       DIVISION         DIVISION         DIVISION
                                       ---------------------------------------------------------------------------------------------
                                                                        (Dollars in thousands)
Unit transactions..................        $69,992        $221,658       $130,422       $391,281         $704,927          $38,618
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......         25,415         106,489        173,295        152,083           95,334          (17,454)
Net unrealized appreciation
   (depreciation) of investments...          4,896          17,504        (11,924)       (65,430)          60,077           (1,211)
                                       ---------------------------------------------------------------------------------------------
                                          $100,303        $345,651       $291,793       $477,934         $860,338          $19,953
                                       =============================================================================================

                                            MARKET           VALUE      STRATEGIC          SMALL         MANAGED           MID-CAP
                                           MANAGER          EQUITY         EQUITY            CAP          GLOBAL            GROWTH
                                          DIVISION        DIVISION       DIVISION       DIVISION        DIVISION          DIVISION
                                       ---------------------------------------------------------------------------------------------
                                                                        (Dollars in thousands)
Unit transactions..................            $44        $155,667       $377,532       $419,412        $150,916          $931,007
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......          4,918          17,365         72,159        264,208         142,329           682,456
Net unrealized appreciation
   (depreciation) of investments...          1,657           7,690        (89,957)      (261,523)        (64,898)         (455,402)
                                       ---------------------------------------------------------------------------------------------
                                            $6,619        $180,722       $359,734       $422,097        $228,347        $1,158,061
                                       =============================================================================================

                                           CAPITAL                          TOTAL                         GLOBAL        DEVELOPING
                                            GROWTH        RESEARCH         RETURN         GROWTH    FIXED INCOME             WORLD
                                          DIVISION        DIVISION       DIVISION       DIVISION        DIVISION          DIVISION
                                       ---------------------------------------------------------------------------------------------
                                                                        (Dollars in thousands)
Unit transactions..................       $471,766        $726,148       $521,837     $1,530,906         $40,770           $69,011
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......         40,637         102,771         59,543        413,881           1,125           (12,293)
Net unrealized appreciation
   (depreciation) of investments...        (49,004)        (28,391)        27,488       (469,807)         (1,895)           (2,320)
                                       ---------------------------------------------------------------------------------------------
                                          $463,399        $800,528       $608,868     $1,474,890         $40,000           $54,398
                                       =============================================================================================


                                                             26


NOTE 6 - NET ASSETS (CONTINUED)

                                                             ASSET
                                           GROWTH       ALLOCATION    DIVERSIFIED                        GROWTH         SPECIAL
                                    OPPORTUNITIES           GROWTH        MID CAP     INVESTORS      AND INCOME      SITUATIONS
                                         DIVISION         DIVISION       DIVISION      DIVISION        DIVISION        DIVISION
                                     -----------------------------------------------------------------------------------------------
                                                                       (Dollars in thousands)
Unit transactions..................        $(746)           $4,722        $11,404       $21,178         $12,856          $6,258
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......          746               (11)          (176)          615             (55)            (13)
Net unrealized appreciation
   (depreciation) of investments...            -               (15)           130          (235)            (75)           (354)
                                     -----------------------------------------------------------------------------------------------
                                              $-            $4,696        $11,358       $21,558         $12,726          $5,891
                                     ===============================================================================================

                                                                             PIMCO
                                                               PIMCO    STOCKSPLUS     PRUDENTIAL       JENNISON
                                      ING GLOBAL          HIGH YIELD    GROWTH AND       JENNISON  INTERNATIONAL
                                     BRAND NAMES                BOND        INCOME      PORTFOLIO         GROWTH    APPRECIATION
                                        DIVISION            DIVISION      DIVISION       DIVISION       DIVISION        DIVISION
                                     -----------------------------------------------------------------------------------------------
                                                                         (Dollars in thousands)
Unit transactions..................       $5,999            $165,009      $259,602         $9,042         $2,776            $659
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......         (229)              9,434        47,889            881             42             110
Net unrealized appreciation
   (depreciation) of investments...         (216)            (11,586)      (49,007)        (2,191)           (98)             62
                                     -----------------------------------------------------------------------------------------------
                                          $5,554            $162,857      $258,484         $7,732         $2,720            $831
                                     ===============================================================================================

                                            SMITH            SMITH          SMITH         SMITH
                                           BARNEY           BARNEY         BARNEY        BARNEY
                                             HIGH        LARGE CAP  INTERNATIONAL         MONEY    INTERNATIONAL           ASSET
                                           INCOME            VALUE         EQUITY        MARKET           EQUITY      ALLOCATION
                                         DIVISION         DIVISION       DIVISION      DIVISION         DIVISION        DIVISION
                                     ----------------------------------------------------------------------------------------------
                                                                       (Dollars in thousands)
Unit transactions..................          $501             $611          $387            $136        $193,174          $1,417
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......            64               61            23              20          28,239              39
Net unrealized appreciation
   (depreciation) of investments...          (119)              20            45               -         (26,795)            (69)
                                     ----------------------------------------------------------------------------------------------
                                             $446             $692          $455            $156        $194,618          $1,387
                                     ==============================================================================================

                                                                            HIGH            SMALL
                                                          GROWTH &       QUALITY          COMPANY
                                           EQUITY           INCOME          BOND           GROWTH
                                         DIVISION         DIVISION      DIVISION         DIVISION         COMBINED
                                     -------------------------------------------------------------------------------
                                                                         (Dollars in thousands)
Unit transactions..................        $1,121             $274           $74              $79       $8,605,462
Accumulated net investment
   income (loss) and net realized
   gain (loss) on investments......            82                3             1                4        2,586,476
Net unrealized appreciation
   (depreciation) of investments...          (132)               7             3              (11)      (1,478,986)
                                     -------------------------------------------------------------------------------
                                           $1,071             $284           $78              $72       $9,712,952
                                     ===============================================================================


                                                                 27


NOTE 7 - UNIT VALUES
Accumulation unit value information for units outstanding,  by Contract type, as of December 31, 2000 follows:

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
LIQUID ASSET
Currently payable annuity products:
   DVA 80 ................................................................                209       16.61                 $3
   DVA 100 ...............................................................              3,872       16.21                 63
Contracts in accumulation period:
   DVA 80 ................................................................            253,815       16.61              4,216
   DVA 100 ...............................................................            939,201       16.21             15,226
   DVA Series 100.........................................................             72,995       15.54              1,134
   DVA Plus - Standard (pre February 2000)................................            713,224       15.75             11,234
   DVA Plus- Standard (post February 2000)................................            146,440       15.59              2,283
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus -
     Standard (pre February 2000), ES II..................................         14,214,983       15.47            219,919
   DVA Plus - Annual Ratchet (post February 2000), Access -
     Standard (post February 2000), Premium Plus - Standard (post
     February 2000).......................................................          7,270,477       15.31            111,297
   DVA Plus - 7% Solution (pre February 2000), Access - Annual
     Ratchet (pre February 2000) & 5.5% Solution, Premium Plus -
     Annual Ratchet (pre February 2000) & 5.5% Solution...................          5,535,946       15.19             84,117
   Access - Annual Ratchet (post February 2000), Premium Plus -
     Annual Ratchet (post February 2000)..................................          2,183,030       15.03             32,816
   DVA Plus - 7% Solution (post February 2000)............................            302,892       14.94              4,527
   Access - 7% Solution (pre February 2000), Premium Plus - 7%
     Solution (pre February 2000).........................................          7,933,969       14.90            118,208
   DVA Plus - Max 7 (post February 2000)..................................            293,515       14.76              4,333
   Access - 7% Solution (post February 2000), Premium Plus - 7%
     Solution (post February 2000)........................................          2,657,053       14.67             38,987
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................          2,132,811       14.50             30,917
   Value..................................................................             23,532       16.41                386
                                                                                                            -------------------
                                                                                                                    $679,666
LIMITED MATURITY BOND
Currently payable annuity products:
   DVA 80 ................................................................              3,466       19.05                $66
   DVA 100 ...............................................................              8,666       18.60                161
Contracts in accumulation period:
   DVA 80.................................................................             26,854       19.05                512
   DVA 100 ...............................................................          1,088,342       18.60             20,240
   DVA Series 100.........................................................             11,209       17.83                200
   DVA Plus - Standard (pre February 2000)................................            322,729       18.08              5,837
   DVA Plus- Standard (post February 2000) ...............................             53,158       17.92                953
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus -
     Standard (pre February 2000), ES II..................................          3,621,501       17.76             64,327
   DVA Plus - Annual Ratchet (post February 2000), Access -
     Standard (post February 2000), Premium Plus - Standard (post
     February 2000).......................................................            849,473       17.60             14,952


                                                                 28

NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus - 7% Solution (pre February 2000), Access - Annual
     Ratchet (pre February 2000) & 5.5% Solution, Premium Plus -
     Annual Ratchet (pre February 2000) & 5.5% Solution...................          1,769,355       17.45             30,867
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            321,370       17.29              5,555
   DVA Plus - 7% Solution (post February 2000)............................             49,754       17.18                855
   Access - 7% Solution (pre February 2000), Premium Plus -
     7% Solution (pre February 2000) .....................................          2,442,970       17.11             41,790
   DVA Plus - Max 7 (post February 2000)..................................             73,720       16.97              1,251
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            507,893       16.87              8,569
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            273,264       16.67              4,555
   Value..................................................................             13,071       18.84                246
   Access One ............................................................              1,095       19.77                 22
                                                                                                            -------------------
                                                                                                                    $200,958
LARGE CAP VALUE
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             81,093       10.56               $856
   DVA Plus- Standard (post February 2000)................................            147,571       10.55              1,557
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          2,138,069       10.55             22,546
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          1,537,946       10.54             16,210
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            770,213       10.53              8,111
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            942,003       10.53              9,915
   DVA Plus - 7% Solution (post February 2000)............................            181,541       10.52              1,910
   Access - 7% Solution (pre February 2000), Premium Plus -
     7% Solution (pre February 2000)......................................            961,611       10.52             10,112
   DVA Plus - Max 7 (post February 2000)..................................            177,361       10.51              1,864
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................          1,403,629       10.51             14,747
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            993,651       10.50             10,430
   Value..................................................................             27,079       10.59                287
                                                                                                            -------------------
                                                                                                                     $98,545
HARD ASSETS
Currently payable annuity products:
   DVA 100 ...............................................................              3,703       17.10                $63
Contracts in accumulation period:
   DVA 80.................................................................             37,384       17.52                655
   DVA 100................................................................            305,640       17.10              5,227
   DVA Series 100 ........................................................             11,245       16.39                184
   DVA Plus - Standard (pre February 2000)................................             83,792       16.62              1,392
   DVA Plus- Standard (post February 2000)................................              2,937       16.50                 49


                                                                 29


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................            309,819       16.32              5,056
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...             57,353       16.20                929
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            598,436       16.03              9,592
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................             17,608       15.91                280
   DVA Plus - 7% Solution (post February 2000) ...........................              5,200       15.81                 82
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            861,668       15.72             13,543
   DVA Plus - Max 7 (post February 2000) .................................             18,820       15.62                294
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................             42,632       15.53                662
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................            227,856       15.34              3,495
   Value .................................................................                337       17.31                  6
                                                                                                            -------------------
                                                                                                                     $41,509
ALL CAP
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             51,500       11.61               $598
   DVA Plus- Standard (post February 2000)................................             80,308       11.61                932
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          2,182,516       11.59             25,306
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)..
                                                                                    1,200,520       11.59             13,913
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution .................................          1,155,496       11.58             13,379
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            819,316       11.57              9,482
   DVA Plus - 7% Solution (post February 2000) ...........................             70,600       11.57                817
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          1,620,720       11.56             18,740
   DVA Plus - Max 7 (post February 2000)..................................             98,842       11.56              1,142
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            780,053       11.55              9,011
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            986,100       11.54             11,381
   Value..................................................................             15,599       11.65                182
                                                                                                            -------------------
                                                                                                                    $104,883
REAL ESTATE
Currently payable annuity products:
   DVA 80 ................................................................                280       28.59                 $8
   DVA 100 ...............................................................              3,858       27.91                108


                                                                 30


                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
Contracts in accumulation period:
   DVA 80.................................................................             16,243       28.59                464
   DVA 100 ...............................................................            460,525       27.91             12,854
   DVA Series 100.........................................................              6,470       26.76                173
   DVA Plus - Standard (pre February 2000)................................            130,114       27.12              3,529
   DVA Plus- Standard (post February 2000)................................              7,229       26.93                195
   DVA Plus - Annual  Ratchet  (pre  February  2000) & 5.5%  Solution,
     Access - Standard (pre February 2000),  Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet .....           1,006,919       26.64             26,821
   DVA Plus - Annual  Ratchet  (post  February  2000),  Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)..             211,380       26.44              5,589
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution .................................            738,550       26.16             19,321
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................             86,644       25.97              2,250
   DVA Plus - 7% Solution (post February 2000) ...........................             12,612       25.81                326
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            826,871       25.65             21,212
   DVA Plus - Max 7 (post February 2000)..................................             25,056       25.50                639
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................             77,442       25.34              1,963
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            192,508       25.04              4,820
   Value .................................................................              1,113       28.25                 31
                                                                                                            -------------------
                                                                                                                    $100,303
FULLY MANAGED
Currently payable annuity products:
   DVA 80 ................................................................                839       27.95          $      23
   DVA 100 ...............................................................             30,484       27.28                832
Contracts in accumulation period:
   DVA 80 ................................................................             40,691       27.95              1,137
   DVA 100................................................................          1,764,528       27.28             48,140
   DVA Series 100 ........................................................             26,037       26.15                681
   DVA Plus - Standard (pre February 2000),...............................            473,557       26.51             12,553
   DVA Plus- Standard (post February 2000)................................             30,174       26.32                794
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          3,264,322       26.04             84,988
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            507,008       25.84             13,103
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          3,165,782       25.57             80,951
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            185,069       25.38              4,697
   DVA Plus - 7% Solution (post February 2000)............................             61,545       25.23              1,552


                                                                 31

NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000) .................................................          3,237,449       25.07             81,175
   DVA Plus - Max 7 (post February 2000)..................................             15,600       24.92                389
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            400,243       24.77              9,915
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................            183,884       24.47              4,500
   Value .................................................................              8,003       27.62                221
                                                                                                            -------------------
                                                                                                                    $345,651
EQUITY INCOME
Currently payable annuity products:
   DVA 80 ................................................................              4,863       25.67               $125
   DVA 100 ...............................................................             38,356       25.06                961
Contracts in accumulation period:
   DVA 80.................................................................            158,144       25.67              4,059
   DVA 100................................................................          3,135,453       25.06             78,570
   DVA Series 100 ........................................................             41,479       24.02                996
   DVA Plus - Standard (pre February 2000)................................            324,404       24.35              7,898
   DVA Plus- Standard (post February 2000)................................             24,472       24.17                591
   DVA Plus - Annual  Ratchet  (pre  February  2000) & 5.5%  Solution,
     Access - Standard (pre February 2000),  Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet......
                                                                                    2,309,476       23.91             55,228
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)..
                                                                                      470,889       23.74             11,178
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution .................................          2,237,389       23.49             52,548
   Access - Annual Ratchet (post February 2000), Premium Plus -
     Annual Ratchet (post February 2000) .................................            225,138       23.31              5,248
   DVA Plus - 7% Solution (post February 2000) ...........................             79,161       23.17              1,834
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000) .................................................          2,552,792       23.03             58,792
   DVA Plus - Max 7 (post February 2000) .................................             30,890       22.89                707
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            311,484       22.75              7,087
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................            238,986       22.48              5,372
   Value .................................................................             22,752       25.36                577
   Access One ............................................................                833       26.61                 22
                                                                                                            -------------------
                                                                                                                    $291,793
CAPITAL APPRECIATION
Currently payable annuity products:
   DVA 100 ...............................................................             30,808       26.03               $802
Contracts in accumulation period:
   DVA 80 ................................................................             18,401       26.49                487
   DVA 100................................................................          1,995,446       26.03             51,945
   DVA Series 100 ........................................................             25,937       25.24                655
   DVA Plus - Standard (pre February 2000)................................            453,894       25.50             11,575


                                                                 32


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus- Standard (post February 2000)................................             97,043       25.36              2,461
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          3,626,696       25.17             91,289
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          1,210,622       25.03             30,300
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution .................................          4,174,489       24.85            103,716
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................            847,242       24.70             20,927
   DVA Plus - 7% Solution (post February 2000)............................            124,676       24.59              3,066
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          4,496,266       24.48            110,086
   DVA Plus - Max 7 (post February 2000) .................................            109,154       24.38              2,661
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            981,676       24.27             23,825
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            969,120       24.06             23,314
   Value .................................................................             31,436       26.26                825
                                                                                                            -------------------
                                                                                                                    $477,934
RISING DIVIDENDS
Currently payable annuity products:
   DVA 80 ................................................................              2,315       26.02                $60
   DVA 100 ...............................................................             10,311       25.64                264
Contracts in accumulation period:
   DVA 80.................................................................             33,987       26.02                884
   DVA 100................................................................          2,125,370       25.64             54,493
   DVA Series 100.........................................................             51,586       24.99              1,289
   DVA Plus - Standard (pre February 2000)................................          1,150,706       25.21             29,006
   DVA Plus- Standard (post February 2000)................................             95,313       25.09              2,391
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          8,035,273       24.94            200,360
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...
                                                                                    1,073,372       24.81             26,632
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          9,797,232       24.67            241,653
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            440,779       24.54             10,816
   DVA Plus - 7% Solution (post February 2000)............................            428,500       24.45             10,477
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          9,922,551       24.36            241,712
   DVA Plus - Max 7 (post February 2000)..................................            119,426       24.27              2,898
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            803,307       24.18             19,425


                                                                 33


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            713,282       24.00             17,122
   Value..................................................................             33,143       25.83                856
                                                                                                            -------------------
                                                                                                                    $860,338
EMERGING MARKETS
Currently payable annuity products:
   DVA 100 ...............................................................             18,228        7.98               $146
Contracts in accumulation period:
   DVA 80.................................................................             15,618        8.09                127
   DVA 100 ...............................................................            726,252        7.98              5,792
   DVA Series 100.........................................................             19,358        7.77                151
   DVA Plus - Standard (pre February 2000)................................            265,114        7.84              2,079
   DVA Plus- Standard (post February 2000)................................             34,186        7.80                267
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000),  Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet.......            268,805        7.76              2,085
   DVA Plus - Annual  Ratchet  (post  February  2000),  Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...             79,970        7.72                617
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            976,884        7.67              7,494
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................              6,725        7.63                 52
   DVA Plus - 7% Solution (post February 2000)............................             64,473        7.61                491
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................             36,306        7.58                275
   DVA Plus - Max 7 (post February 2000)..................................             37,058        7.55                280
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................              6,252        7.52                 47
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................              6,704        7.47                 50
                                                                                                            -------------------
                                                                                                                     $19,953
MARKET MANAGER
Contracts in accumulation period:
   DVA 100................................................................            238,516       27.75             $6,619

VALUE EQUITY
Currently payable annuity products:
   DVA 80 ................................................................                296       20.15                 $6
   DVA 100 ...............................................................              1,103       19.91                 22
Contracts in accumulation period:
   DVA 80 ................................................................              6,969       20.15                140
   DVA 100 ...............................................................            401,819       19.91              7,999
   DVA Series 100.........................................................             11,002       19.49                214
   DVA Plus - Standard (pre February 2000)................................            373,943       19.63              7,342
   DVA Plus- Standard (post February 2000) ...............................             23,912       19.55                468


                                                                 34



NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          2,586,369       19.46             50,333
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            472,034       19.38              9,146
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          2,589,777       19.29             49,949
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            143,195       19.20              2,749
   DVA Plus - 7% Solution (post February 2000)............................             41,973       19.14                803
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          2,230,349       19.08             42,553
   DVA Plus - Max 7 (post February 2000)..................................             10,293       19.03                196
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            298,983       18.97              5,672
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            162,505       18.85              3,064
   Value .................................................................              3,296       20.02                 66
                                                                                                            -------------------
                                                                                                                    $180,722
STRATEGIC EQUITY
Currently payable annuity products:
   DVA 100 ...............................................................             29,192       19.30               $563
Contracts in accumulation period:
   DVA 80 ................................................................             33,313       19.51               $650
   DVA 100 ...............................................................            247,857       19.30              4,785
   DVA Series 100.........................................................              9,208       18.95                174
   DVA Plus - Standard (pre February 2000)................................            469,023       19.07              8,946
   DVA Plus- Standard (post February 2000) ...............................            107,927       19.00              2,051
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          4,824,610       18.92             91,300
   DVA Plus - Annual Ratchet (post February 2000), Access  - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          1,797,957       18.85             33,893
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          3,565,530       18.78             66,946
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................          1,149,145       18.70             21,490
   DVA Plus - 7% Solution (post February 2000)............................            185,121       18.65              3,453
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          4,283,689       18.60             79,684
   DVA Plus - Max 7 (post February 2000)..................................            149,363       18.55              2,771
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................          1,203,898       18.50             22,276
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................          1,103,423       18.40             20,308
   Value..................................................................             22,904       19.41                444
                                                                                                            -------------------
                                                                                                                    $359,734

                                                                 34

NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
SMALL CAP
Currently payable annuity products:
   DVA 100 ...............................................................              6,108       18.77               $115
Contracts in accumulation period:
   DVA 80.................................................................             21,812       18.96                413
   DVA 100................................................................            366,134       18.77              6,872
   DVA Series 100.........................................................             14,421       18.44                266
   DVA Plus - Standard (pre February 2000)................................            457,260       18.54              8,476
   DVA Plus- Standard (post February 2000)................................             86,622       18.49              1,601
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          6,884,993       18.40            126,665
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...
                                                                                    1,586,595       18.35             29,116
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          5,436,276       18.26             99,255
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................          1,058,396       18.21             19,276
   DVA Plus - 7% Solution (post February 2000)............................            184,093       18.17              3,344
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000) .................................................          4,812,017       18.12             87,196
   DVA Plus - Max 7 (post February 2000)..................................            140,651       18.07              2,542
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................          1,163,996       18.03             20,986
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000..................................................            825,516       17.94             14,808
   Value .................................................................             60,739       18.86              1,146
   Access One ............................................................              1,040       19.25                 20
                                                                                                            -------------------
                                                                                                                    $422,097
MANAGED GLOBAL
Currently payable annuity products:
   DVA 100 ...............................................................             10,419       20.88               $218
Contracts in accumulation period:
   DVA 80.................................................................             17,976       21.22                381
   DVA 100 ...............................................................          1,876,847       20.88             39,190
   DVA Series 100.........................................................             34,905       20.30                709
   DVA Plus - Standard (pre February 2000)................................            583,929       20.44             11,937
   DVA Plus- Standard (post February 2000)................................            110,792       20.33              2,253
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          1,348,843       20.19             27,236
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            965,140       20.08             19,382
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          3,496,637       19.94             69,740





NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            648,150       19.83             12,855
   DVA Plus - 7% Solution (post February 2000)............................            406,790       19.75              8,034
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            565,653       19.67             11,126
   DVA Plus - Max 7 (post February 2000)..................................            138,197       19.59              2,707
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            621,115       19.51             12,116
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................            522,271       19.34             10,103
   Value..................................................................             16,170       21.01                340
   Access One ............................................................                953       21.72                 20
                                                                                                            -------------------
                                                                                                                    $228,347
MID-CAP GROWTH
Currently payable annuity products:
   DVA 80 ................................................................                464       43.92                $20
   DVA 100 ...............................................................              6,727       43.37                292
Contracts in accumulation period:
   DVA 80.................................................................             34,342       43.92              1,509
   DVA 100................................................................          1,201,909       43.37             52,125
   DVA Series 100 ........................................................             21,975       42.42                932
   DVA Plus - Standard (pre February 2000)................................            519,800       42.70             22,193
   DVA Plus- Standard (post February 2000)................................            122,975       42.56              5,234
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          7,313,425       42.23            308,877
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          1,992,588       42.16             84,008
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          5,926,552       41.89            248,288
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................          1,290,685       41.76             53,902
   DVA Plus - 7% Solution (post February 2000) ...........................            186,073       41.63              7,746
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          6,423,421       41.50            266,562
   DVA Plus - Max 7 (post February 2000) .................................            162,554       41.37              6,725
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................          1,240,675       41.24             51,162
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................          1,099,617       40.98             45,058
   Granite PrimElite - Standard ..........................................              3,616       42.70                155
   Granite PrimElite - Annual Ratchet.....................................             27,638       42.23              1,167
   Value..................................................................             48,259       43.64              2,106
                                                                                                            -------------------
                                                                                                                  $1,158,061
CAPITAL GROWTH
Contracts in accumulation period:
   DVA 80.................................................................              4,517       17.71                $80
   DVA 100................................................................            310,535       17.54              5,447


                                                                 37


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Series 100.........................................................             10,129       17.25                175
   DVA Plus - Standard (pre February 2000)................................            603,420       17.33             10,460
   DVA Plus- Standard (post February 2000)................................             87,080       17.29              1,506
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II,..........................................          6,881,891       17.21            118,442
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          1,239,023       17.17             21,271
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution .................................          6,622,519       17.09            113,149
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            740,611       17.04             12,623
   DVA Plus - 7% Solution (post February 2000)............................            181,294       17.00              3,083
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          8,274,067       16.96            140,348
   DVA Plus - Max 7 (post February 2000)..................................            116,196       16.92              1,966
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................          1,171,869       16.88             19,782
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            874,247       16.80             14,687
   Value..................................................................             21,556       17.63                380
                                                                                                            -------------------
                                                                                                                    $463,399
RESEARCH
Contracts in accumulation period:
   DVA 80 ................................................................              6,559       27.39               $180
   DVA 100................................................................            345,241       27.05              9,340
   DVA Series 100 ........................................................             18,310       26.46                484
   DVA Plus - Standard (pre February 2000)................................            604,614       26.63             16,103
   DVA Plus- Standard (post February 2000)................................             86,539       26.55              2,298
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          8,149,685       26.39            215,099
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          1,500,906       26.30             39,472
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          7,760,199       26.13            202,800
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            973,963       26.05             25,373
   DVA Plus - 7% Solution (post February 2000)............................            378,215       25.97              9,822
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          8,763,559       25.89            226,859
   DVA Plus - Max 7 (post February 2000)..................................            160,258       25.81              4,135
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................          1,007,294       25.72             25,911
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            807,166       25.56             20,632


                                                                 38


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Granite PrimElite - Standard...........................................              3,075       26.63                 82
   Granite PrimElite - Annual Ratchet.....................................             36,485       26.39                963
   Value..................................................................             35,827       27.23                975
                                                                                                            -------------------
                                                                                                                    $800,528
TOTAL RETURN
Contracts in accumulation period:
   DVA 80.................................................................              8,319       21.54               $179
   DVA 100................................................................            329,747       21.27              7,013
   DVA Series 100.........................................................              7,790       20.80                162
   DVA Plus - Standard (pre February 2000)................................            768,269       20.94             16,086
   DVA Plus- Standard (post February 2000)................................             96,349       20.87              2,011
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          9,222,564       20.75            191,336
   DVA Plus - Annual Ratchet (post February 2000), Access  - Standard
    (post February 2000), Premium Plus - Standard (post February 2000)....          1,350,560       20.68             27,924
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          6,431,976       20.55             132,146
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            597,315       20.48              12,233
   DVA Plus - 7% Solution (post February 2000)............................            205,502       20.42               4,195
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000) .................................................          9,095,578       20.35             185,107
   DVA Plus - Max 7 (post February 2000) .................................            102,750       20.29               2,084
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            836,664       20.22              16,920
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            506,976       20.10              10,188
   Granite PrimElite - Standard...........................................              4,433       20.94                  93
   Granite PrimElite - Annual Ratchet ....................................             27,675       20.75                 574
   Value .................................................................             28,821       21.40                 617
                                                                                                             -------------------
                                                                                                                     $608,868
GROWTH
Contracts in accumulation period:
   DVA 80.................................................................             33,891       22.65                $768
   DVA 100................................................................            776,539       22.44              17,425
   DVA Series 100.........................................................             28,302       22.07                 624
   DVA Plus - Standard (pre February 2000) ...............................            913,550       22.17              20,257
   DVA Plus- Standard (post February 2000)................................            325,133       22.12               7,192
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II ..........................................         18,211,995       22.02             400,965
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...          4,730,311       21.96             103,884
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................         13,563,137       21.86             296,433


                                                                 39


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................          3,020,949       21.80              65,867
   DVA Plus - 7% Solution (post February 2000)............................            693,052       21.75              15,074
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................         18,166,964       21.70             394,196
   DVA Plus - Max 7 (post February 2000)..................................            437,723       21.65               9,475
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................          3,791,737       21.59              81,880
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................          2,741,325       21.49              58,911
   Value..................................................................             89,147       22.55               2,010
   Access One ............................................................                808       22.98                  19
                                                                                                             -------------------
                                                                                                                   $1,474,980
GLOBAL FIXED INCOME
Contracts in accumulation period:
   DVA 80.................................................................                  1       12.19                  $-
   DVA 100................................................................             23,535       12.03                 283
   DVA Plus - Standard (pre February 2000)................................             59,545       11.85                 705
   DVA Plus- Standard (post February 2000)................................             16,337       11.81                 193
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II ..........................................          1,222,759       11.74              14,352
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)..
                                                                                      380,506       11.70               4,451
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            490,596       11.62               5,703
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            149,939       11.59               1,738
   DVA Plus - 7% Solution (post February 2000)............................             14,625       11.55                 169
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            774,315       11.51               8,916
   DVA Plus - Max 7 (post February 2000)..................................             16,854       11.48                 194
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            183,296       11.44               2,097
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................            101,438       11.37               1,153
   Value..................................................................              3,821       12.11                  46
                                                                                                             -------------------
                                                                                                                      $40,000
DEVELOPING WORLD
Contracts in accumulation period:
   DVA 80 ................................................................              1,553        7.71                 $12
   DVA 100................................................................             27,070        7.67                 208
   DVA Plus - Standard (pre February 2000)................................             48,529        7.61                 369
   DVA Plus- Standard (post February 2000)................................             43,664        7.60                 332
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................          2,014,773        7.58              15,271


                                                                 40


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            760,058        7.57               5,752
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            991,863        7.55               7,485
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            609,636        7.54               4,594
   DVA Plus - 7% Solution (post February 2000)............................             52,533        7.52                 395
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          1,788,603        7.51              13,439
   DVA Plus - Max 7 (post February 2000)..................................             35,033        7.50                 263
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            549,427        7.49               4,116
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            259,187        7.47               1,936
   Value..................................................................             29,347        7.69                 226
                                                                                                             -------------------
                                                                                                                      $54,398
ASSET ALLOCATION GROWTH
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................              9,294        9.38                 $87
   DVA Plus- Standard (post February 2000)................................              5,894        9.38                  55
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................             41,334        9.38                 388
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            123,421        9.38               1,157
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................             25,334        9.37                 238
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            101,509        9.37                 951
   DVA Plus - 7% Solution (post February 2000)............................              7,201        9.37                  68
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................             36,958        9.37                 346
   DVA Plus - Max 7 (post February 2000)..................................             11,921        9.37                 112
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................             66,092        9.37                 619
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................             72,072        9.37                 675
                                                                                                             -------------------
                                                                                                                       $4,696
DIVERSIFIED MID CAP
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             6,748         9.88                 $66
   DVA Plus- Standard (post February 2000)................................             5,137         9.88                  50
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................           290,230         9.88               2,867


                                                                 41


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus - Annual  Ratchet  (post  February  2000),  Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...           131,431         9.88               1,298
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................           185,852         9.87               1,835
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................            80,992         9.87                 799
   DVA Plus - 7% Solution (post February 2000)............................             9,164         9.87                  90
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000) .................................................           285,263         9.87               2,816
   DVA Plus - Max 7 (post February 2000)..................................            10,627         9.87                 109
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            55,360         9.87                 546
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000) ................................................            89,462         9.87                 882
                                                                                                             -------------------
                                                                                                                      $11,358
INVESTORS SERIES Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................            13,281        11.28                $150
   DVA Plus- Standard (post February 2000)................................            29,577        11.27                 333
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II ..........................................           539,461        11.26               6,075
   DVA Plus - Annual Ratchet (post February 2000), Access  - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...           313,828        11.26               3,533
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................           198,869        11.25               2,236
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................           202,765        11.24               2,280
   DVA Plus - 7% Solution (post February 2000)............................            21,065        11.24                 237
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................           234,838        11.23               2,637
   DVA Plus - Max 7 (post February 2000)..................................            11,867        11.23                 133
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................           145,735        11.22               1,635
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................           191,223        11.21               2,144
   Value..................................................................            14,613        11.31                 165
                                                                                                             -------------------
                                                                                                                      $21,558
GROWTH & INCOME SERIES
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             3,617         9.95                 $36
   DVA Plus- Standard (post February 2000) ...............................            23,267         9.95                 231
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................           274,785         9.94               2,733


                                                                 42


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...           170,460         9.94               1,695
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            88,531         9.94                 880
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................           128,409         9.94               1,276
   DVA Plus - 7% Solution (post February 2000)............................            19,469         9.94                 193
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................           283,250         9.94               2,815
   DVA Plus - Max 7 (post February 2000)..................................            21,427         9.94                 213
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................           148,807         9.93               1,478
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................           113,353         9.93               1,126
   Value..................................................................             5,022         9.96                  50
                                                                                                             -------------------
                                                                                                                      $12,726
SPECIAL SITUATIONS
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             2,315         8.89                 $21
   DVA Plus- Standard (post February 2000)................................            18,016         8.89                 160
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................           121,670         8.89               1,081
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            76,347         8.89                 678
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            85,716         8.89                 762
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            66,473         8.88                 591
   DVA Plus - 7% Solution (post February 2000)............................             9,174         8.88                  81
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................           131,190         8.88               1,165
   DVA Plus - Max 7 (post February 2000)..................................             5,866         8.88                  52
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            62,575         8.88                 556
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            83,761         8.88                 744
                                                                                                             -------------------
                                                                                                                       $5,891
ING GLOBAL BRAND NAMES
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................            10,619         8.76                 $93
   DVA Plus- Standard (post February 2000)................................             8,037         8.76                  70
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................           110,552         8.75                 968


                                                                 43


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT            EXTENDED
                               DIVISION/CONTRACT                                       UNITS        VALUE               VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                (In thousands)
   DVA Plus - Annual  Ratchet  (post  February  2000),  Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...           169,871         8.75               1,486
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            21,575         8.75                 189
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            85,307         8.74                 746
   DVA Plus - 7% Solution (post February 2000)............................            39,547         8.74                 346
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            28,853         8.74                 252
   DVA Plus - Max 7 (post February 2000)..................................             7,369         8.73                  64
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            84,578         8.73                 738
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            68,648         8.72                 599
   Value..................................................................               336         8.78                   3
                                                                                                             -------------------
                                                                                                                       $5,554
PIMCO HIGH YIELD BOND
Contracts in accumulation period:
   DVA 80.................................................................                 1        10.17                   -
   DVA 100................................................................           126,903        10.12              $1,284
   DVA Series 100.........................................................               948        10.03                  10
   DVA Plus - Standard (pre February 2000)................................           362,732        10.05               3,645
   DVA Plus- Standard (post February 2000)................................            63,647        10.04                 639
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................         5,140,417        10.01              51,454
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...           908,512         9.97               9,082
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................         3,158,188         9.97              31,485
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................           498,509         9.96               4,963
   DVA Plus - 7% Solution (post February 2000)............................           111,021         9.94               1,104
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................         4,861,887         9.93              48,273
   DVA Plus - Max 7 (post February 2000)..................................            64,046         9.92                 635
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................           631,991         9.90               6,258
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................           386,288         9.88               3,815
   Value..................................................................            20,732        10.15                 210
                                                                                                             -------------------
                                                                                                                     $162,857
PIMCO STOCKSPLUS GROWTH AND INCOME
Contracts in accumulation period:
   DVA 80.................................................................               399        11.91                  $5
   DVA 100................................................................           117,131        11.85               1,388


                                                                 44


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                       UNITS        VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   DVA Series 100.........................................................             2,489        11.73                  29
   DVA Plus - Standard (pre February 2000)................................           281,922        11.77               3,317
   DVA Plus- Standard (post February 2000) ...............................            86,637        11.75               1,018
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................         6,006,923        11.72              70,399
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...         1,178,840        11.70              13,797
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................         4,659,705        11.67              54,389
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................           624,891        11.66               7,284
   DVA Plus - 7% Solution (post February 2000)............................           187,618        11.64               2,184
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................         6,921,410        11.62              80,461
   DVA Plus - Max 7 (post February 2000)..................................            70,828        11.61                 822
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................         1,176,897        11.59              13,644
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................           829,397        11.56               9,589
   Value..................................................................            13,298        11.88                 158
                                                                                                             -------------------
                                                                                                                     $258,484
PRUDENTIAL JENNISON PORTFOLIO
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             2,731         7.85                 $21
   DVA Plus- Standard (post February 2000)................................            37,201         7.85                 292
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................           194,916         7.85               1,529
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...           242,694         7.84               1,902
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution .................................            64,129         7.84                 503
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................            92,165         7.84                 722
   DVA Plus - 7% Solution (post February 2000)............................            15,840         7.83                 124
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            75,572         7.83                 592
   DVA Plus - Max 7 (post February 2000)..................................            19,630         7.83                 154
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            89,929         7.82                 704
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................           152,003         7.82               1,189
                                                                                                             -------------------
                                                                                                                       $7,732


                                                                 45


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT            EXTENDED
                               DIVISION/CONTRACT                                       UNITS        VALUE               VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
SP JENNISON INTERNATIONAL PORTFOLIO
Contracts in accumulation period:
   DVA Plus - Standard (pre February 2000)................................             7,751         8.57                 $66
   DVA Plus- Standard (post February 2000)................................             6,381         8.57                  55
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II...........................................            65,551         8.56                 561
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            44,024         8.56                 377
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................            64,843         8.56                 555
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000) ........................................            58,710         8.56                 503
   DVA Plus - 7% Solution (post February 2000)............................             3,557         8.56                  30
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................            15,695         8.56                 134
   DVA Plus - Max 7 (post February 2000) .................................             7,516         8.56                  64
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000) ................................................            12,698         8.55                 109
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................            28,074         8.55                 240
   Value..................................................................             2,995         8.57                  26
                                                                                                             -------------------
                                                                                                                       $2,720
SMITH BARNEY APPRECIATION
Contracts in accumulation period:
   Granite PrimElite - Standard...........................................               419        18.16                  $8
   Granite PrimElite - Annual Ratchet.....................................            45,655        18.03                 823
                                                                                                             -------------------
                                                                                                                         $831
SMITH BARNEY HIGH INCOME
Contracts in accumulation period:
   Granite PrimElite - Standard...........................................             4,903        12.56                 $62
   Granite PrimElite - Annual Ratchet.....................................            30,852        12.46                 384
                                                                                                             -------------------
                                                                                                                         $446
SMITH BARNEY LARGE CAP VALUE
Contracts in accumulation period:
   Granite PrimElite - Standard...........................................             3,364        21.34                 $72
   Granite PrimElite - Annual Ratchet.....................................            29,285        21.16                 620
                                                                                                             -------------------
                                                                                                                         $692
SMITH BARNEY INTERNATIONAL EQUITY
Contracts in accumulation period:
   Granite PrimElite - Standard...........................................             2,260        17.89                $ 40
   Granite PrimElite - Annual Ratchet.....................................            23,397        17.74                 415
                                                                                                             -------------------
                                                                                                                         $455
SMITH BARNEY MONEY MARKET
Contracts in accumulation period:
   Granite PrimElite - Standard...........................................            10,771        12.38                $133
   Granite PrimElite - Annual Ratchet.....................................             1,839        12.27                  23
                                                                                                             -------------------
                                                                                                                         $156


                                                                 46


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT           EXTENDED
                               DIVISION/CONTRACT                                       UNITS        VALUE              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
INTERNATIONAL EQUITY
Contracts in accumulation period:
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet.......          5,535,477       11.37             $62,958
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................          2,474,742       11.37              28,140
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................          5,326,265       11.29              60,130
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...            685,944       11.18               7,669
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................          1,257,278       11.43              14,365
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................            804,897       11.34               9,130
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................          1,033,869       11.23              11,615
   Value..................................................................             52,151       11.73                 611
                                                                                                             -------------------
                                                                                                                     $194,618
ASSET ALLOCATION
Contracts in accumulation period:
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet.......             10,075       10.78                $109
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................              4,515       10.76                  49
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................             18,669       10.74                 200
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...             70,287       10.78                 757
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................              6,792       10.76                  73
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................             18,516       10.73                 199
                                                                                                             -------------------
                                                                                                                       $1,387
EQUITY
Contracts in accumulation period:
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet.......             10,577       11.41              $  121
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................             12,157       11.39                 138


                                                                 47


NOTE 7 - UNIT VALUES (CONTINUED)
                                                                                                     UNIT            EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE               VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................              6,672       11.37                  76
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...             46,533       11.41                 531
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................              3,426       11.38                  39
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................             14,623       11.36                 166
                                                                                                             -------------------
                                                                                                                       $1,071
GROWTH & INCOME Contracts in accumulation period:
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000),  Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet......               9,132       10.98                $100
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................                992       10.96                  11
   Access - 7% Solution (pre February 2000), Premium Plus - 7% Solution
     (pre February 2000)..................................................              3,904       10.94                  43
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...              4,780       10.98                  52
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................              7,086       10.93                  78
                                                                                                             -------------------
                                                                                                                         $284
HIGH QUALITY BOND
Contracts in accumulation period:
   DVA Plus - Annual Ratchet & 5.5% Solution, Access -
     Standard, Premium Plus - Standard, ES II.............................              4,745       11.05                 $53
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...              2,299       11.04                  25
                                                                                                             -------------------
                                                                                                                          $78
SMALL COMPANY GROWTH
Contracts in accumulation period:
   DVA Plus - Annual Ratchet (pre February 2000) & 5.5% Solution,
     Access - Standard (pre February 2000), Premium Plus - Standard
     (pre February 2000), ES II, Granite PrimElite - Annual Ratchet.......              1,744       13.35                 $23
   DVA Plus - 7% Solution (pre February 2000), Access - Annual Ratchet
     (pre February 2000) & 5.5% Solution, Premium Plus - Annual Ratchet
     (pre February 2000) & 5.5% Solution..................................              1,380       13.32                  19
   DVA Plus - Annual Ratchet (post February 2000), Access - Standard
     (post February 2000), Premium Plus - Standard (post February 2000)...              1,108       13.34                  15
   Access - Annual Ratchet (post February 2000), Premium Plus - Annual
     Ratchet (post February 2000).........................................                466       13.32                   6


                                                                 48


NOTE 7 - UNIT VALUES (CONTINUED)

                                                                                                     UNIT            EXTENDED
                               DIVISION/CONTRACT                                        UNITS       VALUE               VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (In thousands)
   Access - 7% Solution (post February 2000), Premium Plus - 7% Solution
     (post February 2000).................................................                627       13.28                   8
   Access - Max 7 (post February 2000), Premium Plus - Max 7
     (post February 2000).................................................                100       13.27                   1
                                                                                                             -------------------
                                                                                                                          $72
                                                                                                             -------------------
COMBINED..................................................................        483,096,286                      $9,712,952
                                                                                ===============              ===================


                                                                 49

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY
                Index to Consolidated Financial Statements

Report of Independent Auditors

Consolidated Balance Sheets as of December 31, 2000 and 1999

Consolidated Statements of Operations for the Years Ended December 31, 2000,
  1999 and 1998

Consolidated Statements of Changes in Shareholder's Equity for the Years Ended
  December 31, 2000, 1999 and 1998

Consolidated Statements of Cash Flows for the Years Ended December 31, 2000,
  1999 and 1998

Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT AUDITORS

-------------------------------------------------------------------------------

The Board of Directors and Stockholder
Golden American Life Insurance Company

We have audited the accompanying consolidated balance sheets of Golden American Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedules listed in the Index at
Item 14(a). These financial statements and schedules are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                             s/Ernst & Young LLP


Atlanta, Georgia
March 12, 2001

                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 December 31, 2000       December 31, 1999
                                                                                 ----------------------- -----------------------
ASSETS

 Investments:
   Fixed maturities, available for sale, at fair value
     (cost: 2000 - $798,751; 1999 - $858,052)...............................               $792,578                $835,321
   Equity securities, at fair value (cost: 2000 - $8,611;
     1999 - $14,952)........................................................                  6,791                  17,330
   Mortgage loans on real estate............................................                 99,916                 100,087
   Policy loans.............................................................                 13,323                  14,157
   Short-term investments...................................................                106,775                  80,191
                                                                                 ----------------------- -----------------------
Total investments...........................................................              1,019,383               1,047,086

Cash and cash equivalents...................................................                 63,207                  14,380

Reinsurance recoverable.....................................................                 19,331                  14,834

Reinsurance recoverable from affiliates ....................................                 14,642                      --

Due from affiliates.........................................................                 38,786                     637

Accrued investment income...................................................                  9,606                  11,198

Deferred policy acquisition costs...........................................                635,147                 528,957

Value of purchased insurance in force.......................................                 25,942                  31,727

Current income taxes recoverable............................................                    511                      35

Deferred income tax asset...................................................                  9,047                  21,943

Property and equipment, less allowances for depreciation
   of $5,638 in 2000 and $3,229 in 1999.....................................                 14,404                  13,888

Goodwill, less accumulated amortization of $11,964 in 2000
   and $8,186 in 1999.......................................................                139,163                 142,941

Other assets................................................................                 32,019                   2,514

Separate account assets.....................................................              9,831,489               7,562,717
                                                                                 ----------------------- -----------------------
Total assets................................................................            $11,852,677              $9,392,857
                                                                                 ======================= =======================

SEE ACCOMPANYING NOTES.

                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    December 31, 2000       December 31, 1999
                                                                                 ------------------------ -----------------------
LIABILITIES AND STOCKHOLDER'S EQUITY

Policy liabilities and accruals:
   Future policy benefits:
     Annuity and interest sensitive life products.........................                $1,062,891               $1,033,701
     Unearned revenue reserve.............................................                     6,817                    6,300
  Other policy claims and benefits........................................                        82                        8
                                                                                 ------------------------ -----------------------
                                                                                           1,069,790                1,040,009

Surplus notes.............................................................                   245,000                  245,000
Revolving note payable....................................................                         -                    1,400
Due to affiliates.........................................................                    19,887                   12,650
Other liabilities.........................................................                    69,374                   53,232
Separate account liabilities..............................................                 9,831,489                7,562,717
                                                                                 ------------------------ -----------------------
                                                                                          11,235,540                8,915,008

Commitments and contingencies

Stockholder's equity:
  Common stock, par value $10 per share, authorized,
     issued, and outstanding 250,000 shares...............................                     2,500                    2,500
  Additional paid-in capital..............................................                   583,640                  468,640
  Accumulated other comprehensive loss....................................                    (4,046)                  (9,154)
  Retained earnings.......................................................                    35,043                   15,863
                                                                                 ------------------------ -----------------------
Total stockholder's equity................................................                   617,137                  477,849
                                                                                 ------------------------ -----------------------
Total liabilities and stockholder's equity................................               $11,852,677               $9,392,857
                                                                                 ======================== =======================

SEE ACCOMPANYING NOTES.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

Year Ended December 31                                                   2000               1999               1998
                                                                  ------------------ ------------------ -------------------
Revenues:
   Annuity and interest sensitive life product charges........            $144,877            $82,935            $39,119
   Management fee revenue.....................................              22,982             11,133              4,771
   Net investment income......................................              64,140             59,169             42,485
   Realized losses on  investments............................              (6,554)            (2,923)            (1,491)
                                                                  ------------------ ------------------ -------------------
                                                                           225,445            150,314             84,884

Insurance benefits and expenses:
     Annuity and interest sensitive life benefits:
     Interest credited to account balances....................             195,088            175,257             94,845
     Benefit claims incurred in excess of account balances....               4,943              6,370              2,123
   Underwriting, acquisition, and insurance expenses:
     Commissions..............................................             213,719            188,383            121,171
     General expenses.........................................              84,936             60,205             37,612
     Insurance taxes, state licenses, and fees                               4,528              3,976              4,140
     Policy acquisition costs deferred........................            (168,444)          (346,396)          (197,796)
     Amortization:
      Deferred policy acquisition costs.......................              55,154             33,119              5,148
      Value of purchased insurance in force...................               4,801              6,238              4,724
      Goodwill................................................               3,778              3,778              3,778
    Expenses and charges reimbursed under modified coinsurance
     agreements...............................................            (225,787)            (9,247)            (5,604)
                                                                  ------------------ ------------------ -------------------
                                                                           172,716            121,683             70,141

Interest expense..............................................              19,867              8,894              4,390
                                                                  ------------------ ------------------ -------------------
                                                                           192,583            130,577             74,531
                                                                  ------------------ ------------------ -------------------
Income before income taxes....................................              32,862             19,737             10,353

Income taxes..................................................              13,682              8,523              5,279
                                                                  ------------------ ------------------ -------------------

Net income ...................................................             $19,180            $11,214             $5,074
                                                                  ================== ================== ===================

SEE ACCOMPANYING NOTES.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                                 Accumulated Other
                                                                     Additional                       Retained             Total
                                                         Common         Paid-in      Comprehensive    Earnings     Stockholder's
                                                          Stock         Capital      Income (Loss)   (Deficit)            Equity
                                                    ------------ -------------- ------------------ ------------ -----------------
Balance at December 31, 1997...................          $2,500      $224,997               $241        $(425)         $227,313
   Comprehensive income:
     Net income................................              --            --                 --        5,074             5,074
     Change in net unrealized investment
       gains (losses)..........................              --            --             (1,136)          --            (1,136)
                                                                                                                -----------------
   Comprehensive income........................                                                                           3,938
   Contribution of capital.....................              --       122,500                 --           --           122,500
   Other.......................................              --           143                 --           --               143
                                                    ------------ -------------- ------------------ ------------ -----------------
Balance at December 31, 1998...................           2,500       347,640               (895)       4,649           353,894
   Comprehensive income:
     Net income................................              --            --                 --       11,214            11,214
     Change in net unrealized investment
       gains (losses)..........................              --            --             (8,259)          --            (8,259)
                                                                                                                -----------------
   Comprehensive income........................                                                                           2,955
   Contribution of capital.....................              --       121,000                 --           --           121,000
                                                    ------------ -------------- ------------------ ------------ -----------------
Balance at December 31, 1999...................          $2,500      $468,640            $(9,154)     $15,863          $477,849
   Comprehensive income:
     Net income................................              --            --                 --       19,180            19,180
     Change in net unrealized investment
       gains (losses) .........................              --            --              5,108           --             5,108
                                                                                                                -----------------
   Comprehensive income........................                                                                          24,288
   Contribution of capital.....................              --       115,000                 --           --           115,000
                                                    ------------ -------------- ------------------ ------------ -----------------
Balance at December 31, 2000...................          $2,500      $583,640            $(4,046)     $35,043          $617,137
                                                    ============ ============== ================== ============ =================

       SEE ACCOMPANYING NOTES.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

Year Ended December 31                                                   2000            1999              1998
                                                                   ---------------- --------------- ------------------
OPERATING ACTIVITIES
Net income ...................................................            $19,180          $11,214           $5,074
Adjustments to reconcile net income to net cash
  provided by (used in) operations:
   Adjustments related to annuity and
     interest sensitive life products:
     Interest credited and other charges on
       interest sensitive products............................            195,088          175,257           94,845
     Charges for mortality and administration.................               (313)             524             (233)
     Change in unearned revenues..............................                517            2,460            2,651
   Increase (decrease) in policy liabilities and accruals.....                 74                8              (10)
   Decrease (increase) in accrued investment income...........              1,592           (1,553)          (3,222)
   Policy acquisition costs deferred..........................           (168,444)        (346,396)        (197,796)
   Amortization of deferred policy acquisition costs..........
                                                                           55,154           33,119            5,148
   Amortization of value of purchased
     insurance in force.......................................              4,801            6,238            4,724
  Change in other assets, due to/from affiliates, other
     liabilities, and accrued income taxes....................            (63,840)          24,845            9,979
   Provision for depreciation and amortization................              8,616            8,850            8,147
   Provision for deferred income taxes........................             13,728            8,523            5,279
   Realized losses on investments.............................              6,554            2,923            1,491
                                                                   ---------------- --------------- ------------------
Net cash provided by (used in) operating activities...........             72,707          (73,988)         (63,923)
                                                                   ---------------- --------------- ------------------

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments:
   Fixed maturities - available for sale......................            205,136          220,547          145,253
   Mortgage loans on real estate..............................             12,701            6,572            3,791
   Equity securities..........................................              6,128               --               --
   Policy loans - net.........................................                834               --               --
                                                                   ---------------- --------------- ------------------
                                                                          224,799          227,119          149,044
Acquisition of investments:
   Fixed maturities - available for sale......................           (154,028)        (344,587)        (476,523)
   Equity securities..........................................                 --               --          (10,000)
   Mortgage loans on real estate..............................            (12,887)          (9,659)         (16,390)
   Policy loans - net.........................................                 --           (2,385)          (2,940)
   Short-term investments - net...............................            (26,584)         (39,039)         (26,692)
                                                                   ---------------- --------------- ------------------
                                                                         (193,499)        (395,670)        (532,545)
Issuance of reciprocal loan agreement receivables.............            (16,900)              --               --
Receipt of repayment of reciprocal loan agreement
  receivables................................................              16,900               --               --
Net purchase of property and equipment........................             (3,285)          (8,968)          (6,485)
                                                                   ---------------- --------------- ------------------
Net cash provided by (used in) investing activities...........             28,015         (177,519)        (389,986)

SEE ACCOMPANYING NOTES.

                             (DOLLARS IN THOUSANDS)

Year Ended December 31                                                  2000            1999              1998
                                                                  ---------------- --------------- -------------------
FINANCING ACTIVITIES
Proceeds from reciprocal loan agreement
   borrowings................................................           $178,900         $396,350        $500,722
Repayment of reciprocal loan agreement
   Borrowings................................................           (178,900)        (396,350)       (500,722)
Proceeds from revolving note payable.........................             67,200          220,295         108,495
Repayment of revolving note payable..........................            (68,600)        (218,895)       (108,495)
Proceeds from surplus note...................................                 --          160,000          60,000
Repayment of line of credit borrowings.......................                 --               --          (5,309)
Receipts from annuity and interest
   sensitive life policies credited to
   account balances..........................................            801,793          773,685         593,428
Return of account balances on annuity
   and interest sensitive life policies......................           (141,440)        (146,607)        (72,649)
Net reallocations to separate accounts.......................           (825,848)        (650,270)       (239,671)
Contributions of capital by parent...........................            115,000          121,000         103,750
                                                                  ---------------- --------------- -------------------
Net cash provided by (used in) financing activities..........            (51,895)         259,208         439,549
                                                                  ---------------- --------------- -------------------

Increase (decrease) in cash and cash
   equivalents...............................................             48,827            7,701         (14,360)
Cash and cash equivalents at
   beginning of period.......................................             14,380            6,679          21,039
                                                                  ---------------- --------------- -------------------
Cash and cash equivalents at
   end of period.............................................            $63,207          $14,380          $6,679
                                                                  ================ =============== ===================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
   Interest..................................................            $22,444           $6,392          $4,305
   Income taxes..............................................                957               --              99
Non-cash financing activities:
   Non-cash adjustment to additional paid-in capital for
    adjusted merger costs....................................                 --               --             143
   Contribution of capital from parent to
     repay line of credit borrowings.........................                 --               --          18,750

SEE ACCOMPANYING NOTES.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

CONSOLIDATION
The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and collectively with Golden American, the "Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION
Golden American, a wholly owned subsidiary of Equitable of Iowa Companies, Inc., offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. First Golden is licensed to sell insurance products in New York and Delaware. The Companies' variable annuity products are marketed by broker/dealers, financial institutions, and insurance agents. The Companies' primary customers are consumers and corporations.

On October 24, 1997 ("the merger date"), PFHI Holding, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger dated July 7, 1997 among Equitable, PFHI, and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation.

INVESTMENTS
FIXED MATURITIES: The Companies account for their investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment," or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC"), and deferred income taxes. At December 31, 2000 and 1999, all of the Companies' fixed maturities are designated as available for sale, although the Companies are not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and other asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

EQUITY SECURITIES: Equity securities are reported at estimated fair value if readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations.

MORTGAGE LOANS ON REAL ESTATE: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Companies will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal. Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES: Realized gains and losses are determined on the basis of specific identification.

FAIR VALUES: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing process. This pricing process uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Estimated fair values of publicly traded fixed maturities are reported by an independent pricing service. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities, which consist of the Companies' investment in its registered separate accounts, are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts.

CASH AND CASH EQUIVALENTS
For purposes of the accompanying Statements of Cash Flows, the Companies consider all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally first year commissions and interest bonuses, premium credit, and other expenses related to the production of new business ($63.8 million during 2000, $153.0 million during 1999, and $73.4 million during 1998), have been deferred. Acquisition costs for variable insurance products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Companies revise their estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Companies have designated as "available for sale" under SFAS No. 115.

VALUE OF PURCHASED INSURANCE IN FORCE
As a result of the merger, a portion of the purchase price was allocated to the right to receive future cash flows from existing insurance contracts. This allocated cost represents VPIF, which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Companies revise the estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements, office furniture, certain other equipment, and capitalized computer software and are not considered to be significant to the Companies' overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis.

FUTURE POLICY BENEFITS
Future policy benefits for divisions of the variable products with fixed interest guarantees are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.00% to 14.00% during 2000, 3.00% to 11.00% during 1999, and 3.00% to 10.00% during 1998. The unearned revenue reserve represents unearned distribution fees. These distribution fees have been deferred and are amortized over the life of the contracts in proportion to expected gross profits.

SEPARATE ACCOUNTS
Assets and liabilities of the separate accounts reported in the accompanying Balance Sheets represent funds separately administered principally for variable contracts. Contractholders, rather than the Companies, bear the investment risk for the variable insurance products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable insurance products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Companies. The portion of the separate account assets equal to the reserves and other liabilities of variable contracts cannot be charged with liabilities arising out of any other business the Companies may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable contracts invested in the separate accounts; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

Product charges recorded by the Companies from variable insurance products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration, and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturities the Companies have designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Companies' Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Golden American's ability to pay dividends to its Parent is restricted. Prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limit. During 2001, Golden American cannot pay dividends to its Parent without prior approval of statutory authorities. Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder, Golden American, unless a notice of its intent to declare a dividend and the amount of the dividend has been filed with the New York Insurance Department at least thirty days in advance of the proposed declaration. If the Superintendent of the New York Insurance Department finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing.

SEGMENT REPORTING
The Companies manage their business as one segment, the sale of variable insurance products designed to meet customer needs for tax-advantaged saving for retirement and protection from death. Variable insurance products are sold to consumers and corporations throughout the United States.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are: (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of merger, (5) asset valuation allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities), and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding items are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

PENDING ACCOUNTING STANDARDS: DERIVATIVE FINANCIAL INSTRUMENTS
During 1998, the Financial Accounting Standards Board issued Statement No. 133 ("SFAS 133"), Accounting for Derivative Financial Instruments and Hedging Activities. SFAS 133 requires that all derivative instruments, including certain derivative instruments embedded in other contracts, be recorded on the balance sheet and measured at its fair value. The change in a derivative's fair value is generally to be recognized in current period earnings.

If certain conditions are met, a derivative may be specifically designated as a hedge of an exposure to changes in fair value, variability of cash flows, or certain foreign currency exposures. When designated as a hedge, the fair value should be recognized currently in earnings or other comprehensive income, depending on whether such designation is considered a fair value or as a cash flow hedge. With respect to fair value hedges, the fair value of the derivative, as well as changes in the fair value of the hedged item, are reported in earnings. For cash flow hedges, changes in the derivatives fair value are reported in other comprehensive income and subsequently reclassified into earnings when the hedged item affects earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The Companies adopted SFAS 133 on January 1, 2000. The cumulative effect of the accounting change upon adoption was not material.

RECLASSIFICATIONS
Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING
-------------------------------------------------------------------------------

The financial statements of the Companies differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger/acquisition and is amortized and charged to expense; (3) future policy benefit reserves for divisions with fixed interest guarantees of the variable insurance products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs, and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable insurance products consist of policy charges applicable to each contract for the cost of insurance, policy administration charges, amortization of policy initiation fees, and surrender charges assessed rather than premiums received; (11) the financial statements of Golden American's wholly owned subsidiary are consolidated rather than recorded at the equity in net assets; (12) surplus notes are reported as liabilities rather than as surplus; and (13) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

The net loss for Golden American as determined in accordance with statutory accounting practices was $71,134,000 in 2000, $85,578,000 in 1999, and
$68,002,000 in 1998. Total statutory capital and surplus was $406,923,000 and $368,928,000 at December 31, 2000 and 1999, respectively.

The National Association of Insurance Commissioners has revised the Accounting Practices and Procedures Manual, the guidance that defines statutory accounting principles. The revised manual will be effective January 1, 2001, and has been adopted, at least in part, by the States of Delaware and New York, which are the states of domicile for Golden American and First Golden, respectively. The revised manual will result in changes to the accounting practices that the Companies use to prepare their statutory-basis financial statements. Management believes the impact of these changes to the Companies' statutory-basis capital and surplus as of January 1, 2001 will not be significant.

3. INVESTMENT OPERATIONS
-------------------------------------------------------------------------------

INVESTMENT RESULTS
Major categories of net investment income are summarized below:

Year Ended December 31,                                       2000               1999                1998
                                                       ------------------ ------------------- -------------------
                                                                        (DOLLARS IN THOUSANDS)
 Fixed maturities.................................             $55,302            $50,352             $35,224
 Equity securities................................                 248                515                  --
 Mortgage loans on real estate....................               7,832              7,074               6,616
 Policy loans.....................................                 516                485                 619
 Short-term investments...........................               2,253              2,583               1,311
 Other, net.......................................                 543                388                 246
                                                       ------------------ ------------------- -------------------
 Gross investment income..........................              66,694             61,397              44,016
 Less investment expenses.........................              (2,554)            (2,228)             (1,531)
                                                       ------------------ ------------------- -------------------
 Net investment income............................             $64,140            $59,169             $42,485
                                                       ================== =================== ===================

Realized losses on investments follows:

       Year Ended December 31,                                      2000               1999                1998
                                                             ------------------ ------------------- -------------------
                                                                              (DOLLARS IN THOUSANDS)
       Fixed maturities, available for sale.............                $(6,289)           $(2,910)            $(1,428)
       Equity securities................................                   (213)                --                  --
       Mortgage loans on real estate....................                    (52)               (13)                (63)
                                                             ------------------- ------------------ -------------------
       Realized losses on investments...................                $(6,554)           $(2,923)            $(1,491)
                                                             ================== =================== ===================

The change in unrealized appreciation (depreciation) of securities at fair value follows:

       Year Ended December 31,                                      2000               1999                1998
                                                             ------------------ ------------------- -------------------
                                                                              (DOLLARS IN THOUSANDS)
       Fixed maturities, available for sale.............               $16,558           $(24,944)              $1,100
       Equity securities................................                (4,198)             5,301               (2,390)
                                                             ------------------- ------------------ -------------------
       Unrealized appreciation (depreciation)
          of securities.................................               $12,360           $(19,643)             $(1,290)
                                                             ================== =================== ===================

At December 31, 2000 and December 31, 1999, amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturities, all of which are designated as available for sale, follows:

                                                                                Gross             Gross           Estimated
                                                          Amortized        Unrealized        Unrealized                Fair
  December 31, 2000                                            Cost             Gains            Losses               Value
------------------------------------------------ ------------------- ----------------- ----------------- -------------------
                                                                           (DOLLARS IN THOUSANDS)
  U.S. government and governmental
   agencies and authorities.................              $18,607                $580              $(16)            $19,171
  Public utilities..........................               54,132                 294            (1,600)             52,826
  Corporate securities......................              355,890               1,318            (8,006)            349,202
  Other asset-backed securities.............              223,787               2,166            (1,831)            224,122
  Mortgage-backed securities................              146,335               1,465              (543)            147,257
                                                 ------------------- ----------------- ----------------- -------------------
  Total.....................................             $798,751              $5,823        $  (11,996)           $792,578
                                                 =================== ================= ================= ===================

                                                                                Gross             Gross           Estimated
                                                          Amortized        Unrealized        Unrealized                Fair
  December 31, 1999                                            Cost             Gains            Losses               Value
------------------------------------------------ ------------------- ----------------- ----------------- -------------------
                                                                           (DOLLARS IN THOUSANDS)
  U.S. government and governmental
   agencies and authorities.................              $21,363               --             $(260)             $21,103
  Public utilities..........................               53,754              $25            (2,464)              51,315
  Corporate securities......................              396,494               53           (12,275)             384,272
  Other asset-backed securities.............              207,044              850            (4,317)             203,577
  Mortgage-backed securities................              179,397               39            (4,382)             175,054
                                                 ------------------- ----------------- ----------------- -------------------
  Total.....................................             $858,052             $967          $(23,698)            $835,321
                                                 =================== ================= ================= ===================

Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities. At December 31, 2000, net unrealized investment loss on fixed maturities designated as available for sale totaled $6,173,000. Depreciation of $1,447,000 was included in stockholder's equity at December 31, 2000 (net of adjustments of $801,000 to VPIF, $3,146,000 to DPAC, and $779,000 to deferred income taxes). At December 31, 1999, net unrealized investment loss on fixed maturities designated as available for sale totaled $22,731,000. Depreciation of $6,955,000 was included in stockholder's equity at December 31, 1999 (net of adjustments of $1,785,000 to VPIF, $10,246,000 to DPAC, and $3,745,000 to
deferred income taxes).

At December 31, 2000, net unrealized depreciation on equity securities was comprised entirely of gross depreciation of $1,820,000. At December 31, 1999, net unrealized appreciation on equity securities was comprised entirely of gross appreciation of $2,378,000.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 2000 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                  Amortized               Estimated
December 31, 2000                                                                      Cost              Fair Value
--------------------------------------------------------------------- ---------------------- -----------------------
                                                                                 (DOLLARS IN THOUSANDS)
Due within one year..............................................                  $51,001                $50,836
Due after one year through five years............................                  323,753                317,862
Due after five years through ten years...........................                   45,812                 44,891
Due after ten years..............................................                    8,063                  7,610
                                                                      ---------------------- -----------------------
                                                                                   428,629                421,199
Other asset-backed securities....................................                  223,787                224,122
Mortgage-backed securities.......................................                  146,335                147,257
                                                                      ---------------------- -----------------------
Total............................................................                 $798,751               $792,578
                                                                      ====================== =======================

An analysis of sales, maturities, and principal repayments of the Companies' fixed maturities portfolio follows:

                                                                             Gross          Gross         Proceeds
                                                          Amortized       Realized       Realized             from
                                                               Cost          Gains         Losses             Sale
----------------------------------------------------- --------------- ------------ --------------- -------------------
                                                                          (DOLLARS IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2000:

Scheduled principal repayments, calls, and tenders.         $91,158          $122             $(1)         $91,279
Sales..............................................         120,125           285          (6,553)         113,857
                                                      --------------- ------------ --------------- -------------------
Total..............................................        $211,283          $407         $(6,554)        $205,136
                                                      =============== ============ =============== ===================

FOR THE YEAR ENDED DECEMBER 31, 1999:

Scheduled principal repayments, calls, and tenders.        $141,346          $216           $(174)        $141,388
Sales..............................................          80,472           141          (1,454)          79,159
                                                      --------------- ------------ --------------- -------------------
Total..............................................        $221,818          $357         $(1,628)        $220,547
                                                      =============== ============ =============== ===================

FOR THE YEAR ENDED DECEMBER 31, 1998:

Scheduled principal repayments, calls, and tenders.        $102,504           $60             $(3)        $102,561
Sales..............................................          43,204           518          (1,030)          42,692
                                                      --------------- ------------ --------------- -------------------
Total..............................................        $145,708          $578         $(1,033)        $145,253
                                                      =============== ============ =============== ===================

INVESTMENT VALUATION ANALYSIS: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary.

During the second quarter of 2000, Golden American determined that the carrying value of an impaired bond exceeded its estimated net realizable value. As a result, on June 30, 2000, Golden American recognized a total pre-tax loss of approximately $142,000 to reduce the carrying value of the bond to its net realizable value of $315,000 at December 31, 2000.

During the fourth quarter of 1998, Golden American determined that the carrying value of two bonds exceeded their estimated net realizable value. As a result, at December 31, 1998, Golden American recognized a total pre-tax loss of $973,000 to reduce the carrying value of the bonds to their combined net realizable value of $2,919,000. During the second quarter of 1999, further information was received regarding these bonds and Golden American determined that the carrying value of the two bonds exceeded their estimated net realizable value. As a result, at June 30, 1999, Golden American recognized a total pre-tax loss of $1,639,000 to further reduce the carrying value of the bonds to their combined net realizable value of $1,137,000. During the year 2000, these bonds had no further reduction in carrying value.

INVESTMENTS ON DEPOSIT: At December 31, 2000 and 1999, affidavits of deposits covering bonds with a par value of $6,870,000 and $6,470,000, respectively, were on deposit with regulatory authorities pursuant to certain statutory requirements.

INVESTMENT DIVERSIFICATIONS: The Companies' investment policies related to the investment portfolio require diversification by asset type, company, and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 2000 and December 31, 1999. Fixed maturities included investments in basic industrials (29% in 2000, 29% in 1999), conventional mortgage-backed securities (20% in 2000, 22% in 1999), financial companies (14% in 2000, 16% in 1999), and other asset-backed securities (20% in 2000, 19% in 1999).
Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as California (15% in 2000, 12% in 1999) and Utah (9% in 2000, 10% in 1999). There are no other concentrations of mortgage loans on real estate in any state exceeding ten percent at December 31, 2000 and 1999. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (29% in 2000, 34% in 1999), industrial buildings (35% in 2000, 33% in 1999), retail facilities (18% in 2000, 19% in 1999), and multi-family apartments (10% in 2000, 10% in 1999). Equity securities are not significant to the Companies' overall investment portfolio.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 2000.

4. COMPREHENSIVE INCOME
-------------------------------------------------------------------------------

Comprehensive income includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to the stockholder. Total comprehensive income (loss) for the Companies includes $606,000 for the year ended December 31, 2000 for First Golden and $(452,000) and $1,015,000 for the years ended December 31, 1999 and 1998, respectively. Other comprehensive income excludes net investment gains (losses) included in net income, which merely represent transfers from unrealized to realized gains and losses. These amounts total $(2,670,000), $(1,468,000) and $(2,133,000) in the years ended December 31, 2000, 1999 and 1998, respectively. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $(4,742,000), $(1,441,000) and $705,000 in the years ended December 31, 2000, 1999 and 1998, respectively.

5. FAIR VALUES OF FINANCIAL INSTRUMENTS
-------------------------------------------------------------------------------

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Companies' investments, investment contracts, and debt fall within the standards' definition of a financial instrument. Fair values for the Companies' insurance contracts other than investment contracts are not required to be disclosed. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial, and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Companies' business or financial condition based on the information presented herein.

The Companies closely monitor the composition and yield of invested assets, the duration and interest credited on insurance liabilities, and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Companies' overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Companies' business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:

December 31                                                             2000                              1999
-------------------------------------------------------- ----------------------------------- -------------------------------
                                                                                Estimated                       Estimated
                                                              Carrying               Fair        Carrying            Fair
                                                                 Value              Value           Value           Value
                                                         ----------------- ----------------- --------------- ---------------
                                                                               (DOLLARS IN THOUSANDS)
ASSETS
   Fixed maturities, available for sale...............         $792,578           $792,578       $835,321           $835,321
   Equity securities..................................            6,791              6,791         17,330             17,330
   Mortgage loans on real estate......................           99,916            100,502        100,087             95,524
   Policy loans.......................................           13,323             13,323         14,157             14,157
   Short-term investments.............................          106,775            106,775         80,191             80,191
   Cash and cash equivalents..........................           63,207             63,207         14,380             14,380
   Separate account assets............................        9,831,489          9,831,489      7,562,717          7,562,717

LIABILITIES
   Annuity products...................................        1,047,932            962,810      1,017,105            953,546
   Surplus notes......................................          245,000            204,455        245,000            226,100
   Revolving note payable.............................               --                 --          1,400              1,400
   Separate account liabilities.......................        9,831,489          9,831,489      7,562,717          7,562,717

The following methods and assumptions were used by the Companies in estimating fair values.

FIXED MATURITIES: Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded securities are estimated using a third party pricing process. This pricing process uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.

EQUITY SECURITIES: Estimated fair values of equity securities, which consist of the Companies' investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of individual securities comprising the individual portfolios. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable returns and quality.

MORTGAGE LOANS ON REAL ESTATE: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.

POLICY LOANS: Carrying values approximate the estimated fair value for policy loans.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values reported in the Companies' historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

SEPARATE ACCOUNT ASSETS: Separate account assets are reported at the quoted fair values of the individual securities in the separate accounts.

ANNUITY PRODUCTS: Estimated fair values of the Companies' liabilities for future policy benefits for the divisions of the variable annuity products with fixed interest guarantees and for supplemental contracts without life contingencies are stated at cash surrender value, the cost the Companies would incur to extinguish the liability.

SURPLUS NOTES: Estimated fair value of the Companies' surplus notes were based upon discounted future cash flows using a discount rate approximating the current market value.

REVOLVING NOTE PAYABLE: Carrying value reported in the Companies' historical cost basis balance sheet approximates estimated fair value for this instrument, as the agreement carries a variable interest rate provision.

SEPARATE ACCOUNT LIABILITIES: Separate account liabilities are reported at full account value in the Companies' historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6. VALUE OF PURCHASED IN FORCE
-------------------------------------------------------------------------------

As a result of the merger, a portion of the purchase price was allocated to the right to receive future cash flows from existing insurance contracts. This allocated cost represents VPIF, which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Interest was accrued at a rate of 7.32% during 2000 (7.33% during 1999, and 7.29% during 1998).

A reconciliation of the change in the VPIF asset follows:

         Year Ended December 31,                                       2000             1999             1998
                                                                 ---------------- ---------------- -----------------
                                                                               (DOLLARS IN THOUSANDS)
            Beginning balance..............................              $31,727           $35,977         $43,174
              Accretion of interest........................                2,016             2,372           2,802
              Amortization of asset........................               (6,817)           (8,610)         (7,526)
              Adjustment for unrealized gains (losses) ....                 (984)            1,988            (203)
              Purchase price adjustment to opening balance
                sheet .....................................                   --                --          (2,270)
                                                                 ----------------- --------------- -----------------
            Ending balance.................................              $25,942           $31,727         $35,977
                                                                 ================= =============== =================

Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 2000, is $3.9 million in 2001, $3.6 million in 2002, $3.0 million in 2003, $2.4 million in 2004, and $1.9 million in 2005. Actual amortization may vary based upon changes in assumptions and experience.

7. INCOME TAXES
-------------------------------------------------------------------------------

Golden American files a consolidated federal income tax return. Under the Internal Revenue Code, a newly acquired insurance company cannot file as part of the Parent's consolidated tax return for 5 years.

At December 31, 2000, the Companies have net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $189,656,000. Approximately $5,094,000, $3,354,000, $50,449,000, $94,078,000 and $36,681,000
of these NOL carryforwards are available to offset future taxable income of the Companies through the years 2011, 2012, 2018, 2019 and 2020, respectively.

INCOME TAX EXPENSE (BENEFIT)
Income tax expense (benefit) included in the consolidated financial statements follows:

Year Ended December 31,                                      2000              1999             1998
                                                       ----------------- ---------------- -----------------
                                                                      (DOLLARS IN THOUSANDS)
   Current...................................                    $(46)             $--              $--
   Deferred..................................                  13,728            8,523            5,279
                                                       ---------------- ---------------- -----------------
                                                              $13,682           $8,523           $5,279
                                                       ================ ================ =================

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference follows:

Year Ended December 31,                                      2000              1999             1998
                                                       ----------------- ---------------- -----------------
                                                                      (DOLLARS IN THOUSANDS)
   Income before income taxes......................            $32,862           $19,737          $10,353
                                                       ================= ================ =================

   Income tax at federal statutory rate............            $11,502            $6,908           $3,624
   Tax effect of:
     Goodwill amortization.........................              1,322             1,322            1,322
     Meals and entertainment.......................                292               199              157
     Other items...................................                566                94              176
                                                       ----------------- ---------------- -----------------
   Income tax expense .............................            $13,682            $8,523           $5,279
                                                       ================= ================ =================

DEFERRED INCOME TAXES

The tax effect of temporary differences giving rise to the Companies' deferred income tax assets and liabilities at December 31, 2000 and 1999 follows:

December 31                                                                      2000                  1999
------------------------------------------------------------------------ --------------------------------------------
                                                                                   (DOLLARS IN THOUSANDS)
Deferred tax assets:
   Net unrealized depreciation of securities
     at fair value...................................................                    $637                   $--
   Net unrealized depreciation of available for sale fixed
     maturities......................................................                     779                 3,745
   Future policy benefits............................................                 163,691               133,494
   Goodwill..........................................................                  15,111                16,323
   Net operating loss carryforwards..................................                  66,380                56,630
   Other.............................................................                   1,333                 1,333
                                                                         --------------------- ----------------------
                                                                                      247,931               211,525
Deferred tax liabilities:
Net unrealized appreciation of securities at fair value..............                      --                  (832)
   Fixed maturity securities.........................................                 (17,774)              (17,774)
   Deferred policy acquisition costs.................................                (184,743)             (154,706)
   Mortgage loans on real estate.....................................                    (715)                 (715)
   Value of purchased insurance in force.............................                  (8,512)              (10,462)
   Other.............................................................                 (25,724)               (1,348)
                                                                         --------------------- ----------------------
                                                                                     (237,468)             (185,837)
                                                                         --------------------- ----------------------
Valuation allowance..................................................                  (1,416)               (3,745)
                                                                         --------------------- ----------------------
Deferred income tax asset............................................                  $9,047               $21,943
                                                                         ===================== ======================

At December 31, 2000, the Company reported, for financial statement purposes, unrealized losses on certain investments, which have not been recognized for tax purposes. Since it is uncertain as to whether these capital losses, if ever realized, could be utilized to offset capital gains, a valuation allowance has been established for the tax effect of the financial statement losses.

8. RETIREMENT PLANS AND EMPLOYEE STOCK COMPENSATION
-------------------------------------------------------------------------------

DEFINED BENEFIT PLANS

In 2000, 1999 and 1998, the Companies were allocated their share of the pension liability associated with their employees. The Companies' employees are covered by the employee retirement plan of an affiliate, Equitable Life. Further, Equitable Life sponsors a defined contribution plan that is qualified under Internal Revenue Code Section 401(k).

The following tables summarize the benefit obligations and the funded status for pension benefits over the two-year period ended December 31, 2000:

                                                                                   2000                     1999
                                                                         --------------------------------------------------
                                                                                      (DOLLARS IN THOUSANDS)
    Change in benefit obligation:
      Benefit obligation at January 1..................................           $4,221                   $4,454
      Service cost.....................................................            1,569                    1,500
      Interest cost....................................................              554                      323
      Actuarial (gain) loss............................................            1,562                   (2,056)
                                                                         --------------------------------------------------
      Benefit obligation at December 31................................           $7,906                   $4,221
                                                                         ==================================================

    Funded status:
      Funded status at December 31....................................           $(7,906)                 $(4,221)
      Unrecognized past service cost .................................               141                       --
      Unrecognized net loss...........................................             1,627                      210
                                                                         --------------------------------------------------
      Net amount recognized...........................................           $(6,138)                 $(4,011)
                                                                         ==================================================

The Companies' plan assets were held by Equitable Life, an affiliate. During 1998, the Equitable Life Employee Pension Plan began investing in an undivided interest of the ING-NA Master Trust (the "Master Trust"). Boston Safe Deposit and Trust Company holds the Master Trust's investment assets.

The weighted-average assumptions used in the measurement of the Companies' benefit obligation follows:

    December 31                                                                        2000                    1999
-------------------------------------------------------------------------------------------------------------------------------
    Discount rate.........................................................            7.75%                   8.00%
    Expected return on plan assets........................................            9.25                    9.25
    Rate of compensation increase.........................................            5.00                    5.00

The following table provides the net periodic benefit cost for the fiscal years 2000, 1999, and 1998:

Year Ended December 31,                               2000              1999              1998
-----------------------------------------------------------------------------------------------------
                                                              (DOLLARS IN THOUSANDS)
    Service cost...............................           $1,569           $1,500            $1,138
    Interest cost..............................              554              323                97
                                                -----------------------------------------------------
    Net periodic benefit cost..................           $2,123           $1,823            $1,235
                                                =====================================================

There were no gains or losses resulting from curtailments or settlements during 2000, 1999, or 1998.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $7,906,000, $4,701,000, and $0, respectively, as of December 31, 2000 and $4,221,000, $2,488,000, and $0, respectively, as of December 31,
1999.

PHANTOM STOCK OPTION PLAN

The Phantom Stock Option Plan (the "Phantom Plan"), which covers certain key employees, is similar to a standard stock option plan; however, the phantom share option entitles the holder to a cash benefit in Dutch Guilders linked to the rise in value of ING ordinary shares on the Amsterdam Stock Exchange. The plan participants are entitled to any appreciation in the value of ING ordinary shares over the Phantom Plan option price (strike price) of 53.85 Euros for options issued on July 1, 1999, 140.40 Dutch Guilders for options issued on May 26, 1998, and 85.10 Dutch Guilders for options issued on May 23, 1997, not the ordinary shares themselves.

Options are granted at fair value on the date of grant. Options in the Phantom Plan are subject to forfeiture to ING should the individuals terminate their relationship with ING before the three-year initial retention period has elapsed. All options expire five years from the date of grant.

On July 1, 1999, ING issued 34,750 options to employees of Golden American related to this plan at a strike price of 53.85 Euros.

On May 26, 1998, ING issued 42,400 options related to this plan at a strike price of 140.40 Dutch Guilders. Since the strike price at December 31, 1998 was higher than the ING share price, there was no compensation expense related to these options in 1998.

On May 23, 1997, ING issued 3,500 options related to this plan at a strike price of 85.10 Dutch Guilders. Since the strike price was lower than the ING share price at December 31, 1998, Golden American incurred $46,000 of compensation expense related to these options during 1998.

No expense was recognized in 1999 related to the above options. As of December 31, 1999, 58,250 options remain outstanding.

During 2000, the Phantom Plan liability was transferred to ING. As of December 31, 2000, the Companies held no liabilities under the Phantom Plan. There were no expenses incurred related to this plan during the year ended December 31, 2000.

9. RELATED PARTY TRANSACTIONS
-------------------------------------------------------------------------------

OPERATING AGREEMENTS: Directed Services, Inc. ("DSI"), an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. For the years ended December 31, 2000, 1999 and 1998, the Companies paid commissions to DSI totaling $208,883,000, $181,536,000, and $117,470,000, respectively.

Golden American provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the years ended December 31, 2000, 1999 and 1998, the fee was $21,296,000, $10,136,000, and $4,771,000,
respectively.

Effective January 1, 1998, the Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Companies record a fee based on the value of the assets under management. The fee is payable quarterly. For the years ended December 31, 2000, 1999 and 1998, the Companies incurred fees of $2,521,000, $2,227,000 and $1,504,000, respectively, under this agreement.

Golden American has a guaranty agreement with Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. On June 30, 2000, Golden American incurred a fee of $7,000 under this agreement. No annual fee was paid in 1999.

Golden American provides certain advisory, computer, and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $6,193,000, $6,107,000 and $5,833,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

The Companies have a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $1,270,000, $1,251,000 and $1,058,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

First Golden provided resources and services to DSI. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $223,000, $387,000, and $75,000 for the years ended December 31, 2000, 1999 and
1998, respectively.

Golden American provides resources and services to ING Mutual Funds Management Co., LLC, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $455,000 and $244,000 for the years ended December 31, 2000 and 1999, respectively.

Golden American provides resources and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $593,000 and $460,000 for the years ended December 31, 2000 and 1999, respectively.

The Companies provide resources and services to Security Life of Denver Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $261,000 and $216,000 for the years ended December 31, 2000 and 1999, respectively.

The Companies provide resources and services to Southland Life Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $115,000 and $103,000 for the years ended December 31, 2000 and 1999, respectively.

In 2000, 1999, and 1998, the Companies received 11.3%, 10.0%, and 9.6% of total premiums, net of reinsurance, for variable products sold through eight affiliates as noted in the following table:

Year Ended December 31,                               2000              1999              1998
-----------------------------------------------------------------------------------------------------
                                                              (DOLLARS IN THOUSANDS)
   LSSI......................................             $127.0           $168.5            $122.9
   Vestax Securities Corporation.............               47.2             88.1              44.9
   DSI.......................................                1.4              2.5              13.6

   Multi-Financial Securities Corporation....               38.6             44.1              13.4
   IFG Network Securities, Inc...............               23.1             25.8               3.7
   Washington Square ........................               44.6               --                --
   Primevest.................................                6.2               --                --
   Compulife.................................                2.7               --                --
                                                -----------------------------------------------------
   Total.....................................             $290.8           $329.0            $198.5
                                                =====================================================

MODIFIED COINSURANCE AGREEMENT: On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued on or after January 1, 2000, excluding those with an interest rate guarantee. The financial statements are presented net of the effects of the agreement.

Under this agreement, Golden American received a net reimbursement of expenses and charges of $218.8 million. This was offset by a decrease in deferred acquisition costs of $223.7 million. As at December 31, 2000, Golden American also had a payable to Equitable Life of $16.3 million due to the overpayment by Equitable Life of the cash settlement for the modified coinsurance agreement.

REINSURANCE AGREEMENT COVERING MINIMUM GUARANTEED BENEFITS: On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering variable annuity minimum guaranteed death benefits and minimum guaranteed living benefits of variable annuities issued on or after January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $10,500,000 related to this agreement. Under this agreement, Golden American recorded a reinsurance recoverable of $14.6 million at December 31, 2000.

RECIPROCAL LOAN AGREEMENT: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval from the Department of Insurance of the State of Delaware. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, Golden American incurred interest expense of $481,000, $815,000 and $1,765,000 for the years ended December 31, 2000, 1999 and 1998, respectively. At December 31, 2000, 1999 and 1998, Golden American did not have any borrowings or receivables from ING AIH under this agreement.

LINE OF CREDIT: Golden American maintained a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective December 1, 1996 and expired December 31, 1997, Golden American could borrow up to $25,000,000. Interest on any borrowings was charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. Under this agreement, Golden American incurred interest expense of $211,000 for the year ended December 31, 1998. The outstanding balance was paid by a capital contribution and with funds borrowed from ING AIH.

SURPLUS NOTES: On December 30, 1999, Golden American issued an 8.179% surplus note in the amount of $50,000,000 to Equitable Life. The note matures on December 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $4,112,000 for the year ended December 31, 2000. Golden American incurred no interest expense during the year ended December 31, 1999.

On December 8, 1999, Golden American issued a 7.979% surplus note in the amount of $35,000,000 to First Columbine Life Insurance Company ("First Columbine"), an affiliate. The note matures on December 7, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $2,961,000 and $0 for the years ended December 31, 2000 and 1999, respectively.

On September 30, 1999, Golden American issued a 7.75% surplus note in the amount of $75,000,000 to ING AIH. The note matures on September 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $5,813,000 in 2000 and $1,469,000 in 1999. On December 30, 1999, ING AIH assigned the note to Equitable Life.

On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $4,350,000 in 2000 and 1999. Golden American incurred no interest in 1998.

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $2,063,000 in 2000, unchanged from 1999 and 1998. On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock).

STOCKHOLDER'S EQUITY: During 2000, 1999 and 1998, Golden American received capital contributions from its Parent of $80,000,000, $121,000,000 and $122,500,000, respectively. As at December 31, 2000, Golden American also had a receivable of $35,000,000 from capital contributions made by its Parent.

10. COMMITMENTS AND CONTINGENCIES
-------------------------------------------------------------------------------

REINSURANCE: At December 31, 2000, the Companies had reinsurance treaties with six unaffiliated reinsurers and three affiliated reinsurers covering a significant portion of the mortality risks and guaranteed death and living benefits under its variable contracts. Golden American remains liable to the extent reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance ceded in force for life mortality risks were $105,334,000, and $119,575,000 at December 31, 2000 and 1999, respectively. At
December 31, 2000 and 1999, the Companies have a net receivable of $33,973,000 and $14,834,000, respectively, for reserve credits, reinsurance claims, or other receivables from these reinsurers comprised of $16,462,000 and $493,000, respectively, for claims recoverable from reinsurers, $4,007,000 and $1,201,000, respectively, for a payable for reinsurance premiums, and $21,518,000 and $15,542,000, respectively, for a receivable from an unaffiliated reinsurer. Included in the accompanying financial statements, excluding the modified coinsurance agreements, are net considerations to reinsurers of $21,655,000, $9,883,000 and $4,797,000 and net policy benefits recoveries of $8,927,000, $3,059,000 and $2,170,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued on or after January 1, 2000, excluding those with an interest rate guarantee. At December 31, 2000, Golden American had received a total settlement of $218.8 million under this agreement. The carrying value of the separate account liabilities covered under this agreement represent 17.6% of total separate account liabilities outstanding at December 31, 2000. Golden American remains liable to the extent Equitable Life does not meet its obligations under the agreement. The accompanying statement of operations, statement of changes in stockholder's equity and statement of cash flows are presented net of the effects of the agreement.

On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering variable annuity minimum guaranteed death benefits and guaranteed living benefits of variable annuities issued on or after January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $10,500,000 related to this agreement.

On December 29, 2000, First Golden entered into a reinsurance treaty with London Life Reinsurance Company of Pennsylvania, an unaffiliated reinsurer, covering the minimum guaranteed death benefits of First Golden's variable annuities issued on or after January 1, 2000.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $736,000, $1,729,000, $1,022,000 for the years ended December 31, 2000, 1999 and
1998, respectively.

GUARANTY FUND ASSESSMENTS: Assessments are levied on the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments, review information regarding known failures, and revise estimates of future guaranty fund assessments. Accordingly, the Companies accrued and charged to expense an additional $3,000, $3,000 and $1,123,000 for the years ended December 31, 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, the Companies have an undiscounted reserve of $2,430,000, and $2,444,000, respectively, to cover estimated future assessments (net of related anticipated premium tax credits) and have established an asset totaling $733,000, and $618,000, respectively, for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments based upon previous premiums and known insolvencies at this time.

LITIGATION: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class action and other actions involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Companies currently believe no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Companies.

VULNERABILITY FROM CONCENTRATIONS: The Companies have various concentrations in the investment portfolio (see Note 3 for further information). The Companies' asset growth, net investment income, and cash flow are primarily generated from the sale of variable insurance products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns, which may result in higher lapse experience than assumed, could cause a severe impact to the Companies' financial condition. A broker/dealer, having at least ten percent of total net premiums, generated 11% of the Companies' sales in 2000 (28% and 26% by two broker/dealers during 1999 and 1998, respectively). Two broker dealers, having at least ten percent of total gross premiums, generated 21% of the Companies' sales in 2000 (30% and 27% by two broker/dealers during 1999 and 1998, respectively). The Premium Plus product generated 71% of the Companies' sales during 2000 (79% during 1999 and 63% during 1998).

LEASES: The Companies lease their home office space, certain other equipment, and capitalized computer software under operating leases which expire through 2020. During the years ended December 31, 2000, 1999 and 1998, rent expense totaled $2,874,000, $2,273,000, and $1,241,000, respectively. At December 31,
2000, minimum rental payments due under all non-cancelable operating leases with initial terms of one year or more are: 2001 - $3,790,000; 2002 - $3,257,000;
2003 - $2,611,000; 2004 - $2,419,000; 2005 - $2,419,000, and 2006 and thereafter
- $38,700,000.

REVOLVING NOTE PAYABLE: To enhance short-term liquidity, the Companies established a revolving note payable with SunTrust Bank, Atlanta (the "Bank") which expires July 30, 2001. The note was approved by the Boards of Directors of Golden American and First Golden on August 5, 1998 and September 29, 1998, respectively. The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.225% or (2) a rate quoted by the Bank to the Companies for the advance. The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the years ended December 31, 2000, 1999 and 1998, the Companies incurred interest expense of $87,000, $198,000 and $352,000, respectively. At December 31, 2000, there were no amounts outstanding under this agreement. At December 31, 1999, the Companies had a $1,400,000 note payable to the Bank under this agreement.

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Form No. SAI.57218-01                                             Ed. July 2001